         Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor any offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                                    Rule 497(a)
                                                      Registration No. 33-59984
                                                              File No. 811-7588

                 SUBJECT TO COMPLETION: DATED DECEMBER 20, 1996.

PROSPECTUS

                                THE CARDINAL FUND
                             CARDINAL BALANCED FUND
                         CARDINAL AGGRESSIVE GROWTH FUND

                              INSTITUTIONAL SHARES

         The Cardinal Fund, Cardinal Balanced Fund (the "Balanced Fund") and Cardinal Aggressive Growth Fund (the "Aggressive Growth Fund") (together called the "Funds" or individually a "Fund") are three separate diversified investment funds of The Cardinal Group (the "Group"), an open-end, management investment company. The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares"). Each Fund offers multiple classes of Shares.

         This Prospectus relates only to one class of Shares of The Cardinal Fund, the Balanced Fund and the Aggressive Growth Fund - Institutional Shares. Institutional Shares of each Fund are offered to banks, broker-dealers, savings and loan associations, trust companies (including The Ohio Company), qualified investment advisers and certain other financial institutions acting in a fiduciary capacity on behalf of their customers or beneficiaries. Each Fund also offers Investor Shares to the public. Interested persons who wish to obtain prospectuses of Cardinal Government Obligations Fund, Cardinal Government Securities Money Market Fund or Cardinal Tax Exempt Money Market Fund, the other funds of the Group, or of the Investor Shares of the Funds, should contact The Ohio Company. Additional information about the Funds, contained in a Statement Of Additional Information dated January ___, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Such Statement is available upon request without charge from the Group at the address below or by calling the phone number provided below.

         This Prospectus sets forth concisely the information about the Institutional Shares of the Funds that a prospective investor ought to know before investing in any of the Funds. This Prospectus should be retained for future reference.

         THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
         ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
         CONTRARY IS A CRIMINAL OFFENSE.

                                The Ohio Company

                The date of this Prospectus is January __, 1997.

         The Cardinal Fund's investment objectives are long-term growth of capital and income. Current income is a secondary objective. The Cardinal Fund seeks to achieve its objectives through selective participation in the long-term progress of businesses and industries. The policy of The Cardinal Fund is generally to invest in equity securities.

         The Balanced Fund's investment objectives are current income and long-term growth of both capital and income.

         The Aggressive Growth Fund's investment objective is appreciation of capital. The Aggressive Growth Fund intends to invest primarily in common stocks and securities convertible into common stocks.

         There can be no assurance that any of the Funds' investment objectives will be achieved.

 -------------------------------------------------------------------------------


                 For further information regarding the Funds or
                for assistance in opening an account or redeeming
                  Shares, please call (800) 282-9446 toll free.

                  Inquiries may also be made by mail addressed
                      to the Group at its principal office:

                              155 East Broad Street
                              Columbus, Ohio 43215

-------------------------------------------------------------------------------

                              PROSPECTUS HIGHLIGHTS

INVESTMENT OBJECTIVES...............     THE CARDINAL FUND seeks long-term
                                         growth of capital and income.  Current
                                         income is a secondary objective.
                                         (See page __.)

                                         THE BALANCED FUND seeks current income
                                         and long-term growth of both capital
                                         and income. (See page__.)

                                         THE AGGRESSIVE GROWTH FUND seeks
                                         appreciation of capital. (See page
                                         __.)

INVESTMENT POLICIES.................     THE CARDINAL FUND generally invests in
                                         equity securities which are growth
                                         oriented. (See pages __ and __.)

                                         Under normal market conditions, the
                                         BALANCED FUND will invest in common
                                         stocks, preferred stocks, fixed income
                                         securities and securities convertible
                                         into common stocks. At least 25% of the
                                         value of the Balanced Fund's assets
                                         will be invested in fixed income senior
                                         securities. (See pages __ through __.)

                                         The AGGRESSIVE GROWTH FUND will invest
                                         primarily in common stocks and
                                         securities convertible into
                                         common stocks of growth-oriented
                                         companies. (See pages and __ and __.)

DIVIDENDS...........................     Dividends and capital gains
                                         distributions are made with such
                                         frequency as the Group shall determine.
                                         Generally, dividends are declared
                                         quarterly and long- term capital gains,
                                         if any, are declared annually. Such
                                         dividends and distributions may be
                                         invested in additional Shares of such
                                         Fund at no charge. (See page __.)

RISK FACTORS AND SPECIAL
         CONSIDERATIONS.............     An investment in a mutual fund such as
                                         any of the Funds involves a certain
                                         amount of risk and may not be suitable
                                         for all investors. Some investment
                                         policies of the Funds may entail
                                         certain risks. (See "WHAT ARE THE
                                         INVESTMENT OBJECTIVES AND POLICIES OF
                                         THE FUNDS? -- Risk Factors and
                                         Investment Techniques" on pages __
                                         through __.)

PURCHASES...........................     Purchases are made at the public
                                         offering price which is equal to net
                                         asset value per share. (See page __.)

REDEMPTIONS.........................    Shares can be redeemed at net asset
                                        value per share without charge if
                                        redeemed through the Funds' distributor,
                                        The Ohio Company. (See page __.)

INVESTMENT ADVISER AND
         MANAGER...................     Cardinal Management Corp.
                                        (the "Adviser"), a wholly-owned
                                        subsidiary of The Ohio Company, is the
                                        Funds' investment adviser. The Adviser
                                        also serves as investment adviser for
                                        Cardinal Government Obligations Fund,
                                        Cardinal Government Securities Money
                                        Market Fund and Cardinal Tax Exempt
                                        Money Market Fund (collectively, with
                                        the Funds, the "Cardinal Funds"), each a separate diversified investment fund of the Group. (See page __.)




FEE TABLE

                                                                                Institutional Shares of

                                                                   The                                   Aggressive
                                                              Cardinal             Balanced                  Growth
                                                                  Fund                 Fund                    Fund
                                                                  ----                 ----                    ----

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed
         on Purchases (as a percentage of offering
         price)                                                     0%                   0%                      0%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                                   .60%                 .75%                    .75%

12b-1 Fees                                                        None                 None                    None

Administrative Service Fees                                       .15                  .15                     .15

Other Expenses                                                    .15                  .95                    1.17
                                                                  ---                  ---                    ----

         Total Fund Operating Expenses                            .90%                1.85%                   2.07%
                                                                  ====                =====                   =====




EXAMPLE

         You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                        1 Year             3 Years              5 Years             10 Years
                                        ------             -------              -------             --------
The Cardinal Fund                       $ 9                $29                  $ 50                $111

Balanced Fund                           $19                $58                  $100                $217

Aggressive Growth Fund                  $21                $65                  $111                $240



         The information set forth in the foregoing Fee Table and Example relates only to Institutional Shares of the Funds. Each of the Funds also offers another class of Shares known as Investor Shares. The two classes of Shares of the Funds are subject to the same expenses except that the Investor Shares are not subject to an administrative services fee but are subject to a Rule 12b-1 fee and are generally sold with a front-end sales charge.

         The purpose of the above table is to assist a potential purchaser of a Fund's Institutional Shares in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "WHO MANAGES MY INVESTMENT IN THE FUNDS?" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Funds. The example and expenses above reflect current fees. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


         The following Financial Highlights with respect to each of the years in the ten year period ended September 30, 1996, with respect to The Cardinal Fund, and each of the years in the three year period ended September 30, 1996, and the period from June 24, 1993, through September 30, 1993, with respect to the Balanced Fund and the Aggressive Growth Fund, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon, insofar as it relates to each of the years and/or periods in the five year period ended September 30, 1996, is contained in the Funds' Statement of Additional Information and may be obtained by shareholders and prospective investors.


         The following Financial Highlights for The Cardinal Fund reflect the operations of The Cardinal Fund Inc. ("TCFI"), The Cardinal Fund's predecessor, through April 30, 1996. On May 1, 1996, The Cardinal Fund acquired all of the assets and liabilities of TCFI and is deemed to have succeeded to the financial and performance history of TCFI.

         Effective January 2, 1997, the Board of Trustees of the Group reclassified each Fund's outstanding Shares into Investor Shares. The financial information provided below and in the Statement of Additional Information is for periods prior to such reclassification.

Financial Highlights for Each Share of Beneficial Interest
Outstanding Throughout Each Period
----------------------------------

                                                         THE CARDINAL FUND

                                                                 Years Ended September 30,

                                          1996              1995              1994              1993               1992
                                          ----              ----              ----              ----               ----

NET ASSET VALUE, BEGINNING               $13.23            $12.73            $12.91             $12.95             $11.88

Investment Activities:

  Net investment income                     .25               .36               .31                .32                .35

  Net realized and
    unrealized gain (loss)
    on investments                         1.95              1.32               .12                .55               1.37
                                           ----              ----               ---                ---               ----

Total from Investment
Activities                                 2.20              1.68               .43                .87               1.72
                                           ----              ----               ---                ---               ----

Distributions:

    From net investment
    income                                 (.26)             (.35)             (.33)              (.29)              (.36)

    From net realized gains               (2.04)             (.83)             (.28)              (.62)              (.29)

    Returns of capital                       --                --                --                 --                 --
                                         ------            ------            ------             ------              -----

    Total Distributions                   (2.30)            (1.18)             (.61)              (.91)              (.65)
                                         ------            ------             -----              -----              -----

NET ASSET VALUE ENDING                   $13.13            $13.23            $12.73             $12.91             $12.95
                                         ======            ======            ======             ======             ======

RATIOS/SUPPLEMENTAL DATA:

Total Return (without
  sales load)                             17.96%            14.84%             3.38%              6.98%             15.05%

Net assets at end
  of period (000)                      $229,042          $226,181          $246,581           $282,125           $261,392

Ratio of expenses to average
net assets                                 0.75%             0.70%             0.72%              0.68%              0.67%

Ratio of net investment
  income after expenses
  to average net assets                    1.90%             2.89%             2.40%              2.46%              2.83%

Ratio of incurred expenses
  to average net assets (a)                0.85%             0.70%             0.72%              0.68%              0.67%

Ratio of net investment
  income after incurred
  expenses to average net
  assets (a)                               1.80%             2.89%             2.40%              2.46%              2.83%

Portfolio turnover rate                   57.93%            19.78%            23.20%             11.11%              6.22%

Average commission rate
  paid (b)                                $0.08             $0.08             $0.08              $0.08              $0.08





                                                                 Years Ended September 30,

                                         1991              1990              1989              1988               1987
                                         ----              ----              ----              ----               ----

NET ASSET VALUE, BEGINNING               $9.28            $11.75            $10.38             $11.73             $10.35

Investment Activities:

  Net investment income                    .35               .42               .41                .37                .33

  Net realized and
    unrealized gain (loss)
    on investments                        2.70             (1.87)             1.73               (.82)              2.05
                                          ----             ------             ----               -----              ----

Total from Investment
Activities                                3.05             (1.45)             2.14               (.45)              2.38
                                          ----             ------             ----               -----              ----

Distributions:

    From net investment
    income                                (.38)             (.53)             (.39)              (.47)              (.28)

    From net realized gains               (.07)             (.49)             (.38)              (.43)              (.72)

    Returns of capital                      --                --                --                 --                 --
                                        ------           -------            ------             ------             ------

    Total Distributions                   (.45)            (1.02)             (.77)              (.90)             (1.00)
                                         -----            ------             -----              -----             ------

NET ASSET VALUE ENDING                  $11.88             $9.28            $11.75             $10.38             $11.73
                                        ======             =====            ======             ======             ======

RATIOS/SUPPLEMENTAL DATA:

Total Return (without
  sales load)                            33.54%           (13.42)%           22.04%             (3.46)%            25.00%

Net assets at end
  of period (000)                     $221,428          $168,184          $174,156           $130,978           $136,619

Ratio of expenses to
  average net assets                      0.67%             0.74%             0.70%              0.73%              0.75%

Ratio of net investment
  income after expenses to
  average net assets                      3.15%             3.98%             3.93%              3.77%              3.32%

Ratio of incurred expenses
  to average net assets (a)               0.67%             0.74%             0.70%              0.73%              0.75%

Ratio of net investment
  income after incurred
  expenses to average net
  assets (a)                              3.15%             3.98%             3.93%              3.77%              3.32%

Portfolio turnover rate                  33.27%            27.10%            23.20%              12.3%              13.2%

Average commission rate
  paid (b)                                 N/A               N/A               N/A                N/A                N/A

* The Information included in the Financial Highlights for The Cardinal Fund has been restated to reflect a three-for-two stock split made on January 11, 1990.

(a) During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

(b) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

N/A Not available.



                                                 THE BALANCED FUND


                                                                                           Period from June 24, 1993
                                                      Years Ended September 30,             (date of commencement of
                                                                                              operations) through
                                                 1996           1995           1994           September 30, 1993*
                                                 ----           ----           ----           -------------------
NET ASSET VALUE, BEGINNING                       $11.52          $9.90         $10.13                $10.00

Investment Activities:

  Net investment income                            0.41            .34            .23                  0.02

  Net realized and unrealized
    gain (loss) on investments                     0.73           1.67          (0.20)                 0.12
                                                 ------         ------          -----                ------

Total from Investment Activities                   1.14           2.01           0.03                  0.14
                                                 ------         ------          -----                ------

Distributions:

    From net investment income                    (0.41)         (0.35)         (0.23)                (0.01)

    From net realized gains                       (0.39)         (0.04)         (0.03)                   --

    Returns of capital                               --             --             --                    --
                                                 ------         ------          -----                ------

    Total Distributions                           (0.60)         (0.39)         (0.26)                (0.01)
                                                 ------         ------          -----                ------

NET ASSET VALUE ENDING                           $11.86         $11.52          $9.90                $10.13
                                                 ======         ======          =====                ======

RATIOS/SUPPLEMENTAL DATA:

Total Return (without sales load)                 10.26%         20.76%          0.37%                 1.40%**

Net assets at end of period (000)               $14,345        $14,535        $13,973               $10,811

Ratio of expenses to average net assets            1.64%          1.94%          2.07%                 0.70%

Ratio of net investment income after
  expenses to average net assets                   3.54%          3.24%          2.44%                 0.35%

Ratio of incurred expenses to average
  net assets (a)                                   1.86%          1.95%          2.07%                 0.70%

Ratio of net investment income after
  incurred expenses to average net
  assets (a)                                       3.32%          3.23%          2.44%                 0.35%

Portfolio turnover rate                           18.34%         37.62%         59.09%                60.67%

Average commission rate paid (b)                  $0.09          $0.09          $0.10                 $0.10

*     Commencement of operations.

** This total return figure reflects aggregate total return. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

(a) During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

(b) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

                                            THE AGGRESSIVE GROWTH FUND


                                                      Years Ended September 30,              Period from June 24, 1993
                                                                                             (date of commencement of
                                                                                                operations) through
                                                 1996           1995           1994             September 30, 1993*
                                                 ----           ----           ----             -------------------
NET ASSET VALUE, BEGINNING                     $12.37          $9.94         $10.47                  $10.00

Investment Activities:

  Net investment loss                           (0.17)         (0.10)         (0.13)                  (0.03)

  Net realized and unrealized

    gain (loss) on investments                   0.01           2.53          (0.36)                   0.50
                                                 ----           ----         ------                    ----

Total from Investment Activities                (0.16)          2.43          (0.49)                   0.47
                                               ------           ----         ------                    ----

Distributions:

    From net investment income                     --             --             --                      --

    From net realized gains                     (0.90)            --          (0.04)                     --

    Returns of capital                             --             --             --                      --
                                              -------         ------         ------                   -----

    Total Distributions                         (0.90)          0.00          (0.04)                   0.00
                                               ------           ----         ------                   -----

NET ASSET VALUE ENDING                         $11.31         $12.37          $9.94                  $10.47
                                               ======         ======          =====                  ======

RATIOS/SUPPLEMENTAL DATA:

Total Return (without sales load)               (1.13%)        24.35%         (4.74%)                  4.70%**

Net assets at end of period (000)              $9,669        $10,434         $9,460                  $6,320

Ratio of expenses to average net assets          1.95%          2.24%          2.51%                   0.91%

Ratio of net investment income after
  expenses to average net assets                (1.52%)        (0.92%)        (1.50%)                 (0.53%)

Ratio of incurred expenses to
  average net assets (a)                         2.17%          2.25%          2.51%                   0.91%

Ratio of net investment income
  after incurred expenses to average
  net assets (a)                                (1.75)%        (0.93)%        (1.50%)                 (0.53%)

Portfolio turnover rate                         48.60%         80.35%         95.70%                  31.15%

Average commission rate paid (b)                $0.07          $0.07          $0.09                   $0.08

*     Commencement of operations.

** This total return figure reflects aggregate total return. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

(a) During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

(b) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

      See notes to financial statements appearing in the Funds' Statement of Additional Information.


                             PERFORMANCE INFORMATION

         From time to time each Fund may advertise its average annual total return, cumulative total return and/or yield. SUCH TOTAL RETURN FIGURES AND YIELD FIGURES ARE BASED UPON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The average annual total return advertised by a Fund refers to the return generated by an investment in that Fund over certain specified periods since the establishment of such Fund. The average annual total return over a period equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions earned by an investment in the Fund are immediately reinvested and the maximum applicable sales charge, if any, is deducted from the initial investment at the time of investment. Such figure is then annualized. The cumulative total return advertised refers to the total return on a hypothetical investment over the relevant period and equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions are immediately reinvested and the maximum sales charge, if any, is deducted from the initial investment. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by such Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

         In addition, from time to time the Balanced Fund may include in its sales literature and shareholder reports a quote of the current "distribution" rate for such Fund. A distribution rate is simply a measure of the level of dividends distributed for a specified period and is computed by dividing the total amount of dividends per share paid by the Balanced Fund during the past 12 months by a current maximum offering price. It differs from yield, which is a measure of the income actually earned by the Balanced Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. A distribution rate is, therefore, not intended to be a complete measure of performance. A distribution rate may sometimes be greater than yield since, for instance, it may include short-term and possibly long-term gains (which may be non-recurring), may not include the effect of amortization of bond premiums and does not reflect unrealized gains or losses.

         Investors may also judge the performance of a Fund by comparing or referencing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor' s Corporation, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and CDA Investment Technologies, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, The Columbus Dispatch, Business Week, U.S.A. Today and Consumer Reports. In addition to performance information, general information about a Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

         Further information about the performance of each Fund is contained in the Funds' Annual Report to Shareholders which may be obtained without charge by contacting the Group at the telephone number set forth on the cover page of this Prospectus. Performance quotations will be computed separately for Investor and Institutional Shares. Because of differences in the fees and/or expenses borne by Investor and Institutional Shares, the net yield and total return on each such class can be expected, at any given time, to differ from the net yield and total return of such other class.

                               WHAT ARE THE FUNDS?

         Each Fund is one separate diversified investment fund of the Group, which was organized on March 23, 1993, as an Ohio business trust. The Group is registered and operates as an open-end management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Cardinal Fund was organized for the purposes of acquiring all of the assets and liabilities of TCFI to effect a reorganization of TCFI from a stand alone investment company to a separate series of the Group (the "Reorganization"). The Reorganization was effected as of May 1, 1996.

                       WHAT ARE THE INVESTMENT OBJECTIVES
                           AND POLICIES OF THE FUNDS?

IN GENERAL

         The investment objectives of The Cardinal Fund are to achieve long-term growth of capital and income. Current income is a secondary objective. The Cardinal Fund seeks to achieve its objectives through selective participation in the long-term progress of businesses and industries.

         The investment objectives of the Balanced Fund are to seek current income and long-term growth of both capital and income. The Balanced Fund intends to invest based on combined considerations of risk, income and capital enhancement.

         The investment objective of the Aggressive Growth Fund is to seek appreciation of capital. The Aggressive Growth Fund will invest primarily in common stocks and securities convertible into common stocks of growth oriented companies.

         The investment objectives of each Fund are fundamental policies and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?"). No Fund is intended to provide a complete and balanced investment program for an investor. There can be no assurance that the investment objectives of any Fund will be achieved.

THE CARDINAL FUND

         The policy of The Cardinal Fund is generally to invest in equity securities cm companies which, in the opinion of the Adviser, are growth oriented. The securities purchased by The Cardinal Fund are traded in either established over-the-counter markets or on national exchanges and are issued by companies having a market capitalization of at least $10 million. This policy of normally investing in equity securities believed to have a potential for long-term capital appreciation means that the assets of The Cardinal Fund will generally be subject to greater risk than may be involved in securities which do not have such growth characteristics. It is recognized, however, that there may be times when, as a temporary, defensive measure, The Cardinal Fund's equity position should be reduced. At such times, and otherwise for cash management purposes, The Cardinal Fund may hold its assets in cash or invest its assets in investment grade debt securities, U.S. Government securities, securities of other investment companies, repurchase agreements and preferred stock.

THE BALANCED FUND

         Under normal market conditions the Balanced Fund will invest in common stocks, preferred stocks, fixed income securities and securities convertible into common stocks (i.e., warrants, rights, convertible preferred stock, fixed rate preferred stock and convertible fixed-income securities). At least 25% of the value of the Balanced Fund's assets will be invested in fixed income senior securities. For purposes of compliance with such 25% limitation, only that portion of any convertible senior security attributable to its fixed income characteristics will be used. By investing primarily in common stocks the Balanced Fund will pursue its objectives of long-term growth of both capital and income. However, the Balanced Fund, through its fixed-income and convertible securities as well as the dividend attributes of certain of its common and preferred stock holdings will place considerable emphasis on generating current income.

         The common and preferred stocks and securities convertible into common stocks will be selected if the Adviser believes that such securities can contribute to the Balanced Fund's objectives of providing current income and growth in income and/or long-term growth of capital. The Balanced Fund will invest in the common and preferred stocks and securities convertible into common stocks of domestic issuers and foreign issuers (subject to the limitations described below), with market capitalizations of not less than $10 million and which generally are traded either in established over-the-counter markets or on national exchanges. As described below, however, the Balanced Fund may invest in privately placed or restricted securities.

         The Adviser will select convertible securities primarily upon its evaluation that the underlying common stocks meet the criteria for selection of common stocks as described above. The Balanced Fund may invest up to 10% of its net assets in non-investment grade convertible debt securities rated no lower than B by an appropriate nationally recognized statistical rating organization (an "NRSRO") or in unrated securities which are deemed by the Adviser to be of comparable quality. Non-investment grade securities are commonly referred to as high yield or high risk securities. High yield, high risk securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and volatility than higher quality securities. In addition, such securities have less liquidity and experience more price fluctuation than higher quality securities.

         Convertible debt securities which are rated B by Moody's Investor Services ("Moody's") generally lack characteristics of a desirable investment, since the assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small. Debt rated B by Standard & Poor's Corporation ("S&P") is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. In the event that a convertible debt security's rating falls below a "B" by the appropriate NRSROS, the Adviser will reevaluate the security in order to determine whether to sell or convert, if possible, such security. In such an event, however, the Balanced Fund would not be required to liquidate such security if it would suffer a loss on the sale of such security.

         The Balanced Fund's fixed income senior securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper and bankers' acceptances. The Balanced Fund may also invest in repurchase agreements.

         The Balanced Fund expects to invest in a variety of bills, notes and bonds issued by the U.S. Treasury, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Certain of such U.S. Government obligations may have variable or floating rates of interest, whose value on the adjustment of its interest rate can reasonably be expected to approximate its par value. However, in the event the interest rate of such security is tied to an index or interest rate that may f rom time to time lag behind other market interest rates, there is the risk that such security's market value, upon adjustment of its interest rate, will not approximate its par value. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

The Balanced Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

         The Balanced Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations may be secured or unsecured promises to pay and will in most cases differ in their interest rates, maturities and times of issuance.

         The Balanced Fund will invest only in corporate fixed income senior securities which are rated at the time of purchase within the four highest rating groups assigned by an appropriate NRSRO (which are considered to be investment grade) or, if unrated, which the Adviser deems to be of comparable quality. For a description of the rating symbols of the NRSROS, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "Risk Factors and Investment Techniques -- General" below.

         Under normal market conditions, the Balanced Fund may hold up to 10% of the value of its total assets in short-term obligations (with maturities of 12 months or less) consisting of domestic commercial paper, bankers' acceptances, certificates of deposit and time deposits of U.S. banks and repurchase agreements. The Balanced Fund may also invest in securities of other investment companies, as further described below, and in income participation loans.

         The Balanced Fund may invest in obligations of the Export-Import Bank of the United States, in U.S. dollar denominated international securities for which the primary trading market is in the United States ("Yankee Securities"), or for which the primary trading market is abroad ("Eurodollar Securities"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments ("Supranational Agency Bonds").

         The Balanced Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the four highest bond rating categories assigned by an appropriate NRSRO, or, if unrated, which the Adviser deems to be of comparable quality. Under normal market conditions, the Balanced Fund's investment in mortgage-related securities will not exceed 25%; of the value of its total assets. Such mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligations are repaid. The opposite is true for pass-throughs purchased at a discount. The Balanced Fund may purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

         Also included among the mortgage-related securities that the Balanced Fund may purchase are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, and their income streams. Certain CMOs and REMICs are issued by private issuers. Such securities may be eligible for purchase by the Balanced Fund if (1) the issuer has obtained an exemptive order from the Securities and Exchange Commission regarding purchases by investment companies of equity interests of other investment companies or (2) such purchase is within the limitations imposed by Section 12 of the 1940 Act.

         The Balanced Fund may also invest in asset-backed securities such as Certificates of Automobile Receivables ("CARS") and Certificates of Amortized Revolving Debts ("CARDS"), each of which must be rated at the time of purchase within the four highest rating groups assigned by Moody's or S&P. For a description of the fourth highest rating group, see "Risk Factors and Investment Techniques" below.

         The amount invested in stocks, bonds and short-term obligations may be varied from time to time, depending upon the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Adviser. However, to the extent that the Balanced Fund is so invested, its investment objectives may not be achieved during that time.

THE AGGRESSIVE GROWTH FUND

         In determining the securities to be purchased by the Aggressive Growth Fund, emphasis will be placed on securities of companies which, in the opinion of the Adviser, are growth oriented and exhibit the potential for above-average growth in earnings. The securities to be purchased by the Aggressive Growth Fund are traded either in established over-the-counter markets or on national exchanges and are issued by companies having a market capitalization of at least $10 million.

         The Adviser will select convertible securities primarily upon its evaluation that the underlying common stocks meet the criteria for selection of common stocks as described above. The Aggressive Growth Fund may invest up to 10% of its net assets in non-investment grade convertible debt securities rated no lower than B by an appropriate NRSRO or in unrated securities which are deemed by the Adviser to be of comparable quality. Non- investment grade securities are commonly referred to as high yield or high risk securities. The characteristics and risks associated with such high risk securities are discussed more fully above under "The Balanced Fund." In the event that a convertible debt security's rating falls below a "B" by an NRSRO, the Adviser will reevaluate the security in order to determine whether to sell or convert, if possible, such security. In such an event, however, the Aggressive Growth Fund would not be required to liquidate such security if it would suffer a loss on the sale of such security.

         The Aggressive Growth Fund will, under normal market conditions, be invested fully in common stocks and securities convertible into common stocks and may engage in the investment techniques more fully described below. However, for cash management purposes the Adviser may invest a portion of the Aggressive Growth Fund's assets in short-term fixed income securities, consisting of commercial paper, bankers' acceptances, certificates of deposit, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, demand and time deposits of domestic banks, repurchase agreements and securities of other investment companies, as described below. During temporary defensive periods, as determined by the Adviser, the Aggressive Growth Fund may hold up to 100% of its total assets in such short-term, fixed income securities. However, to the extent that the Aggressive Growth Fund is so invested, the Aggressive Growth Fund is not pursuing and may not achieve its investment objective.

RISK FACTORS AND INVESTMENT TECHNIQUES

         GENERAL. Like any investment program, an investment in any of the Funds entails certain risks. As funds investing primarily in common stocks, each Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

         Since the Funds, to different degrees, also invest or may invest in bonds, investors in a Fund, to the extent so invested, are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

         Current income by its nature always contributes positively to total return. Therefore, the current income expected to be generated from an investment in the Balanced Fund will counterbalance to some degree the adverse price fluctuations of the securities held by the Balanced Fund. The effective result should therefore be lower total return volatility for the Balanced Fund than a fund which does not provide such current income.

         The Aggressive Growth Fund is intended for investors who can accept the higher risks involved in seeking potentially higher capital appreciation through investments in growth oriented companies. A growth oriented company typically invests most of its net income in its enterprise and does not pay out much, if any, in dividends. Accordingly, the Aggressive Growth Fund does not anticipate any significant distributions to shareholders from net investment income, and potential investors should be in a financial position to forego current income from their investment in the Aggressive Growth Fund. The securities of less seasoned companies may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of more seasoned companies or the market as a whole.

         The Balanced Fund may invest in certain variable or floating rate government securities and, as described below, each Fund may invest in put and call options and futures. Such instruments are considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. No Fund will not invest more than 10% of its total assets in any such derivatives at any one time.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of the repurchase agreement, a Fund would acquire securities from a financial institution such as a well-established securities dealer or a bank which is a member of the Federal Reserve System which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. At the time of purchase, the bank or securities dealer agrees to repurchase the underlying securities from that Fund at a specified time and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A Fund will only enter into a repurchase agreement where
(i) the underlying securities are of the type which such Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of such Fund's custodian or a bank acting as agent. The Adviser will be responsible for continuously monitoring such requirements.

         WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Balanced Fund may also purchase securities on a when-issued or delayed-delivery basis. The Balanced Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Balanced Fund will not pay for such securities or start earning interest on them until they are received. When the Balanced Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Balanced Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Balanced Fund to miss a price or yield considered to be advantageous.

         The Balanced Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. In the event that its commitments to purchase when-issued securities ever exceed 25% of the value of its assets, the Balanced Fund's liquidity and the ability of the Adviser to manage it might be adversely affected.

         MEDIUM-GRADE SECURITIES. As described above, the Balanced Fund and the Aggressive Growth Fund may each invest in securities within the fourth highest rating group assigned by an NRSRO, (e.g. BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities. These types of debt securities are considered by Moody's to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

         Should subsequent events cause the rating of a debt security purchased by the Balanced Fund or the Aggressive Growth Fund to fall below BBB or Baa, as the case may be, the Adviser will consider such an event in determining whether that Fund should continue to hold that security. In no event, however, would such Funds be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

         FOREIGN SECURITIES. Each Fund may also invest up to 25% of its net assets in foreign securities through the purchase of sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Institutions issuing ADRs may not be sponsored by the issuer. Unsponsored ADRs may be less liquid than sponsored ADRS, and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs since a non-sponsored institution is not required to provide the same shareholder information that a sponsored institution is required to provide under its contractual arrangements with the issuer.

         Investments in foreign securities, including ADRs, is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes or interest income, possible seizure, nationalization, or expropriation of foreign investments or deposits, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, foreign issuers may be subject to different accounting, auditing, reporting, and recordkeeping standards than those applicable to U.S. domestic issuers, and securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. A Fund will acquire securities issued by foreign issuers only when the Adviser believes that the risks associated with such investments are minimal.

         RESTRICTED SECURITIES. Securities in which the Balanced Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), including securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities").
Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Balanced Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who assist in the placement of such Section 4(2) securities, thus providing some liquidity.

         Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Balanced Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Balanced Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         REITS. Each of the Funds may also invest in securities of equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject a Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

         PUT AND CALL OPTIONS. Subject to its investment policies and for purposes of hedging against market risks related to its portfolio securities, each Fund may purchase put and call options on securities. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. A Fund will purchase put options only on securities in which the Fund may otherwise invest. Each Fund may also engage in writing call options from time to time as the Adviser deems appropriate. Each Fund will write only covered call options (options on securities owned by that Fund). In order to close out a call option it has written, a Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously has written. When a portfolio security subject to a call option is sold, such Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal market conditions, it is not expected that the underlying value of portfolio securities subject to such options would exceed 25% of the net assets of a Fund.

         Each Fund, as part of its option transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

         FUTURES CONTRACTS. Each Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         Each Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for such Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

         Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities. A Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting such Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         INVESTMENT COMPANY SECURITIES. Each Fund may also invest up to 10% of the value of its total assets in the securities of other investment companies subject to the limitations set forth in the 1940 Act. Each Fund intends to invest in the securities of other investment companies which, in the opinion of the Adviser, will assist such Fund in achieving its objectives and in money market mutual funds for purposes of short-term cash management. A Fund's investment in such other investment companies may result in the duplication of fees and expenses, particularly investment advisory fees. For a further discussion of the limitations on each Fund's investments in other investment companies, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Securities of Other Investment Companies" in the Group's Statement of Additional Information.

INVESTMENT RESTRICTIONS

         Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?").

         Each Fund will not:

                  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                  3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing and except as permitted pursuant to an exemption from the 1940 Act. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements and dollar roll agreements) exceed 5% of its total assets.

                  4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions and enter into repurchase agreements.

         The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund.

         Each Fund will not:

                  1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

              HOW DO I PURCHASE INSTITUTIONAL SHARES OF THE FUNDS?

GENERAL

         Each Fund's Institutional Shares are continuously offered and may be purchased through procedures established by The Ohio Company, principal underwriter of the Funds' Shares, in connection with accounts for which banks, broker-dealers, savings and loan associations, trust companies (including The Ohio Company), qualified investment advisers and certain other financial institutions serve in a fiduciary capacity on behalf of customers or beneficiaries (collectively, "Financial Institutions"). Normally, Financial Institutions will hold Institutional Shares of record for their customers or beneficiaries. With respect to Institutional Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to The Ohio Company and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of Institutional Shares of the Funds may be recorded by the Financial Institutions and reflected in the account statements provided to their customers or beneficiaries.

         The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part. The applicable Financial Institution will receive a confirmation of each new transaction in its account. Certificates representing Shares will not be issued.

         Institutional Shares are purchased at the net asset value per share (see "HOW IS NET ASSET VALUE CALCULATED?") next determined after receipt by The Ohio Company or its agents of an order and payment. There is no sales charge imposed in connection with the purchase of Institutional Shares of any Fund. Depending upon the terms of a particular account, a Financial Institution may charge customer account fees for services provided in connection with an investment in a Fund. Information concerning these services and any charges may be obtained from such Financial Institution. This Prospectus should be read in conjunction with any such information so received.

         From time to time, The Ohio Company, from its own resources, may provide compensation to securities dealers in connection with sales of shares of the Cardinal Funds. Such compensation will include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Cardinal Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Cardinal Funds. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self regulatory agency, such as the National Association of Securities Dealers, Inc. In addition, The Ohio Company may make ongoing payments to brokerage firms, financial institutions (including banks) and others to facilitate the administration and servicing of shareholder accounts. None of the aforementioned additional compensation is paid for by any Fund or its shareholders.

                       WHAT DISTRIBUTIONS WILL I RECEIVE?

         Dividends and distributions shall be made with such frequency (long term capital gains normally will be distributed only once annually) and in such amounts as the Group from time to time shall determine and shall be paid from net income and net realized capital gains of the Funds. It is the policy of each Fund to distribute, at least annually, substantially all of its net investment income and to distribute annually any net realized capital gains. Unless a shareholder specifically requests otherwise in writing to the Transfer Agent, dividends and distributions will be made only in additional full and fractional Institutional Shares of a Fund and not in cash. Dividends are paid in cash not later than seven days after a shareholder's complete redemption of his Institutional Shares in a Fund.

         Each Fund's net investment income available for distribution to the holders of Institutional Shares will be reduced by the amount of administrative services fees paid under the Services Plan described below.

                    HOW MAY I REDEEM MY INSTITUTIONAL SHARES?

         Investors may redeem Institutional Shares of a Fund on any Business Day at the net asset value per Institutional Share next determined following receipt by the Transfer Agent, 215 East Capital Street, Columbus, Ohio 43215, of written or telephonic notice to redeem, as described more fully below. See "HOW IS NET ASSET VALUE CALCULATED?", below, for a description of when net asset value is determined.

         As requested, The Ohio Company, on behalf of a shareholder, will forward the foregoing notice to redeem to the Transfer Agent without charge. Other broker-dealers may assist a shareholder in redeeming his Institutional Shares and may charge a fee for such services.

         The Group will make payment for redeemed Institutional Shares as promptly as practicable but in no event more than seven days after receipt by the Transfer Agent of the foregoing notice. The Group reserves the right to delay payment for the redemption of Institutional Shares where such Institutional Shares were purchased with other than immediately available funds, but only until the purchase payment has cleared (which may take fifteen or more days from the date the purchase payment is received by the applicable Fund). The purchase of Institutional Shares by wire transfer of federal funds would avoid any such delay.

         The Group intends to pay cash for all Institutional Shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         The Group may suspend the right of redemption or may delay payment during any period the determination of net asset value is suspended. See "HOW IS NET ASSET VALUE CALCULATED?"

         Due to the high cost of maintaining accounts, the Group reserves the right to redeem, at net asset value, involuntarily Shares in any account at the then current net asset value if at any time redemptions (but not as a result of a decrease in the market price of such Shares or the deduction of any sales charge) have reduced a shareholder's total investment in a Fund to a net asset value below $500. A shareholder will be notified in writing that the value of Fund Shares in the account is less than $500 and allowed not less than 30 days to increase his investment in such Fund to $500 before the redemption is processed. Proceeds of redemptions so processed, including dividends declared to the date of redemption, will be promptly paid to the shareholder.

REDEMPTION BY MAIL

         Shareholders may redeem Institutional Shares of a Fund by submitting a written request therefor to the Transfer Agent, at 215 East Capital Street, Columbus, Ohio 43215. The Transfer Agent will request a signature guarantee by an eligible guarantor institution as described below. However, a signature guarantee will not be required if (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record, provided, however, that the address of record has not been changed within the preceding 15 days. For purposes of this policy, an "eligible guarantor institution" shall include banks, brokers, dealers credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine or
(2) it has reason to believe that the transaction would otherwise be improper.

REDEMPTION BY TELEPHONE

         Shareholders may redeem Institutional Shares of a Fund by calling the Group at the telephone number set forth on the front of this Prospectus. The shareholder may direct that the redemption proceeds be mailed to the address of record.

         Neither the Group, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurances that instructions by telephone are genuine; if these procedures are not followed, the Group, the Funds or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, and verification of account name and account number or tax identification number. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also redeem their Institutional Shares by mail as described above.

                  WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED?

ACH PROCESSING

         The Group offers ACH privileges. Investors may use ACH processing to make subsequent purchases, redeem Shares and/or electronically transfer distributions paid on Shares, in addition to the other methods described in this Prospectus. ACH provides a method by which funds may be automatically transferred to or from an authorized bank account at a Federal Reserve member bank that is an ACH member. Please contact your representative if you are interested in ACH processing.

EXCHANGE PRIVILEGE

         Holders of Institutional Shares of a Fund may, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized, exchange, at respective net asset values, Institutional Shares of any Fund for Institutional Shares of another Fund or for:

         Institutional Shares of Cardinal
         Government Obligations Fund, a fund
         investing in securities issued or
         guaranteed by the U.S. Government;

         Shares of Cardinal Government Securities
         Money Market Fund, a U.S. Government securities money market fund; or

         Shares of Cardinal Tax Exempt Money Market Fund, a tax-free money market fund.

         The foregoing exchange privilege must be made by written or telephonic authorization. A shareholder should notify The Ohio Company of his desire to make an exchange, and The Ohio Company will furnish, as necessary, a prospectus and an application form to open the account. The Transfer Agent will require that any written authorization of an exchange include a signature guarantee as described above under "HOW MAY I REDEEM MY SHARES? -- Redemption by mail." However, a signature guarantee will not be required if the exchange requested is within the same account or into an existing account of the shareholder held in the same name or names and in the same capacity as the account from which the exchange is to be made. Shareholders may also authorize an exchange of Shares of a Fund by telephone. Neither the Group, the Funds nor any of their service providers will be liable for any loss, damages, expense or cost arising out of any telephone exchange authorization to the extent and subject to the requirements set forth under "HOW MAY I REDEEM MY SHARES? -- Redemption by telephone" above.

         In the event the status of a shareholder or the capacity in which a shareholder holds his Institutional Shares changes such that he is no longer eligible to purchase or hold Institutional Shares of a Fund, then such Institutional Shares will be automatically exchanged for Investor Shares of such Fund at respective net asset values.

         For tax purposes, an exchange is treated as a redemption and a new purchase.

         The Group may, at any time, modify or terminate the foregoing exchange privilege. The Group, however, will give shareholders of the Funds 60 days' advance written notice of any such modification or termination.

                       HOW IS NET ASSET VALUE CALCULATED?

         The net asset value of each Fund is determined once daily as of 4:00 P.M. Eastern Time, on each Business Day. A "Business Day" is a day on which the New York Stock Exchange is open for business and any other day (other than a day on which no Shares of such Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is a sufficient degree of trading in a Fund's portfolio securities that the net asset value might be materially affected by changes in the value of the portfolio securities. The net asset value per share of each class of shares of a Fund is computed by dividing the sum of the value of that Fund's portfolio securities plus any cash and other assets (including interest and dividends accrued but not received) allocable to such class minus all liabilities (including estimated accrued expenses) allocable to such class by the total number of Shares of that class of such Fund then outstanding.

         The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes.

         Portfolio securities which are traded on United States stock exchanges are valued at the last sale price on such an exchange as of the time of valuation on the day the securities are being valued. Securities traded in the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price as one or the other may be quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") as of the time of valuation on the day the securities are being valued. The Group uses one or more pricing services to provide such market quotations. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Group.

         Determination of the net asset value may be suspended at times when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Commission, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) an emergency exists as a result of which disposal by the Group of portfolio securities owned by the Fund or valuation of net assets of the Fund is not reasonably practicable, or (d) the Commission has by order permitted such suspension.

                      DO THE FUNDS PAY FEDERAL INCOME TAX?

         Each of the funds of the Group, including the Funds, is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that fund's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least got of its investment company taxable income. Each Fund contemplates declaring as dividends 100% of such Fund's investment company taxable income (before deduction of dividends paid).

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

                              WHAT ABOUT MY TAXES?

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends received deduction, if any, received by a Fund bear to its gross income.

         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.

         If the net asset value of a Share is reduced below the shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution is a return of invested principal, although taxable as described above.

         Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of each Fund's total assets at the end of its fiscal year are expected to be invested in securities of foreign corporations, no Fund will be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by such Fund. These taxes will be taken as a deduction by that Fund.

         The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Potential investors in the Funds are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

         The Transfer Agent will inform shareholders at least annually of the amount and nature of such income and capital gains.

                     WHO MANAGES MY INVESTMENT IN THE FUNDS?

         Except where shareholder action is required by law, all of the authority of the Group is exercised under the direction of the Group's Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Trustees are empowered to elect officers and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in its day-to-day operations. The Group will be managed in accordance with its Declaration of Trust and the laws of Ohio governing business trusts.

         The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Adviser or The Ohio Company receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. The Adviser receives fees from the Group for acting as investment adviser and manager and as dividend and transfer agent and for providing certain fund accounting services. The Ohio Company receives no fees under its Distribution Agreement with the Group with respect to Institutional Shares of the Funds, but may receive fees under the Administrative Services Plan discussed below.

INVESTMENT ADVISER AND MANAGER

         Cardinal Management Corp. (the "Adviser"), 155 East Broad Street, Columbus, Ohio 43215, a wholly owned subsidiary of The Ohio Company, is the investment adviser and manager of each of the Funds. The Adviser is also the investment adviser and manager of each of the other Cardinal Funds.

         The Ohio Company, an investment banking firm organized in 1925, is a member of the New York and Chicago Stock Exchanges, other regional stock exchanges and the National Association of Securities Dealers, Inc. Descendants of H. P. and R. F. Wolfe, deceased, and members of their families, through their possession of a majority of voting stock, may be considered controlling persons of The Ohio Company. The Ohio Company serves as the principal underwriter for each of the Cardinal Funds.

         In its capacity as investment adviser, and subject to the ultimate authority of the Group's Board of Trustees, the Adviser, in accordance with the Funds' investment objectives and policies, manages each Fund, and makes decisions with respect to and places orders for all purchases and sales of its portfolio securities. Since the Reorganization with respect to The Cardinal Fund and since December 22, 1995, with respect to TCFI, The Cardinal Fund's predecessor, John Bevilacqua has been primarily responsible for the day-to-day management of the portfolio of such Funds. Mr. Bevilacqua has been a Vice President and Portfolio Manager for The Ohio Company since October, 1994. Prior thereto, and since February, 1984, Mr. Bevilacqua served as Second Vice President Investments for Midland Mutual Life Insurance Company, Columbus, Ohio. Since October 1, 1996, David C. Will and Joseph A. Miner have been responsible jointly for the day-to-day management of the Balanced Fund's portfolio. Mr. Will has been a Vice President of the Adviser and The Ohio Company since 1990 and has more than 25 years of investment management experience. Mr. Miner has been a Vice President and Senior Portfolio Manager of the Adviser and/or The Ohio Company since August, 1995. Prior thereto and since 1992, Mr. Miner was a Vice President and Portfolio Manager with Key Trust Company of Ohio. From 1987 to 1992, Mr. Miner was an investment strategist and an Assistant Vice President of Citizens Fidelity Capital Management Company, Louisville, Kentucky. Since August 12, 1996, Mr. Harold C. Elliott has been primarily responsible for the day-to-day management of the Aggressive Growth Fund's portfolio. Mr. Elliott has been a Vice President and Chief Investment Officer of The Ohio Company since March, 1996. Prior thereto, from May, 1993 to March, 1996, Mr. Elliott was Vice President and Chief Investment Officer of The Bank of Tokyo Trust Company (New York City), a wholly-owned subsidiary of The Bank of Tokyo Limited, Tokyo, Japan. Prior thereto, from December, 1984 to May, 1993, Mr. Elliott was employed by First Fidelity Bank, Philadelphia, Pennsylvania.

         In addition, pursuant to the Investment Advisory Agreement, the Adviser generally assists in all aspects of each Fund's administration and operation.

         For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group with respect to the Funds, the Adviser receives a fee from the Funds, computed daily and paid monthly at the following annual rates: with respect to The Cardinal Fund, 0.60% of such Fund's average daily net assets; and with respect to both the Balanced Fund and the Aggressive Growth Fund, 0.75% of such Funds' average daily net assets. While in the opinion of the staff of the Commission such fees with respect to the Balanced Fund and the Aggressive Growth Fund are higher than the advisory fee paid by most mutual funds, the Group's Board of Trustees believes them to be comparable to advisory fees paid by many funds having similar objectives and policies.

         The Adviser may periodically waive all or a portion of its advisory fee with respect to a Fund to increase the net income of such Fund available for distribution as dividends. The waiver of such fee will cause the return and/or yield of such Fund to be higher than it would otherwise be in the absence of such a waiver.

DIVIDEND AND TRANSFER AGENT AND FUND ACCOUNTANT

         The Group has entered into a Transfer Agency and Fund Accounting Agreement with Cardinal Management Corp. (the "Transfer Agent"), 215 East Capital Street, Columbus, Ohio 43215, pursuant to which the Transfer Agent has agreed to act as the Funds' transfer agent and dividend disbursing agent. In consideration of such services, each Fund has agreed to pay the Transfer Agent an annual fee, paid monthly, equal to $18 per shareholder account plus out-of-pocket expenses. In addition, the Transfer Agent provides certain fund accounting services for the Funds. The Transfer Agent receives a fee from each Fund for such services equal to a fee computed daily and paid periodically at an annual rate of .03% of that Fund' s average daily net assets of up to $100 million and .01% of such Fund's average daily net assets in excess of $100 million.

DISTRIBUTOR

         The Group has entered into a Distributor's Contract with The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, pursuant to which Shares of the Funds will be offered continuously on a best efforts basis by The Ohio Company and dealers selected by The Ohio Company. H. Keith Allen is an officer and trustee of the Group and an officer and director of The Ohio Company. Frank
W. Siegel is an officer and trustee of the Group and an officer of The Ohio Company. James M. Schrack II is an officer of both the Group and The Ohio Company. The Ohio Company receives no compensation under the Distributor's Contract with respect to distribution of the Institutional Shares of the Funds.

EXPENSES

         The Adviser bears all expenses in connection with the performance of its services as investment adviser, manager, transfer agent and fund accountant other than the cost of securities (including brokerage commissions, if any) purchased for the Funds. The Trustees reserve the right to allocate certain other expenses, which can reasonably be identified as relating to a particular class, solely to such class, including Institutional Shares, as they deem appropriate ("Class Expenses"). Such expenses include (a) transfer agency fees identified as being attributable to a specific class; (b) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class; (c) Blue Sky registration fees incurred by a class of shares; (d) SEC registration fees incurred by a class; (e) expenses of administrative personnel and services as required to support the shareholders of a specific class; (f) litigation or other legal expenses and audit or other accounting expenses relating solely to one class; (g) trustees, fees or expenses incurred as a result of issues relating to one class; and (h) shareholder meeting costs that relate to a specific class.

ADMINISTRATIVE SERVICES PLAN

         The Group has adopted an Administrative Services Plan with respect to each Fund's Institutional Shares (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to Financial Institutions, which may include The Ohio Company, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers, account holders or beneficiaries (collectively, "customers") who are the beneficial or record owner of Institutional Shares of a Fund. In consideration for such services, a Financial Institution receives a fee from such Fund, computed daily and paid monthly, at an annual rate of up to .15% of the average daily net asset value of Institutional Shares of that Fund owned beneficially or of record by such Financial Institution's customers for whom the Financial Institution provides such services.

         The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Financial Institutions receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Institutional Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Institutional Shares of that Fund, providing sub-accounting with respect to Institutional Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Institutional Shares of a Fund pursuant to specific or preauthorized instructions.

         As authorized by the Services Plan, the Group has entered into a Servicing Agreement with The Ohio Company pursuant to which The Ohio Company has agreed to provide certain administrative support services in connection with Institutional Shares of the Funds owned of record or beneficially by its customers for whom The Ohio Company provides fiduciary or trust services. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from the Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Institutional Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by The Ohio Company; (v) providing sub-accounting with respect to the Institutional Shares beneficially owned by The Ohio Company's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Institutional Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay The Ohio Company a monthly fee, computed at the annual rate of .15% of the average aggregate net asset value of Institutional Shares of that Fund held during the period by customers for whom The Ohio Company has provided services under the Servicing Agreement. Any fees paid by a Fund to Financial Institutions under the Services Plan will be borne solely by the Institutional Shares of that Fund.

CUSTODIAN

         The Group has appointed The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as the Funds' custodian. In such capacity, Fifth Third will hold or arrange for the holding of all portfolio securities and other assets acquired and owned by the Funds.

                      WHAT ARE MY RIGHTS AS A SHAREHOLDER?

         The Group was organized as an Ohio business trust on March 23, 1993. The Group currently consists of six funds. The shares of each of the funds of the Group, other than the two money market funds, Cardinal Government Securities Money Market Fund ("CGSMMF") and Cardinal Tax Exempt Money Market Fund ("CTEMMF"), are currently offered in two separate classes: Investor A Shares, otherwise referred to as Investor

Shares, and Investor Y Shares, otherwise referred to as Institutional Shares. CGSMMF and CTEMMF each only have one class of shares. Each share represents an equal proportional interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees.

         Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of The Cardinal Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, shareholders of The Cardinal Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of amendments to the investment advisory agreement as it relates to The Cardinal Fund or any of The Cardinal Fund's fundamental policies.

         Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "WHO MANAGES MY INVESTMENT OF THE FUNDS?" Individual Trustees are elected by the shareholders of the Group, although Trustees may under certain circumstances fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION - Miscellaneous" in the Statement of Additional Information for further information.

         An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve the investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.

         The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group and that the Group will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a Fund are conclusive.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of
(a) 67% or more of the votes of shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Fund.

         Shareholders should direct all inquiries concerning such matters to the Transfer Agent in writing to 215 East Capital Street, Columbus, Ohio 43215, or by calling (800) 282-9446.

         Shareholders will receive unaudited semi-annual reports describing the investment operations of the Funds and annual financial reports audited by independent auditors.

                           Investment Adviser and Manager
                                    Cardinal Management Corp.
                                    155 East Broad Street
                                    Columbus, Ohio 43215

                           Distributor
                                    The Ohio Company
                                    155 East Broad Street
                                    Columbus, Ohio 43215

                           Transfer Agent and Dividend Paying Agent
                                    Cardinal Management Corp.
                                    215 East Capital Street
                                    Columbus, Ohio 43215

                           Custodian
                                    The Fifth Third Bank
                                    38 Fountain Square Plaza
                                    Cincinnati, Ohio 45263

                           Legal Counsel
                                    Baker & Hostetler
                                    65 East State Street
                                    Columbus, Ohio 43215

                           Independent Auditors
                                    KPMG Peat Marwick LLP
                                    Two Nationwide Plaza
                                    Columbus, Ohio 43215

                                TABLE OF CONTENTS

                                                                        Page

PROSPECTUS HIGHLIGHTS....................................................  1
FEE TABLE................................................................  3
FINANCIAL HIGHLIGHTS.....................................................  4
PERFORMANCE INFORMATION..................................................  9
WHAT ARE THE FUNDS?......................................................  9
WHAT ARE THE INVESTMENT OBJECTIVES
         AND POLICIES OF THE FUNDS?...................................... 10
HOW DO I PURCHASE INSTITUTIONAL SHARES
         OF THE FUNDS?................................................... 18
WHAT DISTRIBUTIONS WILL I RECEIVE?....................................... 19
HOW MAY I REDEEM MY INSTITUTIONAL
         SHARES?......................................................... 20
WHAT OTHER SHAREHOLDER PROGRAMS
         ARE PROVIDED?................................................... 21
HOW IS NET ASSET VALUE CALCULATED?....................................... 22
DO THE FUNDS PAY FEDERAL INCOME TAX?..................................... 22
WHAT ABOUT MY TAXES?..................................................... 23
WHO MANAGES MY INVESTMENT IN THE FUNDS?.................................. 24
WHAT ARE MY RIGHTS AS A SHAREHOLDER?..................................... 26


                               __________________

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Adviser, or The Ohio Company. This Prospectus does not constitute an offer by the Funds or by The Ohio Company to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.
                                   __________

                                   PROSPECTUS
                                   __________

                                JANUARY __, 1997

                                THE OHIO COMPANY

                                THE CARDINAL FUND

                                    CARDINAL
                                  BALANCED FUND

                                    CARDINAL
                                   AGGRESSIVE
                                   GROWTH FUND

                                  INSTITUTIONAL
                                     SHARES

                                     [LOGO]
                                 CARDINAL FUNDS

         Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor any offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                                                     RULE 497(a)
                                                       Registration No. 33-59984
                                                              File No. 811-7588

                 SUBJECT TO COMPLETION: DATED DECEMBER 20, 1996.

PROSPECTUS

                      CARDINAL GOVERNMENT OBLIGATIONS FUND

                              INSTITUTIONAL SHARES

         Cardinal Government Obligations Fund (the "Fund") is a diversified investment fund of The Cardinal Group (the "Group"), an open-end, management investment company. The Trustees of the Group have divided the Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares"). The Fund offers multiple classes of Shares.

         The Fund's investment objectives are to maximize safety of capital and, consistent with such objective, earn the highest available current income obtainable from government securities. The current income earned from such government securities may not be as great as the current income earned on lower quality securities which have less liquidity and greater risk of nonpayment. There can be no assurance that the Fund's investment objectives will be achieved.

         This Prospectus relates only to one class of Shares of the Fund - Institutional Shares. Institutional Shares of the Fund are offered to banks, broker-dealers, savings and loan associations, trust companies (including The Ohio Company), qualified investment advisers and certain other financial institutions acting in a fiduciary capacity on behalf of their customers or beneficiaries. The Fund also offers Investor Shares of the public. Interested persons who wish to obtain prospectuses of The Cardinal Fund, Cardinal Balanced Fund, Cardinal Aggressive Growth Fund, Cardinal Government Securities Money Market Fund or Cardinal Tax Exempt Money Market Fund, the other funds of the Group, or of the Investor Shares of the Funds, should contact The Ohio Company. Additional information about the Fund, contained in a Statement Of Additional Information dated January __, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Such Statement is available upon request without charge from the Fund at the below address or by calling the phone number provided below.

         This Prospectus sets forth concisely the information about the Institutional Shares of the Fund that a prospective investor ought to know before investing in the Fund. This Prospectus should be retained for future reference.

         THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
         ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
         CONTRARY IS A CRIMINAL OFFENSE.

                                The Ohio Company

                The date of this Prospectus is January __, 1997.

--------------------------------------------------------------------------------

                For further information regarding the Fund or for
                  assistance in opening an account or redeeming
                  Shares, please call (800) 282-9446 toll free.

           Inquiries may also be made by mail addressed to the Fund at its principal office:

                   155 East Broad Street, Columbus, Ohio 43215

--------------------------------------------------------------------------------

PROSPECTUS HIGHLIGHTS

INVESTMENT OBJECTIVES.................   The Fund seeks to maximize safety of
                                         capital and, consistent with such
                                         objective, earn the highest available
                                         current income obtainable from
                                         government securities. (See page __.)

INVESTMENT POLICIES...................   Under normal market conditions, the
                                         Fund invests substantially all but in
                                         no event less than 65% of its total
                                         assets in obligations issued or
                                         guaranteed by the U.S. Government, its
                                         agencies or instrumentalities and
                                         repurchase agreements secured by
                                         securities of the U.S. Government.
                                         Under present market conditions, the
                                         Fund expects to invest a substantial
                                         amount of its portfolio in Ginnie Mae
                                         certificates. These investments
                                         entail certain risks. (See page __.)

CURRENT INCOME........................   Dividends are declared daily and
                                         distributions are generally made
                                         monthly as the Group shall determine.
                                         Long-term capital gains, if any, are
                                         distributed annually. (See page__.)

RISK FACTORS AND SPECIAL
    CONSIDERATIONS....................   An investment in a mutual fund such as
                                         the Fund involves a certain amount of
                                         risk and may not be suitable for all
                                         investors. Some investment policies of
                                         the Fund may entail certain risks. (See
                                         "WHAT ARE THE INVESTMENT OBJECTIVES AND
                                         POLICIES OF THE FUND? -- Risk Factors
                                         and Investment Techniques" on pages ___
                                         through ---.)

PURCHASES.............................   Purchases are made at the public
                                         offering price which is equal to net
                                         asset value per share.

REDEMPTIONS...........................   Shares can be redeemed at net asset
                                         value per share without charge if
                                         redeemed through the Fund's
                                         distributor, The Ohio Company.
                                         (See page __.)

INVESTMENT ADVISER AND
     MANAGER..........................   Cardinal Management Corp.
                                         (the "Adviser"), a wholly-owned
                                         subsidiary of The Ohio Company, is the
                                         Fund's investment adviser. The Adviser
                                         also serves as investment adviser for
                                         The Cardinal Fund, Cardinal Government
                                         Securities Money Market Fund, Cardinal
                                         Tax Exempt Money Market Fund, Cardinal
                                         Balanced Fund and Cardinal Aggressive
                                         Growth Fund (collectively, with the
                                         Fund, the "Cardinal Funds"), each a
                                         separate diversified investment fund of
                                         the Group. (See page __.)

FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES                     Institutional Shares

   Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)                    0%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

   Management Fees                                            .50%
   12b-1 Fees                                                 None
   Administrative Services Fee                                .15
   Other Expenses                                             .28
                                                              ---

               Total Fund Operating Expenses                  .93%
                                                              ===

EXAMPLE                                   1 Year   3 Years   5 Years   10 Years
                                          ------   -------   -------   --------
You would pay the following
expenses on a $1,000
investment, assuming (1) 5%
annual return and (2)
redemption at the end of
each time period:                           $9        $30       $51      $114

         The information set forth in the foregoing Fee Table and Example relates only to Institutional Shares of the Fund. The Fund also offers another class of Shares known as Investor Shares. The two classes of Shares of the Fund are subject to the same expenses except that the Investor Shares are not subject to an administrative services fee but are subject to a Rule 12b-1 fee and are generally sold with a front-end sales charge.

         The purpose of the above table is to assist a potential purchaser of the Fund's Institutional Shares in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "WHO MANAGES MY INVESTMENT IN THE FUND?" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Fund. The example and expenses above reflect current fees. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


         The following Financial Highlights with respect to each of the years in the ten year period ended September 30, 1996, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon, insofar as it relates to each of the years in the five year period ended September 30, 1996, is contained in the Fund's Statement Of Additional Information and which may be obtained by shareholders and prospective investors.


         The following Financial Highlights reflect the operations of Cardinal Government Obligations Fund ("CGOF"), the Fund's predecessor, through April 30, 1996. On May 1, 1996, the Fund acquired all of the assets and liabilities of CGOF and is deemed to have succeeded to the financial and performance history of CGOF.

         Effective January 2, 1997, the Board of Trustees of the Group reclassified the Fund's outstanding Shares into Investor Shares. The financial information provided below and in the Statement of Additional Information is for periods prior to such reclassification.

FINANCIAL HIGHLIGHTS FOR EACH SHARE OF BENEFICIAL
INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                Years Ended September 30,
                                                                -------------------------

                                              1996              1995           1994           1993           1992
                                              ----              ----           ----           ----           ----

NET ASSET VALUE,                               $8.18            $7.96         $8.63          $8.95          $8.99
  BEGINNING

Investment Activities:

  Net investment income                          .60              .64           .66            .74            .80

  Net realized
    and unrealized gain (loss)
    on investments                              (.12)             .22          (.68)          (.32)          (.04)
                                                 ---              ---           ---            ---            ---

  Total from Investment
    Activities                                   .48              .86          (.02)           .42            .76
                                                 ---              ---           ---            ---            ---

Distributions:
  From net
    investment income                           (.60)            (.64)         (.65)          (.74)          (.80)

  From capital gains                              --               --            --             --             --

  Tax return of capital                         (.01)              --            --             --             --
                                               -----            -----         -----          -----           ----

  Total Distributions                           (.61)            (.64)         (.65)          (.74)          (.80)

NET ASSET VALUE, ENDING                        $8.05            $8.18         $7.96          $8.63          $8.95
                                                ====             ====          ====           ====           ====

RATIOS/SUPPLEMENTAL DATA:

Total Return (without sales load)               6.04%           11.27%        (0.27%)         4.83%          8.87%

Net assets at end of
  period (000)                              $133,298         $151,711      $169,529       $208,883       $172,139

Ratio of expenses to
  average net assets                            0.78%            0.76%         0.75%          0.73%          0.76%

Ratio of net investment
  income after charged expenses
  to average net assets                         7.39%            7.93%         7.88%          8.32%          8.89%

Ratio of incurred expenses to
  average net assets (a)                        0.88%            0.76%         0.75%          0.73%          0.76%

Ratio of net investment income
  after incurred expenses to
  average net assets (a)                        7.29%            7.93%         7.88%          8.32%          8.89%

Portfolio Turnover Rate                        33.58%           36.71%        21.95%         24.94%         17.15%


                                                                      Years Ended September 30,

                                                    1991           1990          1989          1988          1987
                                                    ----           ----          ----          ----          ----
NET ASSET VALUE,                                     $8.71          $8.71        $8.82          $8.60         $9.39
  BEGINNING

Investment Activities:

  Net investment income                                .81            .84          .84            .86           .90

  Net realized
    and unrealized gain (loss)
    on investments                                     .28             --         (.11)           .22          (.80)
                                                       ---            ---          ---            ---           ---

  Total from Investment
    Activities                                        1.09            .84          .73           1.08           .10
                                                      ----            ---          ---           ----           ---

Distributions:
  From net
    investment income                                 (.81)          (.84)        (.84)          (.86)         (.89)

  From capital gains                                    --             --           --             --            --

  Tax return of capital                                 --             --           --             --            --
                                                     -----           ----         ----           ----           ---

  Total Distributions                                 (.81)          (.84)        (.84)          (.86)         (.89)

NET ASSET VALUE, ENDING                              $8.99          $8.71        $8.71          $8.82         $8.60
                                                      ====           ====         ====           ====          ====

RATIOS/SUPPLEMENTAL DATA:

Total Return (without sales
  load)                                              13.07%         10.03%        8.81%         12.94%          .82%

Net assets at end of
  period (000)                                    $128,569       $114,890     $118,958       $146,745      $147,491

Ratio of expenses to
  average net assets                                  0.76%          0.76%        0.73%          0.74%         0.49%

Ratio of net investment
  income after charged expenses
  to average net assets                               9.20%          9.55%        9.73%          9.64%        10.03%

Ratio of incurred expenses to
  average net assets (a)                              0.76%          0.76%        0.73%          0.74%         0.49%

Ratio of net investment income
  after incurred expenses to
  average net assets (a)                              9.20%          9.55%        9.73%          9.64%        10.03%

Portfolio Turnover Rate                              34.81%         30.90%         .92%          5.76%        45.71%

         (a) During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

         See notes to financial statements appearing in the Fund's Statement Of Additional Information.

                       ----------------------------------

                             PERFORMANCE INFORMATION

         From time to time the Fund may advertise its average annual total return, cumulative return and/or yield. SUCH RETURN AND YIELD FIGURES ARE BASED UPON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The average annual total return advertised by the Fund refers to the return generated by an investment in the Fund over certain specified periods since the establishment of the Fund (including the term of CGOF's operations). The average annual total return over a period equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions earned by an investment in the Fund are immediately reinvested and the maximum applicable sales charge, if any, is deducted from the initial investment at the time of investment. Such figure is then annualized. The cumulative return advertised refers to the total return on a hypothetical investment over the relevant period and equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions are immediately reinvested and the maximum sales charge, if any, is deducted from the initial investment. Yield will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

         In addition, from time to time the Fund may include in its sales literature and shareholder reports a quote of the current "distribution" rate for the Fund. A distribution rate is simply a measure of the level of dividends distributed for a specified period and is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. A distribution rate is, therefore, not intended to be a complete measure of performance. A distribution rate may sometimes be greater than yield since, for instance, it may include short-term and possibly long-term gains (which may be non-recurring), may not include the effect of amortization of bond premiums and does not reflect unrealized gains or losses.

         Investors may also judge the performance of the Fund by comparing or referencing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and CDA Investment Technologies, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, The Columbus Dispatch, Business Week, U.S.A. Today and Consumer Reports. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

         Further information about the performance of the Fund is contained in an Annual Report to Shareholders which may be obtained without charge by contacting the Group at the telephone number set forth on the cover page of this Prospectus. Performance quotations will be computed separately for Investor and Institutional Shares. Because of differences in the fees and/or expenses borne by Investor and Institutional Shares, the net yield and total return on each such class can be expected, at any given time, to differ from the net yield and total return of such other class.

                                WHAT IS THE FUND?

         The Fund is one separate diversified investment fund of the Group, which was organized on March 23, 1993, as an Ohio business trust. The Group is registered and operates as an open-end management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized for the purpose of acquiring all of the assets and liabilities of CGOF to effect a reorganization of CGOF from a stand-alone investment company to a separate series of the Group (the "Reorganization"). The Reorganization was effected as of May 1, 1996.

         The Fund is designed for individuals, corporations, fiduciaries, and institutions who wish to invest for current income in a diversified, professionally managed portfolio of securities issued by the U.S. Government and securities directly guaranteed by the full faith and credit of the U.S. Government -- without having to become involved in the detailed accounting and safekeeping procedures normally associated with direct investment in these securities.

                       WHAT ARE THE INVESTMENT OBJECTIVES
                            AND POLICIES OF THE FUND?

IN GENERAL

         The Fund's investment objectives are to maximize safety of capital and, consistent with such objective, earn the highest available current income obtainable from government securities. The current income earned from such government securities may not be as great as the current income earned on lower quality securities which have less liquidity and greater risk of nonpayment.

         The Fund's investment objectives are a fundamental policy of the Fund, which means that they may be changed only with the approval of a majority of the outstanding Shares of the Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?). There can be no assurance that the investment objectives of the Fund will be achieved.

         Under normal market conditions, the Fund will invest substantially all, but in no event less than 65%, of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Fund may also invest, under normal market conditions, in the fixed income instruments described below and in repurchase agreements. It may also engage in the options transactions described below.

         The Fund may, for daily cash management purposes, invest in high quality money market securities and in repurchase agreements. In addition, the Fund may invest, without limit, in any combination of U.S. Government Securities, money market securities and repurchase agreements when, in the opinion of the Adviser, it is determined that a temporary defensive position is warranted based upon current market conditions. The Fund may also invest in securities of other investment companies, as described more fully below.

         The types of U.S. Government Securities invested in by the Fund will include obligations issued by or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

          Certain securities held by the Fund may have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-through certificates purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through certificates purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

         Certain debt securities such as, but not limited to, mortgage backed securities, as well as other securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

         Under present market conditions, the Fund expects to invest a substantial amount of its portfolio in Ginnie Mae certificates, which are mortgage-backed securities representing part ownership in a specific pool of mortgage loans insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Veterans Administration. Should market or economic conditions warrant, this practice may be changed at the discretion of the Adviser. Ginnie Mae guarantees the timely payment of monthly installments of principal and interest on its certificates, when due, whether or not payments are received on the underlying mortgage loans, and the full faith and credit of the United States is pledged to the timely payment by Ginnie Mae of such principal and interest.

         Although the mortgage loans in the pool underlying a Ginnie Mae certificate will have maturities of up to thirty years, the actual average life of the Ginnie Mae certificates typically will be substantially less because the mortgage loans will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates and general economic conditions. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the Ginnie Mae certificates and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the Ginnie Mae certificates and extending the period of time over which income at the lower rates is received. Accordingly, it is not possible to accurately predict the average life of a particular pool. Standard practice is to treat Ginnie Mae certificates as having effective maturities of twelve years. Reinvestment of principal payments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, Ginnie Mae certificates can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

RISK FACTORS AND INVESTMENT TECHNIQUES

         GENERAL. Like any investment program, an investment in the Fund entails certain risks. The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share.

         The Fund may invest in put and call options and futures, as described below. Such instruments are considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. The Fund will not invest more than 10% of its total assets in such derivatives at any one time.

         REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of the repurchase agreement, the Fund would acquire securities from a financial institution such as a well-established securities dealer or a bank which is a member of the Federal Reserve System which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. At the time of purchase, the bank or securities dealer agrees to repurchase the underlying securities from the Fund at a specified time and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. The Fund will only enter into a repurchase agreement where
(i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. The Adviser will be responsible for continuously monitoring such requirements.

         WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund may also purchase securities on a when- issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

         The Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. In the event that its commitments to purchase when-issued securities ever exceed 25% of the value of its assets, the Fund's liquidity and the ability of the Adviser to manage it might be adversely affected.

         PUT AND CALL OPTIONS. Subject to its investment policies and for purposes of hedging against market risks related to its portfolio securities, the Fund may purchase put and call options on securities. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. The Fund will purchase put options only on securities in which the Fund may otherwise invest. The Fund may also engage in writing call options from time to time as the Adviser deems appropriate. The Fund will write only covered call options (options on securities owned by the Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously has written. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal market conditions, it is not expected that the underlying value of portfolio securities subject to such options would exceed 25% of the net assets of the Fund.

         The Fund, as part of its option transactions, also may purchase index put and call options and write index options. As with options on individual securities, the Fund will write only covered index call options. Through the writing or purchase of index options the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

         FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         The Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of the Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

         Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of the value of its total assets in the securities of other investment companies subject to the limitations set forth in the 1940 Act. The Fund intends to invest in the securities of other investment companies which, in the opinion of the Adviser, will assist the Fund in achieving its objectives and in money market mutual funds for purposes of short-term cash management. The Fund's investment in such other investment companies may result in the duplication of fees and expenses, particularly investment advisory fees. For a further discussion of the limitations on the Fund's investments in other investment companies, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Securities of Other Investment Companies" in the Fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

         The Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?").

         The Fund will not:

                  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                  3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing and except as permitted pursuant to an exemption from the 1940 Act. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements and dollar roll agreements) exceed 5% of its total assets.

                  4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions and enter into repurchase agreements.

         The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the Fund. The Fund will not:

                  1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

               HOW DO I PURCHASE INSTITUTIONAL SHARES OF THE FUND?

GENERAL

         The Fund's Institutional Shares are continuously offered and may be purchased through procedures established by The Ohio Company, principal underwriter of the Fund's Shares, in connection with accounts for which banks, broker-dealers, savings and loan associations, trust companies (including The Ohio Company), qualified investment advisers and certain other financial institutions serve in a fiduciary capacity on behalf of customers or beneficiaries (collectively, "Financial Institutions"). Normally, Financial Institutions will hold Institutional Shares of record for their customers or beneficiaries. With respect to Institutional Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to The Ohio Company and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of Institutional Shares of the Fund may be recorded by the Institutions and reflected in the account statements provided to their customers or beneficiaries.

         The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part. The applicable Financial Institution will receive a confirmation of each new transaction in its account. Certificates representing Shares will not be issued.

         Institutional Shares are purchased at the net asset value per share (see "HOW IS NET ASSET VALUE CALCULATED?") next determined after receipt by The Ohio Company or its agents of an order and payment. There is no sales charge imposed in connection with the purchase of Institutional Shares of the Fund. Depending upon the terms of a particular account, a Financial Institution may charge customer account fees for services provided in connection with an investment in the Fund. Information concerning these services and any charges may be obtained from such Financial Institution. This Prospectus should be read in conjunction with any such information so received.

         From time to time, The Ohio Company, from its own resources, may provide compensation to securities dealers in connection with sales of shares of the Cardinal Funds. Such compensation will include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Cardinal Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Cardinal Funds. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. In addition, The Ohio Company may make ongoing payments to brokerage firms, financial institutions (including banks) and others to facilitate the administration and servicing of shareholder accounts. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

                       WHAT DISTRIBUTIONS WILL I RECEIVE?

         A dividend consisting of net income is declared daily to Shareholders of the Fund at the close of business on the day of declaration, and such dividends are generally paid monthly. Dividends consisting of long-term capital gains normally will be distributed only once annually. Dividends and distributions will be paid only in additional Institutional Shares and not in cash; except, however, that for dividends and distributions of $10 or more, a shareholder may specifically request that such amounts be paid to him in cash. Dividends are paid in cash not later than seven days after a shareholder's complete redemption of his Institutional Shares in the Fund.

         The Fund's net investment income available for distribution to the holders of Institutional Shares will be reduced by the amount of administrative services fees paid under the Services Plan described below.

                    HOW MAY I REDEEM MY INSTITUTIONAL SHARES?

         Investors may redeem Institutional Shares of the Fund on any Business Day at the net asset value per Institutional Share next determined following the receipt by the Transfer Agent, 215 East Capital Street, Columbus, Ohio 43215, of written or telephonic notice to redeem, as described more fully below. See "HOW IS NET ASSET VALUE CALCULATED?", below, for a description of when net asset value is determined.

         As requested, The Ohio Company, on behalf of a shareholder, will forward the foregoing notice to redeem to the Transfer Agent without charge. Other broker-dealers may assist a shareholder in redeeming his Institutional Shares and may charge a fee for such services.

         The Group will make payment for redeemed Institutional Shares as promptly as practicable but in no event more than seven days after receipt by the Transfer Agent of the foregoing notice. The Group reserves the right to delay payment for the redemption of Institutional Shares where such Institutional Shares were purchased with other than immediately available funds, but only until the purchase payment has cleared (which may take fifteen or more days from the date the purchase payment is received by the Fund). The purchase of Fund Institutional Shares by wire transfer of federal funds would avoid any such delay.

         The Group intends to pay cash for all Institutional Shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         The Group may suspend the right of redemption or may delay payment during any period the determination of net asset value is suspended. See "HOW IS NET ASSET VALUE CALCULATED?".

         Due to the high cost of maintaining accounts, the Group reserves the right to redeem, at net asset value, involuntarily Shares in any account at the then current net asset value if at any time redemptions (but not as a result of a decrease in the market price of such Shares or the deduction of any sales charge) have reduced a shareholder's total investment in the Fund to a net asset value below $500. A shareholder will be notified in writing that the value of Fund Shares in the account is less than $500 and allowed not less than 30 days to increase his investment in the Fund to $500 before the redemption is processed. Proceeds of redemptions so processed, including dividends declared to the date of redemption, will be promptly paid to the shareholder.

REDEMPTION BY MAIL

         Shareholders may redeem Institutional Shares of the Fund by submitting a written request therefor to the Transfer Agent, at 215 East Capital Street, Columbus, Ohio 43215. The Transfer Agent will request a signature guarantee by an eligible guarantor institution as described below. However, a signature guarantee will not be required if (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record, provided, however, that the address of record has not been changed within the preceding 15 days. For purposes of this policy, an "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine or (2) it has reason to believe that the transaction would otherwise be improper.

REDEMPTION BY TELEPHONE

         Shareholders may redeem Institutional Shares of the Fund by calling the Group at the telephone number set forth on the front of this Prospectus. The shareholder may direct that the redemption proceeds be mailed to the address of record.

         Neither the Group, the Fund nor its service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurances that instructions by telephone are genuine; if these procedures are not followed, the Group, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, and verification of account name and account number or tax identification number. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also redeem their Institutional Shares by mail as described above.


                WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED?

ACH PROCESSING

         The Fund offers ACH privileges. Investors may use ACH processing to make subsequent purchases, redeem Shares and/or electronically transfer distributions paid on Shares, in addition to the other methods described in this Prospectus. ACH provides a method by which funds may be automatically transferred to or from an authorized bank account at a Federal Reserve member bank that is an ACH member. Please contact your representative if you are interested in ACH processing.

EXCHANGE PRIVILEGE

         Holders of Institutional Shares of the Fund may, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized, exchange, at respective net asset values, Institutional Shares of the Fund for:

         Institutional Shares of Cardinal Aggressive Growth Fund, an equity fund seeking appreciation of capital;

         Institutional Shares of Cardinal Balanced Fund, a fund seeking current income and long-term growth of both capital and income;

         Institutional Shares of The Cardinal Fund, an equity fund seeking long-term growth of capital and income;

         Shares of Cardinal Government Securities Money Market Fund, a U.S. Government securities money market fund; or

         Shares of Cardinal Tax Exempt Money Market Fund, a tax-free money market fund.

         The foregoing exchange privilege must be made by written or telephonic authorization. A shareholder should notify The Ohio Company of his desire to make an exchange, and The Ohio Company will furnish, as necessary, a prospectus and an application form to open the account. The Transfer Agent will require that any written authorization of an exchange include a signature guarantee as described above under "HOW MAY I REDEEM MY SHARES? -- Redemption by mail." However, a signature guarantee will not be required if the exchange requested is within the same account or into an existing account of the shareholder held in the same name or names and in the same capacity as the account from which the exchange is to be made. Shareholders may also authorize an exchange of Shares of the Fund by telephone. Neither the Group, the Fund nor any of its service providers will be liable for any loss, damages, expense or cost arising out of any telephone exchange authorization to the extent and subject to the requirements set forth under "HOW MAY I REDEEM MY SHARES? -- Redemption by telephone" above.

         In the event the status of a shareholder or the capacity in which a shareholder holds Institutional Shares changes such that he is no longer eligible to purchase or hold Institutional Shares of the Fund, then such Institutional Shares will be automatically exchanged for Investor Shares of the Fund at respective net asset value per share.

         For tax purposes, an exchange is treated as a redemption and a new purchase.

         The Group may, at any time, modify or terminate the foregoing exchange privilege. The Group, however, will give shareholders of the Fund 60 days' advance written notice of any such modification or termination.

                       HOW IS NET ASSET VALUE CALCULATED?

         The net asset value of the Fund is determined once daily as of 4:00 P.M. Eastern Time, on each Business Day. A "Business Day" is a day on which the New York Stock Exchange is open for business and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value might be materially affected by changes in the value of the portfolio securities. The net asset value per share of each class of Shares of the Fund is computed by dividing the sum of the value of the Fund's portfolio securities plus any cash and other assets (including interest and dividends accrued but not received) allocable to such class minus all liabilities (including estimated accrued expenses) allocable to such class by the total number of Shares of that Class then outstanding.

         The net asset value per share will fluctuate as the value of the investment portfolio of the Fund changes.

         Portfolio securities for which over-the-counter market quotations are readily available are valued at the bid price. The Fund uses one or more pricing services to provide such market quotations. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Group.

         Determination of the net asset value may be suspended at times when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Commission, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) an emergency exists as a result of which disposal by the Group of portfolio securities owned by the Fund or valuation of net assets of the Fund is not reasonably practicable, or (d) the Commission has by order permitted such suspension.

                      DOES THE FUND PAY FEDERAL INCOME TAX?

         Each of the funds of the Group, including the Fund, is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that fund's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Fund contemplates declaring as dividends 100% of the Fund's investment company taxable income (before deduction of dividends paid).

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

                              WHAT ABOUT MY TAXES?

         It is expected that the Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. Since all of the Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

         Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.

         If the net asset value of a Share is reduced below the shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution is a return of invested principal, although taxable as described above.

         Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

         The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Potential investors in the Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

         The Transfer Agent will inform shareholders at least annually of the amount and nature of such income and capital gains.

                     WHO MANAGES MY INVESTMENT IN THE FUND?

         Except where shareholder action is required by law, all of the authority of the Group is exercised under the direction of the Group's Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Trustees are empowered to elect officers and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise it in its day-to-day operations. The Group will be managed in accordance with its Declaration of Trust and the laws of Ohio governing business trusts.

         The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Adviser or The Ohio Company receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. The Adviser receives fees from the Group for acting as investment adviser and manager and as dividend and transfer agent and for providing certain fund accounting services. The Ohio Company receives no fees under its Distribution Agreement with the Group with respect to Institutional Shares of the Fund but may receive fees under the Administrative Services Plan discussed below.

INVESTMENT ADVISER AND MANAGER

         Cardinal Management Corp. (the "Adviser"), 155 East Broad Street, Columbus, Ohio 43215, a wholly owned subsidiary of The Ohio Company, is the investment adviser and manager of the Fund. The Adviser is also the investment adviser and manager of each of the other Cardinal Funds.

         The Ohio Company, an investment banking firm organized in 1925, is a member of the New York and Chicago Stock Exchanges, other regional stock exchanges and the National Association of Securities Dealers, Inc. Descendants of H.P. and R.F. Wolfe, deceased, and members of their families, through their possession of a majority of voting stock, may be considered controlling persons of The Ohio Company. The Ohio Company serves as principal underwriter for each of the Cardinal Funds.

         In its capacity as investment adviser, and subject to the ultimate authority of the Group's Board of Trustees, the Adviser, in accordance with the Fund's investment objectives and policies, manages the Fund, and makes decisions with respect to and places orders for all purchases and sales of its portfolio securities. Since the inception of CGOF (the Fund's predecessor), John R. Carle has been primarily responsible for the day-to-day management of CGOF's portfolio. It is expected that, upon consummation of the Reorganization, Mr. Carle will be the portfolio manager for the Fund. Mr. Carle has been a portfolio manager with the Adviser and/or The Ohio Company since 1971. In addition, pursuant to the Investment Advisory Agreement, the Adviser generally assists in all aspects of the Fund's administration and operation.

         For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group with respect to the Fund, the Adviser receives a fee from the Fund, computed daily and paid monthly at the annual rate of .50% of average net daily assets of the Fund. The Adviser may, however, periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. The waiver of such fee will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

DIVIDEND AND TRANSFER AGENT AND FUND ACCOUNTANT

         The Group has entered into a Transfer Agency and Fund Accounting Agreement with Cardinal Management Corp. (the "Transfer Agent"), 215 East Capital Street, Columbus, Ohio 43215, pursuant to which the Transfer Agent has agreed to act as the Fund's transfer agent and dividend disbursing agent. In consideration of such services, the Fund has agreed to pay the Transfer Agent an annual fee, paid monthly, equal to $21 per shareholder account plus out-of-pocket expenses. In addition, the Transfer Agent provides certain fund accounting services for the Fund. The Transfer Agent receives a fee from the Fund for such services equal to a fee computed daily and paid periodically at an annual rate of .03% of the Fund's average daily net assets of up to $100 million and .01% of the Fund's average daily net assets in excess of $100 million.

DISTRIBUTOR

         The Group has entered into a Distributor's Contract with The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, pursuant to which Shares of the Fund will be offered continuously on a best efforts basis by The Ohio Company and dealers selected by The Ohio Company. H. Keith Allen is an officer and trustee of the Group and an officer and director of The Ohio Company. Frank
W. Siegel is an officer and trustee of the Group and an officer of The Ohio Company. James M. Schrack II is an officer of both the Group and The Ohio Company. The Ohio Company receives no compensation under the Distributor's Contract with respect to distribution of the Institutional Shares of the Fund.

EXPENSES

         The Adviser bears all expenses in connection with the performance of its services as investment adviser, manager, transfer agent and fund accountant other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Trustees reserve the right to allocate certain other expenses, which can reasonably be identified as relating to a particular class, solely to such class, including Institutional Shares as they deem appropriate ("Class Expense"). Such expense include (a) transfer agency fees identified as being attributable to a specific class; (b) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(c) Blue Sky registration fees incurred by a class of shares; (d) SEC registration fees incurred by a class; (e) expenses of administrative personnel and services as required to support the shareholders of a specific class; (f) litigation or other legal expenses and audit or other accounting expenses relating solely to one class; (g) trustees' fees or expenses incurred as a result of issues relating to one class; and (h) shareholder meeting costs that relate to a specific class.

ADMINISTRATIVE SERVICES PLAN

         The Group has adopted an Administrative Services Plan with respect to the Fund's Institutional Shares (the "Services Plan") pursuant to which the Fund is authorized to pay compensation to Financial Institutions, which may include The Ohio Company, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers, account holders or beneficiaries (collectively, "customers") who are the beneficial or record owner of Institutional Shares of the Fund. In consideration for such services, a Financial Institution receives a fee from the Fund, computed daily and paid monthly, at an annual rate of up to .15% of the average daily net asset value of Institutional Shares of the Fund owned beneficially or of record by such Financial Institution's customers for whom the Financial Institution provides such services.

         The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Financial Institutions receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Institutional Shares of the Fund, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Institutional Shares of the Fund, providing sub-accounting with respect to Institutional Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Institutional Shares of the Fund pursuant to specific or pre-authorized instructions.

         As authorized by the Services Plan, the Group has entered into a Servicing Agreement with The Ohio Company pursuant to which The Ohio Company has agreed to provide certain administrative support services in connection with Institutional Shares of the Fund owned of record or beneficially by its customers for whom The Ohio Company provides fiduciary or trust services. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from the Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Institutional Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by The Ohio Company; (v) providing sub-accounting with respect to the Institutional Shares beneficially owned by The Ohio Company's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Institutional Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of the Fund, has agreed to pay The Ohio Company a monthly fee, computed at the annual rate of .15% of the average aggregate net asset value of Institutional Shares of the Fund held during the period by customers for whom The Ohio Company has provided services under the Servicing Agreement. Any fees paid by the Fund to Financial Institutions under the Services Plan will be borne solely by the Institutional Shares of the Fund.

CUSTODIAN

         The Group has appointed The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as the Fund's custodian. In such capacity, Fifth Third will hold or arrange for the holding of all portfolio securities and other assets acquired and owned by the Fund.

                      WHAT ARE MY RIGHTS AS A SHAREHOLDER?

         The Group was organized as an Ohio business trust on March 23, 1993. The Group currently consists of six funds. The shares of each of the funds of the Group, other than the two money market funds, Cardinal Government Securities Money Market Fund ("CGSMMF") and Cardinal Tax Exempt Money Market Fund ("CTEMMF"), are currently offered in two separate classes: Investor A Shares, otherwise referred to as Investor Shares, and Investor Y Shares, otherwise referred to as Institutional Shares. CGSMMF and CTEMMF each only have one class of shares. Each share represents an equal proportional interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees.

         Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of the Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, shareholders of the Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of amendments to the investment advisory agreement as it relates to the Fund or any of the Fund's fundamental policies.

         Overall responsibility for the management of the Fund is vested in the Board of Trustees of the Group. See "WHO MANAGES MY INVESTMENT OF THE FUND?" Individual Trustees are elected by the shareholders of the Group, although Trustees may under certain circumstances fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION - Miscellaneous" in the Statement of Additional Information for further information.

         An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve the investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.

         The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group and that the Group will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders

(constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of
(a) 67% or more of the votes of shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Fund.

         Shareholders should direct all inquiries concerning such matters to the Transfer Agent in writing to 215 East Capital Street, Columbus, Ohio 43215, or by calling (800) 282-9446.

         Shareholders will receive unaudited semi-annual reports describing the investment operations of the Fund and annual financial reports audited by independent auditors.

                             Investment Adviser and Manager
                                      Cardinal Management Corp.
                                      155 East Broad Street
                                      Columbus, Ohio 43215

                             Distributor
                                      The Ohio Company
                                      155 East Broad Street
                                      Columbus, Ohio  43215

                             Transfer Agent and Dividend Paying Agent
                                      Cardinal Management Corp.
                                      215 East Capital Street
                                      Columbus, Ohio  43215

                             Custodian
                                      The Fifth Third Bank
                                      38 Fountain Square Plaza
                                      Cincinnati, Ohio  45263

                             Legal Counsel
                                      Baker & Hostetler
                                      65 East State Street
                                      Columbus, Ohio  43215

                             Independent Auditors
                                      KPMG Peat Marwick LLP
                                      Two Nationwide Plaza
                                      Columbus, Ohio  43215

                                TABLE OF CONTENTS

                                                                            Page

PROSPECTUS HIGHLIGHTS........................................................  1
FEE TABLE....................................................................  2
FINANCIAL HIGHLIGHTS.........................................................  2
PERFORMANCE INFORMATION......................................................  5
WHAT IS THE FUND?............................................................  5
WHAT ARE THE INVESTMENT OBJECTIVES
         AND POLICIES OF THE FUND?...........................................  6
HOW DO I PURCHASE INSTITUTIONAL SHARES
         OF THE FUND?........................................................ 11
WHAT DISTRIBUTIONS WILL I RECEIVE?........................................... 12

HOW MAY I REDEEM MY INSTITUTIONAL
         SHARES?............................................................. 12

WHAT OTHER SHAREHOLDER PROGRAMS
         ARE PROVIDED?....................................................... 13
HOW IS NET ASSET VALUE CALCULATED?........................................... 14
DOES THE FUND PAY FEDERAL INCOME TAX?........................................ 15
WHAT ABOUT MY TAXES?......................................................... 15
WHO MANAGES MY INVESTMENT IN THE FUND?....................................... 15
WHAT ARE MY RIGHTS AS A SHAREHOLDER?......................................... 18

                                ----------------

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Adviser, or The Ohio Company. This Prospectus does not constitute an offer by the Fund or by The Ohio Company to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                                  ------------

                                   PROSPECTUS

                                  ------------





                                January __, 1997

                                THE OHIO COMPANY

                                    CARDINAL
                                   GOVERNMENT
                                OBLIGATIONS FUND

                              INSTITUTIONAL SHARES

                                     [LOGO]

                                 CARDINAL FUNDS

                                                      Rule 497(a)
                                                      Registration No. 33-59984
                                                      File No. 811-7588


        Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

                   SUBJECT TO COMPLETION: December 20, 1996




STATEMENT OF ADDITIONAL INFORMATION


                                THE CARDINAL FUND

                      CARDINAL GOVERNMENT OBLIGATIONS FUND

                CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND

                      CARDINAL TAX EXEMPT MONEY MARKET FUND

                             CARDINAL BALANCED FUND

                         CARDINAL AGGRESSIVE GROWTH FUND

                          SIX INVESTMENT PORTFOLIOS OF

                               THE CARDINAL GROUP

         The Cardinal Fund ("TCF"), Cardinal Government Obligations
Fund ("CGOF"), Cardinal Government Securities Money Market Fund ("CGSMMF"), Cardinal Tax Exempt Money Market Fund ("CTEMMF"), Cardinal Balanced Fund ("CBF") and Cardinal Aggressive Growth Fund ("CAGF") (collectively, the "Funds" and individually a "Fund") are each a separate diversified, investment portfolio of The Cardinal Group, an open-end, management investment company (the "Group").

             -------------------------------------------------------

                 For further information regarding the Funds or for assistance in opening an account or redeeming Shares, please call (800) 282-9446 toll free.

                 Inquiries may also be made by mail addressed to the Group at its principal office:

                              155 East Broad Street
                              Columbus, Ohio 43215


         This Statement Of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of the respective Funds, each dated as of January , 1997, which have been filed with the Securities and Exchange Commission. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. The Prospectuses are available upon request without charge from the Group at the above address or by calling the phone number provided above.

                                JANUARY  , 1997

The investment objectives of TCF are long-term growth of capital and income. Current income is a secondary objective. The investment objectives of CGOF are to maximize safety of capital and, consistent with such objective, earn the highest available current income obtainable from government securities. The investment objectives of CGSMMF are to maximize current income while preserving capital and maintaining liquidity. The investment objectives of CTEMMF are to maximize current income exempt from federal income tax while preserving capital and maintaining liquidity. The investment objectives of CBF are current income and long-term growth of both capital and income. The investment objective of CAGF is appreciation of capital.
                                                     (continued on next page).

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
THE CARDINAL GROUP........................................................   B-1

INVESTMENT OBJECTIVES AND POLICIES........................................   B-1

         Additional Information on Portfolio Instruments..................   B-1
         Investment Restrictions..........................................  B-15
         Portfolio Turnover...............................................  B-19

MANAGEMENT OF THE GROUP...................................................  B-20

PRINCIPAL SHAREHOLDERS OF THE GROUP.......................................  B-23

THE ADVISER...............................................................  B-24

PORTFOLIO TRANSACTIONS....................................................  B-26

TRANSFER AND DIVIDEND AGENT AND FUND ACCOUNTANT...........................  B-29

EXPENSES .................................................................  B-30

THE DISTRIBUTOR...........................................................  B-31

CUSTODIAN.................................................................  B-34

LEGAL COUNSEL AND INDEPENDENT AUDITORS....................................  B-34

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................  B-35

         Determination of Net Asset Value.................................  B-36

TAXES    .................................................................  B-37

ADDITIONAL INFORMATION....................................................  B-42

         Description of Shares............................................  B-42
         Vote of a Majority of the Outstanding Shares.....................  B-43
         Miscellaneous....................................................  B-43

PERFORMANCE INFORMATION...................................................  B-44

         Yield    ........................................................  B-44
         Calculation of Total Return......................................  B-45
         Performance Comparisons..........................................  B-46

FINANCIAL STATEMENTS......................................................  B-48

APPENDIX .................................................................   A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE CARDINAL GROUP

         The Cardinal Group (the "Group") is an open-end management investment company which currently offers six separate diversified investment portfolios, each with different investment objectives.

         This Statement of Additional Information contains information about The Cardinal Fund ("TCF"), Cardinal Government Obligations Fund ("CGOF"), Cardinal Government Securities Money Market Fund ("CGSMMF"), Cardinal Tax Exempt Money Market Fund ("CTEMMF"), Cardinal Balanced Fund ("CBF") and Cardinal Aggressive Growth Fund ("CAGF") (collectively, the "Funds" and individually a "Fund").

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the respective Fund. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading the Prospectus of that Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

         The following policies supplement the investment objectives and policies of the Funds as set forth in their respective Prospectuses.

         Bank Obligations. As described in its respective Prospectus, CTEMMF, CBF and CAGF may each invest in bank obligations consisting of bankers' acceptances, certificates of deposit and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by such Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, assets in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic banks and savings and loan associations, if at the time of investment the depository institution has assets in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Commercial Paper. Commercial paper in which each of the Funds, other than CGSMMF, may invest consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Such Funds will invest only in commercial paper which is rated at the time of purchase within the two highest rating groups assigned by one or more appropriate NRSROs, or if unrated, which the Adviser determines to be of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix.

         U.S. Government Obligations. CGOF and CGSMMF invest in, and TCF, CTEMMF, CBF and CAGF may invest in, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Municipal Securities. Municipal Securities which may be purchased by CTEMMF currently can be divided into two basic groups: Municipal Notes and Municipal Bonds.

         Municipal Notes generally provide capital for short-term needs and have maturities of one year or less. They include:

                  1. Project Notes. Project notes are sold through the Department of Housing and Urban Development to raise funds for federally sponsored urban renewal, neighborhood development and housing programs. In low-income housing, proceeds from project notes are chiefly used for construction financing prior to permanent financing. In urban renewal the funds have generally been used for land acquisition and site improvements. (No new urban renewal projects are currently being undertaken as that program has been superseded by the Community Block Grant Program contained in the Housing and Community Development Act of 1974.) Project notes are issued by public bodies created under the laws of one of the states, territories or U.S. possessions and are referred to as Local Issuing Agencies. Project Notes generally range in maturity from three months to one year. While they are the primary obligations of the public housing agencies or the local urban renewal agencies which have issued them, they are also secured by the full faith and credit of the U.S. Government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from project notes.

                  2. Tax Anticipation Notes. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of such governments. The notes are generally payable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

                  3. Revenue Anticipation Notes. Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the then current fiscal year.

                  4. Bond Anticipation Notes. Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes.

                  5. Construction Loan Notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association).

                  6. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is issued by state and local governments and agencies thereof to finance seasonal working capital needs or in anticipation of longer term financing. The stated maturity is 365 days or less.

         Municipal Bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of one year at the time of issuance, although issues having variable interest rates with demand features may permit CTEMMF to treat them as having maturities of less than 397 days. See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Determination of Net Asset Value" herein and "HOW IS NET ASSET VALUE CALCULATED?" in CTEMMF's Prospectus.

                  1. General Obligation Bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

                  2. Revenue Bonds. Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service reserve funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems.

                  3. Industrial Development Revenue and Private Activity Bonds. Industrial development revenue bonds and private activity bonds are usually issued by local government bodies or their authorities to provide funding for industrial facilities, privately operated housing, health care facilities, airports, docks and mass commuting facilities, certain water and sewage facilities, qualified hazardous waste facilities and high speed innercity rail facilities. Under prior law, these bonds also were issued to finance commercial facilities, sports facilities, convention and trade show facilities and pollution control facilities. Payment of principal and interest on such bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of the real and personal property financed by such bonds as security for payment.

         Legislation to restrict or eliminate the federal income tax exemption for interest on certain Municipal Securities has been enacted periodically in the recent past and additional legislation may be enacted in the future. This legislation may adversely affect the availability of Municipal Securities for CTEMMF's portfolio. If any such legislation has a materially adverse effect on CTEMMF's ability to achieve its investment objectives, CTEMMF will re-evaluate its investment objectives and submit to its shareholders for approval necessary changes in the objectives and policies of CTEMMF.

         The Municipal Securities described above represent those which CTEMMF currently expects to purchase. However, several new types of municipal bonds and notes, particularly those with shorter maturities, have been introduced in recent years and the Adviser believes that other types of municipal bonds and notes may be offered in the future. Therefore, in order to preserve maximum flexibility in seeking to attain its investment objectives, CTEMMF has determined not to limit its purchase to the types of Municipal Securities described herein, although it will purchase only municipal obligations which have the credit characteristics described herein. In addition, CTEMMF may not purchase any municipal bonds or notes having characteristics or terms that are inconsistent with the investment objectives or investment policies of CTEMMF.

         Subsequent to CTEMMF's purchase of a security, it may be assigned a lower rating or cease to be rated. In such an event the Adviser is required to promptly reassess the credit quality of such security. If such security no longer presents minimal credit risks or if the security is deemed to be an "Unrated Security" or a "Second-Tier Security," within the meaning of Rule 2a-7 of the 1940 Act, and receives a rating by any NRSRO below the second highest rating category, the Adviser is generally required to sell such security within five business days of becoming aware of such an event.

         Variable Rate Demand Municipal Securities. Variable rate demand Municipal Securities are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the securities and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or comparable guarantee issued with respect to such security. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

         The terms of the securities must provide that interest rates are adjustable at intervals ranging from weekly up to semi-annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The variable rate demand securities purchased by CTEMMF are subject to the quality characteristics for Municipal Securities described above. While these securities are expected to have maturities in excess of one year, the Adviser will determine at least monthly that such securities are of high quality. The Trustees have instructed the Adviser to exercise its right to demand payment of principal and accrued interest thereon, if a variable rate demand security held by CTEMMF no longer meets the quality standards of CTEMMF, unless, of course, the security can be sold for a greater amount in the market.

         The principal and accrued interest payable to CTEMMF on demand will be supported by an irrevocable letter of credit or comparable guarantee of a financial institution (generally a commercial bank) whose short-term taxable debt meets the quality criteria for investment by CTEMMF in Municipal Securities, except in cases where the security itself meets the credit criteria of CTEMMF without such letter of credit or comparable guarantee. Thus, although a variable rate demand security may be unrated, CTEMMF will have at all times an alternate high quality credit source to draw upon for payment with respect to such security.

         The variable rate demand securities which CTEMMF may purchase include participation interests in variable rate securities. Such participation interests will have, as part of the participation agreement between CTEMMF and the selling financial institution, a demand feature which permits CTEMMF to demand payment from the seller of the principal amount of CTEMMF's participation plus accrued interest thereon. This demand feature always will be supported by a letter of credit or comparable guarantee provided by the selling financial institution. Such financial institution will retain a service and a letter of credit fee, and a fee for issuing commitments to purchase on demand, in an amount equal to the excess of the interest paid on the variable rate security in which CTEMMF has a participation interest over the negotiated yield at which the participation interest was purchased by CTEMMF. Accordingly, CTEMMF will purchase such participation interests only when the yield to CTEMMF, net of such fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term fixed rate tax exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

         Concentration. CTEMMF may invest more than 25% of its net assets in (i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities, the interest upon which is paid solely from revenues of similar projects and (iii) industrial development and pollution control revenue bonds which are not variable rate demand Municipal Securities, i.e., Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such Municipal Security would also affect the other Municipal Securities; for example, Municipal Securities the interest on which is paid from revenues of similar type projects or Municipal Securities whose issuers are located in the same state. Provided, however, that prior to CTEMMF's so investing its net assets CTEMMF will amend its Prospectus to disclose such practice. The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and in CTEMMF's investment restrictions contained in its Prospectus. The identification of the "issuer" depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is supported only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole

"issuer." Similarly, in the case of an industrial development or pollution control revenue bond, if that bond is supported only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole "issuer." If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and must be separately valued.

         When-Issued and Delayed-Delivery Securities. CGOF, CGSMMF, CTEMMF and CBF may each purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, such Fund's custodian will set aside in a separate account cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, neither CGOF's, CGSMMF's, CTEMMF's nor CBF's commitments to purchase "when-issued" or "delayed-delivery" securities will exceed 25% of the value of its assets.

         When such a Fund engages in "when-issued" or "delayed- delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in that Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. CGOF, CGSMMF, CTEMMF and CBF will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage.

         Mortgage-related Securities. CBF may, consistent with its investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. CBF may, in addition, invest in mortgage-related securities issued by nongovernmental entities; provided, however, that to the extent CBF purchases mortgage-related securities from such issuers which may, solely for purposes of Section 12 of the 1940 Act, be deemed to be investment companies, CBF's investment in such securities will be subject to the limitations on its investment in investment company securities set forth below in its investment restrictions.

         Mortgage-related securities, for purposes of CBF's Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If CBF purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to CBF. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return CBF will receive when these amounts are reinvested.

         CBF may invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Collateralized mortgage obligations will be purchased only if rated in the four highest bond rating categories assigned by an appropriate NRSRO or, if unrated, which the Adviser deems to present attractive opportunities and are of comparable quality.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Other Asset-Backed Securities. CBF may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARS) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDS). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

         Such securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by CBF only when rated in one of the four highest rating categories by an appropriate NRSRO at the time of purchase.

         The development of these asset-backed securities is at an early state compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organization and non-mortgage backed securities is not as well developed. The Adviser will limit purchases of asset-backed securities to securities that are deemed to be readily marketable by the Adviser at the time of purchase.

         Asset-backed securities held by CBF arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

         The estimated life of an asset-backed security may vary with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be a function of current market interest rates and other economic and demographic factors. Since prepayment experience can vary, asset-backed securities may be a less effective vehicle for locking in high long-term yields.

         Securities of Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by such Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which TCF, CGOF, CBF and CAGF may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund and, therefore, will be borne directly by shareholders.

         Income Participation Loans. CBF may make or acquire participation in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

         Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by CBF may have a demand provision permitting such Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to CBF's 15% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless such Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Group's Board of Trustees will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

         CBF will purchase income participation loans only if such instruments are, in the opinion of the Adviser, of comparable quality to securities rated within the four highest rating groups assigned by an applicable NRSRO.

         Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Group's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Reverse Repurchase Agreements. CTEMMF is permitted to enter into reverse repurchase agreements for temporary or emergency non-investment purposes in an amount not exceeding (together with other borrowings) 5% of the value of CTEMMF's assets at the time of entering into the agreement. CTEMMF, however, has not entered into such agreements in the past and does not intend to enter into such agreements in the foreseeable future.

         Foreign Investment. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

         In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         TCF, CBF and CAGF will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.

         Options Trading. Each of TCF, CGOF, CBF and CAGF may purchase put and call options. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by such Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         TCF and CGOF may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         Medium-Grade Debt Securities. As stated in the Prospectuses for CBF and CAGF, CBF and CAGF may invest in securities within the four highest rating groups assigned by an appropriate NRSRO (e.g. S&P and Moody's), including securities rated BBB by S&P or Baa by Moody's or, if unrated, judged by the Adviser to be of comparable quality ("Medium-Grade Securities").

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates.

The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which CBF and CAGF may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.

         Futures Contracts. As discussed in the Prospectuses of the TCF, CGOF, CBF and CAGF, each of those Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, a Fund will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

Investment Restrictions

         Each Fund's investment objectives are fundamental policies and as such may not be changed without a vote of the holders of a majority of that Fund's outstanding Shares. In addition, the following investment restrictions of the Funds may be changed only by a vote of a majority of the outstanding Shares of a Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

         In addition to the investment restrictions set forth in their respective Prospectuses, each of TCF, CGOF, CBF and CAGF may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

         4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

         In addition, CGOF may not:

         1. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; or

         2. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging or hypothecating may not exceed 5% of the Fund's assets, valued at cost and except that the deposit of assets in escrow in connection with writing covered call options will not be deemed to be the mortgage, pledge, hypothecation or transfer of assets as security described above.

         CGSMMF will not:

         1. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted for temporary or emergency non-investment purposes, the Trust may pledge securities having a market value at the time of pledge not exceeding 15% of its total assets (so long as certain state law restrictions are applicable, the market value of securities subject to any such pledge will not exceed 10% of the market value of the Trust's total assets);

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell real estate or real estate mortgage loans;

         4. Purchase commodities or commodities contracts;

         5. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; or

         6. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         CTEMMF will not:

         1. Pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings it may pledge securities having a market value at the time of pledge not exceeding 15% of the Trust's total assets; provided, however, so long as certain state law restrictions are applicable, the market value of securities subject to any such pledge will not exceed 10% of the market value of the Trust's total assets;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell real estate, although the Trust may invest in Municipal Securities or temporary investments secured by interests in real estate;

         4. Purchase or sell commodities or commodity contracts;

         5. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

         6. Write, purchase or sell put or call options, except to the extent that securities subject to a demand obligation or stand- by commitment may be acquired;

         7. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; or

         8. Purchase securities which are not Municipal Securities and the income from which is subject to federal income tax, if such purchase would cause more than 20% of the Trust's total assets to be invested in such securities.

         The following additional investment restrictions may be changed without the majority vote of the outstanding Shares of any of the Funds. Each Fund may not:

         1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom;

         2. Engage in any short sales;

         3. Invest more than 15% of the Fund's total assets in securities which are restricted as to disposition; or

         4. Purchase or retain securities of any issuer if the officers and trustees of the Group and the officers and directors of its investment adviser, who each owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

         In addition, each of TCF, CBF and CAGF has the following nonfundamental investment restrictions: each such Fund may not (1) mortgage or hypothecate the Fund's assets in excess of one-third of the Fund's total assets, (2) purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction), or (3) invest more than 10% of the Fund's total assets in securities of issuers which, together with any predecessors, have a record of less than three years' continuous operation.

         If a percentage restriction or requirement set forth above is met at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not be considered a violation of the policy. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation in its non-fundamental policy as set forth in its Prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

         The Group has represented to the California Department of Corporations on behalf of each of the Funds that, in order to comply with applicable regulations, each Fund may acquire or retain securities of other open-end management investment companies only if such investments are made in open-end management investment companies sold with no sales commission and the Fund's investment adviser waives its management fee with respect to such investments. The Group intends to comply with this undertaking with respect to a Fund for so long as such Fund has its Shares registered for sale in the State of California or such representation is required by the California Department of Corporations.

         The Group has represented to the Texas State Securities Board on behalf of each of TCF, CBF and CAGF that each such Fund will limit its investments in warrants, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Included within such amount (but not in excess of 2% of the value of such Fund's net assets) are warrants which are not listed on the New York or American Stock Exchanges. For purposes of this limitation, warrants acquired in units or attached to other securities will be deemed to be without value. The Group has also represented to the Texas State Securities Board on behalf of each of CBF and CAGF that neither Fund may purchase or sell interests in real estate limited partnerships, although investments in readily marketable interests in real estate investment trusts or readily marketable securities of companies or limited partnerships which invest in real estate are not prohibited.

         The Group intends to comply with these representations on behalf of a Fund for so long as such Fund has its Shares registered for sale in the state to which such representations were made.

Portfolio Turnover

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of that Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.

         Because CGSMMF and CTEMMF intend to invest entirely in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to each of CGSMMF and CTEMMF is expected to be zero percent for regulatory purposes. For each of the other Funds, the portfolio turnover rates for the fiscal years ended September 30, 1996 and 1995 were as follows:

                         Fiscal Year Ended September 30,

                Fund                 1996                  1995
                ----                 ----                  ----
                TCF(1)              57.93%                19.78%

                CGOF(1)             33.58%                36.71%

                CBF                 18.34%                37.62%

                CAGF                48.60%                80.35%


----------
(1)      Includes periods prior to the effective date of the Reorganization.

         For such Funds, the portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

                             MANAGEMENT OF THE GROUP

         The trustees and officers of the Group, together with their addresses and principal business occupations and other affiliations during the last five years, are shown below. Each trustee who is an "interested person" of the Group, as that term is defined in the 1940 Act, is indicated by an asterisk.

Name, Business             Position(s) Held            Principal Occupation(s)
Address and Age             with the Group             During Past 5 Years
---------------            ----------------            -----------------------
*H. Keith Allen            Chairman and Trustee,       Chief Operating Officer,
155 East Broad Street      Member of Executive,        Secretary, Treasurer and
Columbus, Ohio 43215       Nominating and              a Director of The Ohio
Age: 55                    Investment Committees       Company (investment
                                                       banking); formerly
                                                       Senior Executive Vice
                                                       President of The Ohio
                                                       Company.

Gordon B. Carson           Trustee, Member of          Principal, Whitfield
5413 Gardenbrook Drive     Executive Committee         Robert Associates
Midland, Michigan 48642                                (construction consulting
Age: 85                                                firm).

John B. Gerlach, Jr.       Trustee, Member of Audit    Since 1994, President
37 West Broad Street       Committee                   and a Director of
Columbus, Ohio 43215                                   Lancaster Colony
Age: 42                                                Corporation (diversified
                                                       consumer products);
                                                       prior thereto, Executive
                                                       Vice President,
                                                       Secretary and a Director
                                                       of Lancaster Colony
                                                       Corporation.

Michael J. Knilans         Trustee, Member of          From November, 1989 to
1119 Kingsdale Terrace     Executive Committee         August, 1995, Member of
Columbus, Ohio 43220                                   the Ohio Bureau of
Age: 69                                                Workers' Compensation
                                                       and Chairman from 1992
                                                       through August, 1995.

James I. Luck              Trustee                     President, The Columbus
1234 East Broad Street                                 Foundation
Columbus, Ohio 43205                                   (philanthropic public
Age: 51                                                foundation).

David L. Nelson            Trustee, Member of Audit    Chairman of the Board of
295 Whispering Way         and Nominating              Directors of Herman
Holland, Michigan          Committees                  Miller, Inc. (furniture
49424-6635                                             manufacturer); former
Age: 66                                                Vice President, Customer
                                                       Support, Americas
                                                       Region, and Vice
                                                       President, Customer
                                                       Satisfaction, Industry
                                                       Segment, of Asea Brown
                                                       Boveri, Inc. (designer
                                                       and manufacturer of
                                                       process automation
                                                       systems for basic
                                                       industries).

*C. A. Peterson            Trustee                     Chartered Financial
150 E. Wilson Bridge Rd.                               Analyst, former Senior
Worthington, Ohio 43085                                Executive Vice President
Age: 70                                                and Director of The Ohio
                                                       Company (investment
                                                       banking).

Lawrence H. Rogers II      Trustee                     Self-employed author;
4600 Drake Road                                        former Vice Chairman,
Cincinnati, Ohio 45243                                 Motor Sports
Age: 75                                                Enterprises, Inc.

*Frank W. Siegel           President and               Chartered Financial
155 East Broad Street      Trustee, Member of          Analyst and Senior Vice
Columbus, Ohio 43215       Executive and Nominating    President, The Ohio
Age: 44                    Committees                  Company (investment
                                                       banking); former Vice
                                                       President, Keystone
                                                       Group (mutual fund
                                                       management/adminis-
                                                       tration); former Senior
                                                       Vice President, Trust
                                                       Advisory Group (mutual
                                                       fund consulting).

Joseph H. Stegmayer        Trustee, Member of Audit    President and a Director
724 Hampton Roads Dr.      and Nominating              of Clayton Homes, Inc.
Knoxville, TN 37922-4071   Committees                  (manufactured homes);
Age: 45                                                former Vice President,
                                                       Treasurer, Chief
                                                       Financial Officer and a
                                                       Director of Worthington
                                                       Industries, Inc.
                                                       (specialty steel and
                                                       plastics manufacturer).

Karen J. Hipsher           Secretary                   Executive Secretary, The
155 East Broad Street                                  Ohio Company (investment
Columbus, Ohio 43215                                   banking).
Age: 51

James M. Schrack II        Treasurer                   Vice President and Trust
155 East Broad Street                                  Officer of The Ohio
Columbus, Ohio 43215                                   Company (investment
Age: 38                                                banking).

Bruce E. McKibben          Assistant                   Employee of The Ohio
155 East Broad Street      Treasurer                   Company (investment
Columbus, Ohio 43215                                   banking).
Age: 27

        As of November 21, 1996, all trustees and officers of the Group as a group owned fewer than one percent of the Shares of each Fund then outstanding.

        Pursuant to the ultimate authority of the Board of Trustees of the Group, the Executive Committee is responsible for the general management of the affairs of the Group. This Committee's actions are reported to and reviewed by the Board of Trustees.

        Messrs. Allen and Siegel are Chairman, President and a director, and Vice President and a director, respectively, of the Adviser, and Mr. Schrack is a Vice President of the Adviser. The compensation of trustees and officers of the Group who are employed by The Ohio Company is paid by The Ohio Company. Trustees' fees plus expenses are paid by the Group, except that Messrs. Allen and Siegel receive no fees from the Group.

         The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended September 30, 1996. The Group has no pension or retirement plans.

                               COMPENSATION TABLE

                                   Aggregate                  Total Compensation
Name and Position                  Compensation               From the Group and
With the Group*                    From the Group             the Fund Complex**
-----------------                  --------------             ------------------
H. Keith Allen                        $     0                      $     0
Chairman, Trustee and
Member of Executive,
Nominating and
Investment Committees

Gordon B. Carson                      $ 5,481                      $ 9,500
Trustee and Member of
Executive Committee

John B. Gerlach                       $ 5,481                      $ 9,500
Trustee and Member of
Audit Committee

Michael J. Knilans                    $ 6,923                      $12,000
Trustee and Member of
Executive Committee

James I. Luck                         $ 6,923                      $12,000
Trustee

                                   Aggregate                  Total Compensation
Name and Position                  Compensation               From the Group and
With the Group*                    From the Group             the Fund Complex**
-----------------                  --------------             ------------------
David L. Nelson                       $2,596                       $ 4,500
Trustee and Member of
Audit and Nominating
Committees

C.A. Peterson                         $6,923                       $12,000
Trustee

Lawrence H. Rogers, II                $6,923                       $12,000
Trustee

Frank W. Siegel                       $    0                       $     0
Trustee, President and
Member of Executive and
Nominating Committees

Joseph H. Stegmayer                   $6,923                       $12,000
Trustee and Member of
Audit and Nominating
Committees

----------
         *During the fiscal year ended September 30, 1996, John L. Schlater, a former officer of The Ohio Company and the Adviser, had served as a trustee of the Group but no longer does so as of the date hereof. Mr. Schlater did not receive any compensation from the Group or the Fund Complex.

        **For purposes of this Table, Fund Complex means one or more mutual funds, including the Group, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

                       PRINCIPAL SHAREHOLDERS OF THE GROUP

        As of November 21, 1996, the following are the only persons known to the Group who own 5% or more of TCF's, CGSMMF's or CTEMMF's shares:

                        Name and Address of 5%
Fund                   or more Beneficial Owner              Percentage Owned
----                   ------------------------              ----------------
TCF                    The Ohio Company(1)                         8.67%
                       155 East Broad Street
                       Columbus, Ohio 43215

CGSMMF                 The Ohio Company(1)                         6.57%
                       155 East Broad Street
                       Columbus, Ohio 43215

                        Name and Address of 5%
Fund                   or more Beneficial Owner              Percentage Owned
----                   ------------------------              ----------------
CTEMMF                 The Ohio Company(1)                          7.49%
                       155 East Broad Street
                       Columbus, Ohio 43215

CAGF                   The Ohio Company(1)                         22.52%
                       155 East Broad Street
                       Columbus, Ohio 43215

CBF                    The Ohio Company(1)                          6.94%
                       155 East Broad Street
                       Columbus, Ohio 43215


----------
(1) Either directly, indirectly through the Adviser, or in its capacity as a trustee of certain plans or trusts.

        There were no persons known to the Group to be the beneficial owner of more than 5% of any other Fund's Shares or of the total number of the Group's Shares outstanding as of November 21, 1996.


                                   THE ADVISER

        The Group has entered into an Investment Advisory and Management Agreement dated as of June 18, 1993, as amended January 10, 1996 (the "Investment Advisory Agreement"), with Cardinal Management Corp. (the "Adviser"). Pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory and management services as described in the Prospectuses of the Funds. As compensation for such services, facilities and expenses, the Adviser receives a fee (1) from each of CGOF, CGSMMF and CTEMMF, computed and accrued daily and paid monthly, based on an annual rate of .50% of the daily net asset value of that Fund; (2) from TCF, computed and accrued daily and paid monthly, based on an annual rate of 0.60% of the daily net asset value of TCF; and (3) from each of CBF and CAGF, computed and accrued daily and paid monthly, based on an annual rate of .75% of the daily net asset value of that Fund.

        Prior to the effective date of the Reorganization, the Adviser provided investment advisory and management services to Cardinal Government Obligations Fund, CGST and CTEMT and received a fee at the same annual rate for such services as described above for CGOF, CGSMMF and CTEMMF, respectively. The Ohio Company, prior to the effective date of the Reorganization, provided investment advisory services to TCFI, and received a fee for such services based on an annual rate of .50% of the daily net value of such Fund.

        For the fiscal years ended September 30, 1996, 1995 and 1994, the investment advisory fees incurred by each of the Funds (including their respective predecessors prior to the Reorganization) were as follows:

                                  Fees Incurred for Year Ended September 30,

Fund                             1996                1995                1994
----                             ----                ----                ----
TCF                        $1,247,921          $1,158,534          $1,325,607

CGOF                          715,946             783,803             947,139

CGSMMF                      2,407,624           2,031,367           1,978,541

CTEMMF                        338,919             344,000             449,777

CBF                           109,021             101,585             103,264

CAGF                           74,235              71,508              66,792


         The Adviser is a wholly owned subsidiary of The Ohio Company, an investment banking firm organized in 1925. Descendants of H. P. and R. F. Wolfe, deceased, and members of their families, through their possession of a majority of the voting stock, may be considered controlling persons of The Ohio Company.
H. Keith Allen is an officer and director of The Ohio Company. Frank W. Siegel and James M. Schrack II are each officers of The Ohio Company.

        Unless sooner terminated, the Investment Advisory Agreement with respect to a Fund continues for successive one-year periods ending June 18 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION -- Vote of a Majority of the Outstanding Shares" below), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

        The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of the

Adviser in the performance of its duties, or from negligent disregard by the Adviser of its duties and obligations thereunder.

                             PORTFOLIO TRANSACTIONS

        Pursuant to the Investment Advisory Agreement, the Adviser, subject to the policies established by the Board of Trustees of the Group and in accordance with the Funds' investment restrictions and policies, is responsible for each Fund's portfolio decisions and the placing of the Funds' portfolio transactions. Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which such portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

        For the fiscal years ended September 30, 1996, 1995 and 1994 the brokerage fees incurred by each of TCF (including its predecessor, TCFI, prior to the Reorganization), CBF and CAGF are set forth in the following table. None of those commissions were paid to The Ohio Company, and during such periods, none of CGOF, CGSMMF or CTEMMF (nor any of their predecessors prior to the Reorganization) incurred any brokerage commissions.

                                        Brokerage Commissions Incurred
                                         for Year Ended September 30,

Fund                             1996                1995                1994
----                             ----                ----                ----
TCF                          $382,627            $215,180            $188,616

CBF                             8,670              20,490              18,285

CAGF                           19,440              22,011              20,634


        In executing such transactions, the Adviser seeks to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulties of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, for the reasons stated in the prior sentence, a Fund will not necessarily be paying the lowest commission or spread available.

        The Adviser may consider provision of research, statistical and other information to the Group, a Fund or the Adviser in the selection of qualified broker-dealers who effect portfolio transactions for a Fund so long as the Adviser's ability to obtain the best net results for portfolio transactions of that Fund is not diminished. Such research services include supplemental research, securities and economic analyses, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Such research services may also be useful to the Adviser in connection with its services to other clients. Similarly, research services provided by brokers serving such other clients may be useful to the Adviser in connection with its services to a Fund. Although this information is useful to a Fund and the Adviser, except as described below, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Investment Advisory Agreement. The Group is not authorized to pay brokerage commissions which are in excess of those which another qualified broker would charge solely by reason of brokerage and research services provided.

        The Group has authorized the Adviser to place brokerage transactions through Pershing and Company, a division of Donaldson, Lufkin & Jenrette, in return for Lipper Data information prepared for the Group's Trustees relating to information on fees and expenses of other mutual funds. However, such brokerage transactions are subject to the requirements as to execution and price described above.

        Investment decisions for a Fund are made independently from those for another Fund of the Group or any other investment company or account managed by the Adviser. Any such other Funds, investment company or account may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of one Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other Fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by that Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Group, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.

         During the fiscal year ended September 30, 1996, none of the Funds held any securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies.

        Pursuant to Investment Advisory Agreement, the Adviser also serves as general manager and administrator to each of the Funds. The Adviser assists in supervising all operations of each Fund (other than those performed by The Fifth Third Bank under the Custodian Agreement and by the Adviser under the Transfer Agency and Fund Accounting Agreement).

        The Adviser has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by each Fund and file all of a Fund's federal and state tax returns and required tax filings other than those required to be made by each Fund's custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of each Fund's operations.

                 TRANSFER AND DIVIDEND AGENT AND FUND ACCOUNTANT

        The Group has entered into a Transfer Agency and Fund Accounting Agreement dated as of June 18, 1993, as amended as of January 10, 1996 (the "Transfer Agency Agreement"), with the Transfer Agent, pursuant to which the Transfer Agent has agreed to act as the transfer agent, dividend disbursing agent and administrator of plans for each Fund and to provide certain fund accounting services for each Fund. Pursuant to the Transfer Agency Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestment; and assistance in the mailing of shareholder reports and proxy solicitation materials. In consideration of such services each Fund has agreed to pay the Transfer Agent monthly an annual fee equal to $18 (for TCF, CBF and CAGF) or $21 (for CGOF, CGSMMF and CTEMMF) per shareholder account plus out-of-pocket expenses.

        In addition, the Transfer Agency provides certain fund accounting services to each of the Funds, including maintaining the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintaining a monthly trial balance of all ledger accounts; performing certain accounting services for each Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with such Fund's custodian, affirmation to that Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with that Fund's custodian of all daily trade activity; providing certain reports; obtaining dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and preparing an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund. In consideration for such services, each Fund has agreed to pay the Transfer Agent a fee, computed daily and paid periodically at an annual rate of .03% of such Fund's average daily net assets of up to $100 million and .01% of such Fund's average daily net assets in excess of $100 million.

        For the fiscal years ended September 30, 1996, 1995 and 1994, the fees incurred by each of the Funds (including their respective predecessors prior to the Reorganization) for transfer agency and fund accounting services provided by the Transfer Agent were as follows:

                                       Year Ended September 30,

Fund                        1996                1995                   1994
----                        ----                ----                   ----
TCF                     $  223,815          $  255,882(1)          $  327,423(1)

CGOF                       172,918             215,273                255,671

CGSMMF                     849,943             895,470              1,054,325

CTEMMF                      79,931              79,777                 95,478

CBF                         26,266              25,950                 25,266

CAGF                        25,614              25,079                 25,671


----------
(1)      TCFI, as predecessor to TCF, did not incur any fund accounting fees.

                                    EXPENSES

        If total expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Adviser will reimburse that Fund by the amount of such excess. As of the date of this Statement of Additional Information, the Funds are not subject to any such limitations.

                          ADMINISTRATIVE SERVICES PLAN

        As described in the Prospectuses of TCF, CGOF, CBF and CAGF with respect to their Institutional Shares, the Group has also adopted an Administrative Services Plan with respect to Institutional Shares (the "Services Plan") under which each such Fund is authorized to pay banks, broker-dealers, savings and loan associations, trust companies (including The Ohio Company), qualified investment advisers and certain other financial institutions which serve in a fiduciary capacity on behalf of customers or beneficiaries (collectively, "Financial Institutions"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Institutional Shares in a Fund. Payments to such Financial Institutions are made pursuant to Servicing Agreements between the Group and the Financial Institution. The Services Plan authorizes each of TCF, CGOF, CBF and CAGF to make payments to Service Organizations in an amount, on an annual basis, of up to 0.15% of the average daily net asset value of the Institutional Shares that Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

        As authorized by the Services Plan, the Group has entered into a Servicing Agreement with The Ohio Company pursuant to which The Ohio Company has agreed to provide certain administrative support services in connection with Institutional Shares of the Funds owned of record or beneficially by its customers for whom The Ohio Company serves as a fiduciary. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Institutional Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by The Ohio Company; (v) providing sub-accounting with respect to the Institutional Shares beneficially owned by The Ohio Company's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Institutional Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each of TCF, CGOF, CBF and CAGF, has agreed to pay The Ohio Company a monthly fee, computed at the annual rate of .15% of the average aggregate net asset value of Institutional Shares of that Fund held during the period by customers for whom The Ohio Company has provided services under the Servicing Agreement.

                                 THE DISTRIBUTOR

        The Ohio Company serves as agent for the Funds in the distribution of their Shares pursuant to a Distribution Agreement dated June 18, 1993, as amended as of January 2, 1997 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement remains in effect for successive annual periods ending on June 18 if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

        In its capacity as Distributor, The Ohio Company solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation from the Group under the Distribution Agreement, but may receive compensation under the Distribution and Shareholder Service Plan described below with respect to sales of Investor Shares of TCF, CGOF, CBF and CAGF and retain all or a portion of the sales charges with respect to its sales of Shares of TCF, CGOF, CBF and CAGF.

        For the fiscal years ended September 30, 1996, 1995 and 1994, commissions paid to The Ohio Company with respect to the sale of Shares of TCF, CGOF (and their respective predecessors), CBF and CAGF, after discounts to dealers, were $377,963, $439,190 and $1,264,115, respectively.

        As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan with respect to Investor Shares (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act under which each of TCF, CGOF, CBF and CAGF (collectively, the "12b-1 Funds" and individually a "12b-1 Fund") is authorized to pay The Ohio Company, with respect to such Fund's Investor Shares, for payments The Ohio Company makes to broker-dealers, including The Ohio Company, banks and other institutions (with all of the foregoing organizations being referred to as "Participating Organizations") for providing distribution or shareholder service assistance or for distribution assistance and/or shareholder service provided by The Ohio Company pursuant to an agreement between The Ohio Company and the Group. Payments to such Participating Organizations may be made pursuant to agreements entered into with The Ohio Company. The 12b-1 Plan authorizes each 12b-1 Fund to make payments to The Ohio Company in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the Investor Shares of that 12b-1 Fund.

        As required by Rule 12b-1, the 12b-1 Plan was approved by the initial sole shareholder of each 12b-1 Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of that 12b-1 Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan (the "Independent Trustees"). The 12b-1 Plan may be terminated as to a 12b-1 Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Investor Shares of that 12b-1 Fund. Any change in the 12b-1 Plan that would materially increase the distribution cost to a 12b-1 Fund requires Investor shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The 12b-1 Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the 12b-1 Plan with respect to a 12b-1 Fund may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Investor Shares of such 12b-1 Fund.

        The 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the 12b-1 Plan should be implemented or continued. In addition the Trustees in approving the 12b-1 Plan must determine that there is a reasonable likelihood that the 12b-1 Plan will benefit the 12b-1 Funds and their Investor Shareholders.

        The Board of Trustees of the Group believes that the 12b-1 Plan is in the best interests of the 12b-1 Funds since it encourages Fund growth and retention of Fund assets. As a 12b-1 Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

        As authorized by the 12b-1 Plan, the Group has entered into a Rule 12b-1 Agreement with The Ohio Company pursuant to which The Ohio Company has agreed to provide certain shareholder services in connection with Investor Shares of a 12b-1 Fund purchased and held by The Ohio Company for the accounts of its customers and Investor Shares of a 12b-1 Fund purchased and held by customers of The Ohio Company directly, including, but not limited to, answering Shareholder questions concerning the 12b-1 Funds, providing information to Shareholders on their investments in the 12b-1 Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services the Group, on behalf of each 12b-1 Fund, has agreed to pay The Ohio Company a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of

Investor Shares of that 12b-1 Fund held during the period in customer accounts for which The Ohio Company has provided services under this Agreement. For the fiscal year ended September 30, 1996, fees earned by The Ohio Company under this Rule 12b-1 Agreement, with respect to CBF were $32,534, with respect to CAGF were $22,065, with respect to TCF were $226,662, and, with respect to CGOF, were $138,195. However, The Ohio Company waived all such fees. Payments made under the 12b-1 Plan by a 12b-1 Fund will be borne solely by the Investor Shareholders of that Fund.

        In addition, The Ohio Company may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain Shareholder services including, but not limited to, those discussed above.

                                    CUSTODIAN

        The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been selected to serve as the Funds' custodian pursuant to the Custody Agreement dated June 18, 1993, as amended as of January 10, 1996. In such capacity the custodian will hold or arrange for the holding of all portfolio securities and other assets of the Funds.

                     LEGAL COUNSEL AND INDEPENDENT AUDITORS

        Baker & Hostetler, 65 East State Street, Columbus, Ohio 43215, is counsel to the Group and will pass upon the legality of the Shares offered thereby. The Group has selected KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, as independent auditors for the Funds. The financial statements of the Funds included in this Statement of Additional Information have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, given upon the authority of said firm as experts in accounting and auditing.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        As of January 2, 1997, the Board of Trustees of the Group reclassified the issued and outstanding Shares of TCF, CGOF, CBF and CAGF as Investor A Shares, otherwise known as Investor Shares. The Board of Trustees also authorized the issuance of Investor Y Shares, otherwise referred to as Institutional Shares. Investor Shares and Institutional Shares of a Fund represent the same interest in the underlying portfolio securities of that Fund and are subject to the same expenses and fees, except that Investor Shares are sold subject to a front-end sales charge and subject to fees payable under the Rule 12b-1 Plan described above. Institutional Shares are sold at net asset value without any front-end sales charge and are not subject to a Rule 12b-1 fee but are subject to fees payable under the Administrative Services Plan described above.

        The Funds' Shares are sold on a continuous basis through The Ohio Company, principal underwriter of the Funds' Shares, at its address and number set forth on the cover page of this Statement of Additional Information. Investor Shares of each of TCF, CGOF, CBF and CAGF and shares of CGSMMF and CTEMMF may also be purchased through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with The Ohio Company. Institutional Shares of TCF, CGOF, CBF and CAGF, may also be purchased at net asset value through procedures established by The Ohio Company in connection with the requirements of accounts for which banks, broker-dealers, savings and loan associations, trust companies (including The Ohio Company), qualified investment advisers and certain other financial institutions serve in a fiduciary capacity on behalf of customers or beneficiaries (collectively, "Financial Institutions").

        Based upon the value of TCF's portfolio securities and other assets and the number of outstanding shares as of the fiscal year ended September 30, 1996, the net asset value and redemption price per share was $13.13. The total offering price per share was $13.74 per share (net asset value / .9550, assuming the then current maximum sales charge of 4.5% of the offering price).

        Based upon the value of CGOF's portfolio securities and other assets and the number of outstanding shares as of the fiscal period ended September 30, 1996, the net asset value and redemption price per share was $8.05. The total offering price per share was $8.42 per share (net asset value / .9550, assuming the then current maximum sales charge of 4.50% of the offering price).

        Based upon the value of CBF's portfolio securities and other assets and the number of outstanding Shares as of the fiscal period ended September 30, 1996, the net asset value and redemption price per share was $11.86. The total offering price per share was

$12.41 per share (net asset value / .955, assuming the then current maximum sales charge of 4.50% of the offering price).

        Based upon the value of CAGF's portfolio securities and other assets and the number of outstanding Shares as of the fiscal period ended September 30, 1996, the net asset value and redemption price per share was $11.31. The total offering price per share was $11.84 per share (net asset value / .955, assuming the then current maximum sales charge of 4.50% of the offering price).

        The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

        Use of the check-writing redemption procedure by shareholders of CGSMMF and CTEMMF will be subject to the rules and regulations of The Fifth Third Bank (the "Bank") governing checking accounts. Neither the Bank nor the Group shall incur any liability to a participating shareholder under this procedure for not honoring a check that exceeds the value of Shares in a shareholder's account, for honoring checks properly drafted, for effecting redemptions pursuant to payment thereof or for returning checks not accepted for payment. This procedure may be terminated at any time by the Group, the Bank or the participating shareholder. A shareholder participating in the check-writing redemption procedure has not established a checking or other account with the Bank for the purposes of Federal Deposit Insurance or otherwise.

Determination of Net Asset Value

        The Group values the portfolio securities of CGSMMF and CTEMMF (collectively, the "Money Market Funds" and individually a "Money Market Fund") using the amortized cost valuation method. This method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Money Market Funds' shareholders in the daily dividend, the value of a Money Market Fund's assets, and, thus, its net asset value per share, will generally remain constant. Although this method provides certainty in valuation, it may result in periods during which the value of a Money Market Fund's securities, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the securities. During such periods, the yield on Shares of the Money Market Fund may differ somewhat from that obtained in a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. For example, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income.

        The valuation of the Money Market Funds' portfolio securities based upon their amortized cost and the maintenance of the Money Market Funds' per share net asset value of $1.00 is permitted based on the Money Market Funds' adherence to certain conditions, including maintaining a dollar-weighted average portfolio maturity of 90 days or less and purchasing only portfolio securities having remaining maturities of 397 days or less. The Board of Trustees has also established procedures designed to stabilize, to the extent reasonably possible, the Money Market Funds' net asset value per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Money Market Funds' portfolio holdings by the Board of Trustees at such intervals as it may deem appropriate to determine whether the Money Market Funds' net asset value calculated by using available market quotations deviates from $1.00 per Share and, if so, whether such deviation may result in material dilution or may be otherwise unfair to existing shareholders. These procedures also include a review by the Adviser in accordance with policies established by the Board of Trustees not less frequently than monthly of the quality of certain Municipal Securities having variable interest rates and demand features that permit CTEMMF to calculate the maturity of such obligations to a point in time prior to their stated maturity. In the event the Board of Trustees determines that deviation in net asset value exists, the Board of Trustees will take such corrective action as it deems necessary and appropriate, which action might include redemption of Shares in kind, selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, reduction of the number of Shares outstanding (i.e. the declaration of a negative dividend) or establishing a net asset value per share by using available market quotations.

                                      TAXES

        General. Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities, or currencies; derive less than 30% of its gross income from the sale or other disposition of stocks, securities, options, future contracts or foreign currencies held less than three months; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

        A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, such Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

        Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

        It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

        Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

        Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

        Capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years.

        Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

        Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

        Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction.

        A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure properly to include on his return payments of interest or dividends.

        Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Specific Information Regarding CTEMMF. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by CTEMMF that is derived from interest received by CTEMMF that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to shareholders not later than sixty days after the close of CTEMMF's taxable year. The percentage of the total dividends paid by CTEMMF during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Exempt-interest dividends shall be treated by CTEMMF's shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder is a "substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the Municipal Securities held by CTEMMF. If a shareholder receives an exempt- interest dividend with respect to any Share and such Share is held by the shareholder for six months or less, any loss on the sale or exchange of such Share shall be disallowed to the extent of the amount of such exempt-interest dividend.

        In general, interest on indebtedness incurred or continued by a shareholder to purchase or carry Shares of CTEMMF is not deductible for federal income tax purposes if CTEMMF distributes exempt-interest dividends during the shareholder's taxable year. A shareholder of CTEMMF that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry Shares of CTEMMF if CTEMMF distributes exempt-interest dividends during the shareholder's taxable year (except that 80% in the case of interest expense attributable to tax-exempt obligations acquired after December 31, 1982, and prior to August 7, 1986 may be deducted). Certain federal income tax deductions of property and casualty insurance companies holding Shares of CTEMMF and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by shareholders of CTEMMF.

        In the unlikely event CTEMMF realizes long-term capital gains, CTEMMF intends to distribute any realized net long-term capital gains annually. If CTEMMF distributes such gains, CTEMMF will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held the Shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by CTEMMF to the shareholders not later than sixty days after the close of CTEMMF's taxable year. It should be noted, however, that capital gains are taxed like ordinary income except that net capital gains of individuals are subject to a maximum federal income tax rate of 28%. Net capital gains are the excess of net long-term capital gains over net short-term capital losses. Any net short-term capital gains are taxed at ordinary income tax rates. If a shareholder receives a capital gain dividend with respect to any Share and then sells the Share before he has held it for more than six months, any loss on the sale of the Share is treated as long-term capital loss to the extent of the capital gain dividend received.

        Interest earned by individuals and corporations on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. It is likely that exempt-interest dividends received by shareholders from CTEMMF will also be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by CTEMMF are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by CTEMMF to corporate shareholders.

        For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income," which would include a portion of the exempt-interest dividends distributed by CTEMMF to such corporation, and exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

        Distributions of exempt-interest dividends by CTEMMF may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. CTEMMF will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by CTEMMF during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                             ADDITIONAL INFORMATION

Description of Shares

        The Group is an Ohio business trust. The Group was organized on March 23, 1993, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on March 23, 1993. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Group presently has six series of Shares, which represent interests in each series of the Group. The Shares of each of the Funds of the Group, other than the Money Market Funds, are divided into four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Investor Y Shares, which are otherwise referred to as Institutional Shares, although currently Investor B and C Shares are not being offered. Shares of the Money Market Funds are being offered only in one class. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

        Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the respective Prospectus and this Statement of Additional Information, a Fund's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets not belonging to any particular Fund which are available for distribution.

        Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of any amendment to the Investment Advisory Agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent public accountants and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

Vote of a Majority of the Outstanding Shares

        As used in the Prospectuses and this Statement of Additional Information, "vote of a majority of the outstanding Shares" of the Group or a Fund, means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Group or that Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Group or that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Group or such Fund.

Miscellaneous

        Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote and that the Group will assist in communications with other shareholders as required by Section16(c) of the 1940 Act. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

        The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

        The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

        The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                             PERFORMANCE INFORMATION

        The following performance information as of September 30, 1996, for the Funds includes the performance of their respective predecessor funds for periods prior to the effective date of the Reorganization. TCF and CGOF are subject to certain additional fees that, if such fees had been imposed prior to the Reorganization, would have affected such Funds' performance.

Yields

        For the 30-day period ended September 30, 1996, the yields of CGOF and CBF were 6.07% and 3.22%, respectively. The yields of CGOF and CBF are computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Share's maximum offering price (as of the date hereof, 4.5%) (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of CGOF and CBF will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses of the Group allocated to that Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing such a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of CGOF's and CBF's Shares and to the relative risks associated with the investment objectives and policies of those Funds.

        For the seven-day period ended September 30, 1996, the current yields for CGSMMF and CTEMMF were 4.55% and 2.99%, respectively, and their effective yields were 4.65% and 3.03%, respectively. The current (average annualized) yield of CGSMMF and CTEMMF for any seven-day period is calculated by dividing the average daily net income per Share earned by that Fund during the seven-day calendar period by such Fund's average price per Share over the same period and annualizing this quotient on a 365 day basis. For purposes of this calculation, the daily net income reflects dividends declared on the original Share and dividends declared on any Shares purchased with dividends on that Share. Capital changes that are excluded from the calculation are realized gains and losses from the sale of securities as well as unrealized appreciation and depreciation with respect to the Fund's portfolio.

        The effective or compounded yield of CGSMMF and CTEMMF for any seven-day period is computed by adding the number one to the daily net income per Share earned by such Fund during the seven-day calendar period, raising the sum to a power equal to 365 divided by seven, and subtracting the number one from the result.

        For the seven-day period ended September 30, 1996, the tax equivalent yield and the tax equivalent effective yield for CTEMMF were 4.95% and 5.02%, respectively. CTEMMF's tax-equivalent yield is computed by dividing that portion of CTEMMF's yield which is tax-exempt by 1 minus the stated income tax rate and adding the result to that portion, if any, of CTEMMF's yield that is not tax-exempt. CTEMMF's tax-equivalent effective yield is computed by dividing that portion of the effective yield which is tax-exempt by 1 minus the stated income tax rate and adding to that result the portion, if any, of CTEMMF's effective yield that is not tax-exempt.

Calculation of Total Return

        For the one year, five year and ten year periods ended September 30, 1996, and the respective periods from commencement of operations to September 30, 1996, the average annual returns and cumulative total returns for TCF, CGOF, CBF and CAGF were as follows:

                              Average Annual                                          Cumulative
                              --------------                                          ----------
                                                        Since                                                 Since
   Fund          1 Year      5 Year      10 Year      Inception      1 Year       5 Year       10 Year      Inception
   ----          ------      ------      -------      ---------      ------       ------       -------      ---------
TCF(1)           12.68%       10.48%       10.85%       15.05%       12.68%       64.60%       180.20%       1800.60%

CGOF(2)           1.21%        5.10%        7.05%        7.15%        1.21%       28.29%        97.72%        108.78%

CBF(3)            5.32%         --           --          8.20%        5.32%        --            --            29.43%

CAGF(3)          -5.56%         --           --          4.95%       -5.56%        --            --            17.11%

CGSMMF(4)         4.70%        3.73%        4.83%        7.49%        4.70%       16.08%        68.07%        218.95%

CTEMMF(5)         2.66%        2.36%        3.51%        3.82%        2.66%       12.38%        41.18%         63.25%

----------
(1)     Commenced operations May 30, 1975.
(2)     Commenced operations February 3, 1986.
(3)     Commenced operations June 23, 1993.
(4)     Commenced operations September 11, 1980.
(5)     Commenced operations September 7, 1983.

        Each quotation of average annual total return will be computed by finding the average annual compounded rate of return over that period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                               P(T + 1)(n) = ERV

        Where: P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the period at the end of the period for which average annual total return is being calculated assuming a complete redemption. The calculation of average annual total return assumes the deduction of the maximum sales charge from the initial investment of $1,000, assumes the reinvestment of all dividends and distributions at the price stated in the then effective Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts assuming such Fund's average account size. Cumulative return is computed by using average annual total return, as calculated above, for each year of the relevant period to determine the total return on a hypothetical initial investment of $1,000 over such period.

        In addition, as described in their respective Prospectuses, from time to time CGOF and CBF may include in their sales literature and shareholder reports a quote of a current "distribution" rate. For the 12-month period ended September 30, 1996, CGOF's and CBF's distribution rates were 6.98% and 3.36%, respectively. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such changed policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and net equalization credits and is calculated over a different period of time.

        At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that any historical results will continue. Investors in the Funds are specifically advised that Share prices of TCF, CGOF, CBF and CAGF expressed as the net asset values per share, will vary just as yields and total return will vary.

Performance Comparisons

        Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., Lehman Brothers, The Frank Russell Group, and, Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and CDA Investment Technologies, Inc. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall

Street Journal, The New York Times, The Columbus Dispatch, Business Week, U.S.A. Today and Consumer Reports. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

THE CARDINAL GROUP
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
  The Cardinal Group:

We have audited the accompanying statements of assets and liabilities of The Cardinal Group -- Cardinal Government Securities Money Market Fund, Cardinal Tax Exempt Money Market Fund, The Cardinal Fund, Cardinal Aggressive Growth Fund, Cardinal Balanced Fund, and Cardinal Government Obligations Fund, including the statements of investments, as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of The Cardinal Group's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1996, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Cardinal Group at September 30, 1996, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
November 15, 1996

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE
DATA)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                                                      CARDINAL
                                                                     GOVERNMENT      CARDINAL
                                                                     SECURITIES     TAX EXEMPT
                                                                    MONEY MARKET   MONEY MARKET
                                                                        FUND           FUND
                                                                    ------------   ------------
ASSETS:
Investments in securities at amortized cost.......................    $497,155       $ 60,084
Cash..............................................................         143              7
Interest receivable...............................................       3,239            261
Receivable for investment securities sold.........................           0          1,600
Receivable for Fund shares sold...................................           0              1
Other assets (note 5).............................................         312             52
Deferred organizational cost......................................         160             27
                                                                      --------       --------
            Total assets..........................................     501,009         62,032
                                                                      --------       --------
LIABILITIES:
Payable for investment securities purchased.......................      20,000          1,700
Payable for Fund shares redeemed..................................       2,750            348
Payable for shareholder distributions.............................          17              7
Accrued investment management, accounting and transfer agent fees
  (note 4)........................................................         285             36
Other accrued expenses............................................          82             26
                                                                      --------       --------
            Total liabilities.....................................      23,134          2,117
                                                                      --------       --------
Commitments and contingencies (note 5)

NET ASSETS:
Paid in capital...................................................     477,875         59,915
Accumulated net realized loss on investments......................        (312)             0
Undistributed net investment income...............................         312              0
                                                                      --------       --------
            Total net assets......................................    $477,875       $ 59,915
                                                                      ========       ========
Outstanding shares of beneficial interest.........................     477,875         59,915
                                                                      ========       ========
NET ASSET VALUE PER SHARE.........................................       $1.00          $1.00
                                                                      ========       ========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE
DATA)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                                                CARDINAL                    CARDINAL
                                                               AGGRESSIVE     CARDINAL     GOVERNMENT
                                              THE CARDINAL       GROWTH       BALANCED     OBLIGATIONS
                                                  FUND            FUND          FUND          FUND
                                              ------------     ----------     --------     ----------
ASSETS:
Investments in securities, at value (cost
  $170,743, $8,728, $12,708, and $141,941)..    $228,493         $9,685       $14,181       $142,240
Cash........................................          45             49            99             71
Dividends and interest receivable...........         602              3            79            910
Receivable for investment securities sold...       2,782              0             0              0
Receivable for Fund shares sold.............         140             41            16             71
Other assets (note 5).......................         110              6             5            109
Deferred organizational cost................          62             19            20             38
                                                --------         ------       -------       --------
          Total assets......................     232,234          9,803        14,400        143,439
                                                --------         ------       -------       --------
LIABILITIES:
Payable for investment securities
  purchased.................................       2,056              0             0          9,327
Payable for Fund shares redeemed............         543             40            17            342
Payable for shareholder distributions.......           0              0             0            355
Accrued investment management, accounting
  and transfer agent fees (note 4)..........         129             10            11             76
Call options written, at market.............         408             57             0              0
Other accrued expenses......................          56             27            27             41
                                                --------         ------       -------       --------
          Total liabilities.................       3,192            134            55         10,141
                                                --------         ------       -------       --------
Commitments and contingencies (note 5)
NET ASSETS:
Paid in capital.............................     151,520          8,852        12,109        154,038
Accumulated net realized gain (loss) on
  investments...............................      19,716              0           763        (21,038)
Undistributed net investment loss...........           0           (132)            0              0
Unrealized gain on investments..............      57,806            949         1,473            298
                                                --------         ------       -------       --------
          Total net assets..................    $229,042         $9,669       $14,345       $133,298
                                                ========         ======       =======       ========
Outstanding shares of beneficial interest...      17,438            855         1,210         16,557
                                                ========         ======       =======       ========
NET ASSET VALUE PER SHARE...................      $13.13         $11.31        $11.86          $8.05
                                              ============       ======     =========    ============

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1996

                                                            CARDINAL
                                                           GOVERNMENT               CARDINAL
                                                           SECURITIES              TAX EXEMPT
                                                          MONEY MARKET            MONEY MARKET
                                                              FUND                    FUND
                                                      ---------------------     -----------------
INVESTMENT INCOME:
Interest............................................         $26,454                 $ 2,389
                                                         -----------                --------
EXPENSES:
Investment management fees (note 4).................           2,408                     338
Transfer agent fees and expenses (note 4)...........             993                      75
Accounting fees (note 4)............................              67                      18
                                                         -----------                --------
          Total affiliated expenses.................           3,468                     431
                                                         -----------                --------
Custodian fees......................................              35                      15
Professional fees...................................              75                      46
Reports to shareholders.............................             103                      30
Trustees' fees......................................              31                      10
Registration fees...................................              45                      31
Other expenses......................................             107                      23
Amortization of deferred organizational cost (note
  2)................................................              14                       2
                                                         -----------                --------
          Total non-affiliated expenses.............             410                     157
                                                         -----------                --------
          Total expenses............................           3,878                     588
                                                         -----------                --------
          Net increase in net assets from
            operations..............................         $22,576                 $ 1,801
                                                         ===========                 =======

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1996

                                                                CARDINAL                    CARDINAL
                                                               AGGRESSIVE     CARDINAL     GOVERNMENT
                                              THE CARDINAL       GROWTH       BALANCED     OBLIGATIONS
                                                  FUND            FUND          FUND          FUND
                                              ------------     ----------     --------     ----------
INVESTMENT INCOME:
Dividends...................................     $ 5,467         $   23        $  316        $     0
Interest....................................         621             19           437         11,713
                                                 -------          -----        ------        -------
          Total income......................       6,088             42           753         11,713
                                                 -------          -----        ------        -------
EXPENSES:
Investment management fees (note 4).........       1,248             74           109            716
Shareholder service fees (note 4)...........         227             22            33            138
Transfer agent fees and expenses (note 4)...         223             25            23            152
Accounting fees (note 4)....................          18              3             5             39
Expenses voluntarily waived (note 4)........        (227)           (22)          (33)          (138)
                                                 -------          -----        ------        -------
          Total affiliated expenses.........       1,489            102           137            907
                                                 -------          -----        ------        -------
Custodian fees..............................          26              7            11             45
Professional fees...........................          64             27            28             55
Reports to shareholders.....................          48             25            22             35
Trustees' fees..............................          17              4             4             13
Registration fees...........................          22             15            17             24
Other expenses..............................          47              4            10             35
Amortization of deferred organizational cost
  (note 2)..................................           5             10             9              3
                                                 -------          -----        ------        -------
          Total non-affiliated expenses.....         229             92           101            210
                                                 -------          -----        ------        -------
          Total expenses....................       1,718            194           238          1,117
                                                 -------          -----        ------        -------
          Net investment income (loss)......       4,370           (152)          515         10,596
                                                 -------          -----        ------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) from security
  transactions..............................      35,032             77           856         (1,240)
Increase (decrease) in unrealized gain on
  investments...............................      (1,098)           (63)           47           (826)
                                                 -------          -----        ------        -------
          Net realized gain (loss) and
            increase in unrealized gain
            (loss) on investments...........      33,934             14           903         (2,066)
                                                 -------          -----        ------        -------
          Net increase (decrease) in net
            assets from operations..........     $38,304          $(138)       $1,418       $  8,530
                                                 =======          =====        ======       ========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                         CARDINAL
                                                        GOVERNMENT                   CARDINAL
                                                        SECURITIES                  TAX EXEMPT
                                                       MONEY MARKET                MONEY MARKET
                                                           FUND                        FUND
                                                --------------------------     ---------------------
                                                   1996            1995          1996         1995
                                                -----------     ----------     --------     --------
FROM OPERATIONS:
Net investment income.........................  $    22,576     $   20,010     $  1,801     $  2,043
                                                -----------     ----------     --------     --------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders...........      (22,576)       (20,010)      (1,801)      (2,043)
                                                -----------     ----------     --------     --------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of fund shares.............    1,272,767      1,052,266      159,477      154,643
Reinvestment of distributions to
  shareholders................................       22,143         19,567        1,700        1,917
Cost of fund shares redeemed..................   (1,262,409)      (993,975)    (166,042)    (172,311)
                                                -----------     ----------     --------     --------
     Increase (decrease) in net assets from
       capital share transactions.............       32,501         77,858       (4,865)     (15,751)
                                                -----------     ----------     --------     --------
     Net increase (decrease) in net assets....       32,501         77,858       (4,865)     (15,751)
NET ASSETS -- beginning of period.............      445,374        367,516       64,780       80,531
                                                -----------     ----------     --------     --------
NET ASSETS -- end of period...................  $   477,875     $  445,374     $ 59,915     $ 64,780
                                                ============    ==========     =========    =========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                                                 CARDINAL AGGRESSIVE
                                                         THE CARDINAL FUND           GROWTH FUND
                                                       ---------------------     -------------------
                                                         1996         1995        1996        1995
                                                       --------     --------     -------     -------
FROM OPERATIONS:
Net investment income (loss).........................  $  4,370     $  6,723     $  (152)    $   (86)
Net realized gain from security transactions.........    35,032       17,719          77         999
Increase (decrease) in unrealized gain on
  investments........................................    (1,098)       8,122         (63)      1,158
                                                       --------     --------     -------     -------
  Net increase (decrease) in net assets from
     operations......................................    38,304       32,564        (138)      2,071
                                                       --------     --------     -------     -------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions of net investment income...............    (4,551)      (6,566)          0           0
Distribution of net realized gains from security
  transactions.......................................   (34,597)     (15,750)       (766)          0
                                                       --------     --------     -------     -------
  Total distributions to shareholders................   (39,148)     (22,316)       (766)          0
                                                       --------     --------     -------     -------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of fund shares....................     8,454        8,266       2,503       1,809
Reinvestment of distributions to shareholders........    36,392       20,894         743           0
Cost of fund shares redeemed.........................   (41,141)     (59,809)     (3,107)     (2,906)
                                                       --------     --------     -------     -------
  Increase (decrease) in net assets from capital
     share transactions..............................     3,705      (30,649)        139      (1,097)
                                                       --------     --------     -------     -------
  Net increase (decrease) in net assets..............     2,861      (20,401)       (765)        974
NET ASSETS -- beginning of period....................   226,181      246,582      10,434       9,460
                                                       --------     --------     -------     -------
NET ASSETS -- end of period..........................  $229,042     $226,181     $ 9,669     $10,434
                                                       =========    =========    ========    ========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                           CARDINAL             CARDINAL GOVERNMENT
                                                         BALANCED FUND           OBLIGATIONS FUND
                                                     ---------------------     ---------------------
                                                       1996         1995         1996         1995
                                                     --------     --------     --------     --------
FROM OPERATIONS:
Net investment income..............................  $    515     $    441     $ 10,596     $ 12,473
Net realized gain (loss) from security
  transactions.....................................       856          307       (1,240)      (4,514)
Increase (decrease) in unrealized gain on
  investments......................................        47        1,810         (826)       8,934
                                                     --------     --------     --------     --------
  Net increase in net assets from operations.......     1,418        2,558        8,530       16,893
                                                     --------     --------     --------     --------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions of net investment income.............      (519)        (453)     (10,496)     (12,572)
Tax return of capital distribution.................         0            0         (214)           0
Distribution of net realized gains from security
  transactions.....................................      (483)         (49)           0            0
                                                     --------     --------     --------     --------
  Total distributions to shareholders..............    (1,002)        (502)     (10,710)     (12,572)
                                                     --------     --------     --------     --------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of fund shares..................     2,334        1,485        5,062        5,355
Reinvestment of distributions to shareholders......       927          458        6,056        7,272
Cost of fund shares redeemed.......................    (3,867)      (3,437)     (27,351)     (34,766)
                                                     --------     --------     --------     --------
  Decrease in net assets from capital share
     transactions..................................      (606)      (1,494)     (16,233)     (22,139)
                                                     --------     --------     --------     --------
  Net increase (decrease) in net assets............      (190)         562      (18,413)     (17,818)
NET ASSETS -- beginning of period..................    14,535       13,973      151,711      169,529
                                                     --------     --------     --------     --------
NET ASSETS -- end of period........................  $ 14,345     $ 14,535     $133,298     $151,711
                                                     =========    =========    =========    =========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (AMOUNTS IN THOUSANDS) --

CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                                           AMORTIZED
                               MATURITY        FACE          COST
                                 DATE         AMOUNT       (NOTE 2)
                               ---------     ---------     ---------
U.S. TREASURY OBLIGATIONS 6.21%
  U.S. Treasury Bills.........  12/19/96     $  30,000     $ 29,655
                                                           ---------
  TOTAL U.S. TREASURY
    OBLIGATIONS...............                               29,655
                                                           ---------
U.S. GOVERNMENT-SPONSORED ENTERPRISES AND FEDERAL AGENCY OBLIGATIONS
  56.50%
  Federal Farm Credit Bank
    Note, 5.41%...............  10-01-96        15,000       15,000
  Federal Farm Credit Bank
    Note, 5.45%...............  11-01-96        30,000       30,000
  Federal Farm Credit Bank
    Note, 5.34%...............  12-02-96        25,000       25,000
  Federal Farm Credit Bank
    Note, 5.56%...............   1-02-97        10,000       10,000
  Federal Farm Credit Bank
    Note, 5.33%...............   1-02-97        20,000       20,000
  Federal Home Loan Bank Bank
    Note, 5.83%...............   9-04-97         5,000        5,000
  Student Loan Marketing
    Association Note, 5.44%...  10-10-96        25,000       25,000
  Student Loan Marketing
    Association Note, 5.43%...  11-14-96        30,000       30,000
  Student Loan Marketing
    Association Note, 5.38%...  12-12-96        30,000       30,000
  Student Loan Marketing
    Association Note, 5.38%...   1-09-97        25,000       25,000
  Student Loan Marketing
    Association Note, 5.46%...   2-13-97        30,000       30,000
  Student Loan Marketing
    Association Note, 5.41%...   3-13-97        25,000       25,000
                                                           ---------
  TOTAL U.S. GOVERNMENT-
    SPONSORED ENTERPRISES AND
    FEDERAL AGENCY
    OBLIGATIONS...............                              270,000
                                                           ---------

                                                           AMORTIZED
                               MATURITY        FACE          COST
                                 DATE         AMOUNT       (NOTE 2)
                               ---------     ---------     ---------
REPURCHASE AGREEMENTS 41.33%
  Daiwa Securities America
    Inc., 5.75%
    (collateralized by
    $35,768,000 U.S. Treasury
    Note, 8.00%, 8-15-99,
    value--$37,740,641).......  10-01-96     $  37,000     $ 37,000
  Fifth Third Bank, 5.65%
    (collateralized by
    $4,455,000 Government
    National Mortgage
    Association, 8.50%,
    5-15-10, value--
    $4,635,984)...............  10-01-96         4,500        4,500
  Merrill Lynch Government
    Securities Inc., 5.42%
    (collateralized by
    $69,363,977 Federal Agency
    Obligations, 0.00% through
    7.00%,
    9-01-13 through 9-01-26,
    value--$35,701,199).......  10-01-96        35,000       35,000
  The Nikko Securities Co.
    International, Inc., 5.75%
    (collateralized by
    $43,833,744 Federal Agency
    Obligations, 6.50%, 1-1-26
    through 8-1-26, value--
    $40,981,637)..............  10-01-96        40,000       40,000
  Paine Webber Inc., 5.27%
    (collateralized by
    $82,295,000 Federal Agency
    Obligations, 0.00%,
    8-01-26,
    value--$41,820,724).......  10-04-96        41,000       41,000
  Smith Barney Shearson, 5.32%
    (collateralized by Federal
    Agency Obligations, 6.00%
    through 7.50%, 3-25-20
    through 2-15-24, value--
    $40,800,000)..............  10-03-96        40,000       40,000
                                                           ---------
  TOTAL REPURCHASE
    AGREEMENTS................                              197,500
                                                           ---------
  TOTAL INVESTMENTS AT
    AMORTIZED COST 104.04%....                             $497,155
                                                           ==========

Percentages indicated are based on net assets.
Cost also represents cost for Federal income tax purposes.

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (AMOUNTS IN THOUSANDS) --

CARDINAL TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                                                                               FINAL                 AMORTIZED
                                                                                    2A-7*     MATURITY     FACE        COST
                                                                                   MATURITY     DATE      AMOUNT     (NOTE 2)
                                                                                   --------   --------   ---------   ---------
VARIABLE RATE DEMAND MUNICIPAL SECURITIES 95.22%
  Alaska IDR Authority, Providence Medical, currently 3.70%, LOC by Krediet Bank
    N.V..........................................................................  11-01-96    6-01-10    $ 2,130     $ 2,130
  Albuquerque, New Mexico Hospital Revenue, currently 3.80%......................  10-03-96    5-15-22      2,500       2,500
  Ashtabula County, Ohio, Brighton Manor Project, currently 4.05%, LOC by Bank
    One Columbus, N.A............................................................  10-02-96   12-01-16      2,400       2,400
  Clackamas County, Oregon, Kaiser Permanente, currently 3.40%...................   4-01-97    4-01-14      2,175       2,175
  Clackamas County, Oregon, Kaiser Permanente, currently 3.65%...................   4-01-97    4-01-14        700         700
  Connecticut Development, Light & Power Co., currently 3.90%, LOC by Deutsche
    Bank A.G., Bonn..............................................................  10-02-96    9-01-28      3,400       3,400
  Cornell Township, Michigan, Economic Development, IRB, currently 3.60%.........   1-08-97    3-01-15      3,100       3,100
  Erie County, Ohio, Brighton Manor Project, currently 4.05%, LOC by Bank One
    Columbus, N.A................................................................  10-02-96   11-01-16        600         600
  Grand Prairie, Texas Housing Finance Authority, currently 3.85%, Guaranteed by
    General Electric Capital Corp................................................  10-02-96    6-01-10      1,800       1,800
  Greater Texas Student Loan Corporation, currently 4.05%, LOC by SLMA...........   9-01-97    9-01-02      2,300       2,300
  Hockley County, Texas PCRB, currently 3.75%....................................   3-01-97    3-01-14      1,750       1,750
  Indiana Secondary Education Loans, currently 3.90%.............................  10-02-96   12-01-14      1,000       1,000
  Jackson County, Mississippi, Water Systems, currently 3.70%....................   2-03-97   11-01-24      1,000       1,000
  Kentucky Development Financial Authority, currently 3.80%......................  10-03-96   12-01-15        900         900
  Lisle, Illinois, Multifamily Revenue, currently 3.80%, LOC by Credit Suisse....  10-02-96   12-15-25      2,500       2,500
  Livermore, California, Multifamily Revenue, currently 3.70%....................  10-02-96    8-01-18      1,000       1,000
  Louisiana Public Facility Authority, currently 3.80%, Guaranteed by General
    Electric Capital Corp........................................................  10-02-96   10-01-22      2,000       2,000
  Marion County, West Virginia Waste Disposal, RB, currently 4.00%, LOC by
    National Westminster.........................................................  10-02-96   10-01-17      1,000       1,000
  Muldrow Oklahoma Public Works Authority, IRB, currently 4.00%, LOC by Rabobank
    Nederland....................................................................  10-01-96    2-01-15      3,000       3,000
  Ohio Higher Education, RB, currently 3.80%, LOC by Bank One Columbus, N.A......  10-03-96   12-01-06      1,200       1,200
  Pennsylvania State Higher Education, RB, currently 3.80%, LOC by SLMA..........  10-01-96    7-01-18      1,500       1,500
  Platte County, Wyoming PCR, currently 4.10%....................................  10-01-96    7-01-14      1,000       1,000
  Port Anacortes, Washington, IRB, currently 3.40%...............................  10-08-96    6-15-19      2,000       2,000
  Sandusky County, Ohio, Brighton Manor Project, IDR, currently 4.05%, LOC by
    Bank One Columbus, N.A.......................................................  10-02-96   12-01-16        500         500
  Springfield, Illinois, Second and Adams Project, IRB, currently 3.85%, LOC by
    First of America Bank -- Illinois............................................  10-01-96   12-01-15      1,140       1,140
  Texas State, Veterans Housing Assistance, currently 3.80%......................  10-02-96   12-01-16      3,000       3,000
  Utah City, Utah Environmental, USX Corp. Project, IDR, currently 3.65%.........   4-01-97   11-01-17      1,000       1,000
  Utah State Board of Regents Student Loans, currently 3.90%, LOC by Barclay's
    Bank PLC., Guaranteed by AMBAC...............................................  10-01-96   11-01-31      1,500       1,500
  Washington State Housing Financial Commission, VRN, currently 3.75%, LOC by
    Harris Trust & Savings Bank..................................................  10-01-96    1-01-10      4,000       4,000
  York County, South Carolina PCRB, currently 3.80%..............................   3-15-97    9-15-14      1,955       1,955
  York County, South Carolina Saluda PCRB, currently 3.65%.......................   2-15-97    8-15-14      1,000       1,000
  York County, South Carolina Saluda PCRB, currently 3.65%.......................   2-15-97    8-15-14      2,000       2,000
                                                                                                                     ---------
  TOTAL VARIABLE RATE DEMAND MUNICIPAL SECURITIES................................                                      57,050
                                                                                                                     ---------
REGULATED INVESTMENT COMPANIES 5.06%
  Federated Tax-Free Trust, currently 3.37%......................................  10-07-96         --                  3,034
                                                                                                                     ---------
  TOTAL REGULATED INVESTMENT COMPANIES...........................................                                       3,034
                                                                                                                     ---------
  TOTAL INVESTMENTS AT AMORTIZED COST 100.28%....................................                                     $60,084
                                                                                                                     ==========

IDR -- Industrial Development Revenue Bonds

IRB -- Industrial Revenue Bonds
PCRB -- Pollution Control Revenue Bonds
RB -- Revenue Bonds
LOC -- Irrevocable Letter of Credit
 * Rule 2a-7, of the Investment Company Act of 1940, defines maturity as the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
Percentages indicated are based on net assets.
Cost also represents cost for Federal income tax purposes.
See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS) --

THE CARDINAL FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK 97.47%
ADVANCED MEDICAL DEVICES .43%
  Biomet, Inc.*....................      60,000     $    982
                                                    --------
BANKS, MONEY CENTERS .48%
  Citicorp.........................      12,000        1,088
                                                    --------
BEVERAGES 3.66%
  Anheuser Busch Cos, Inc..........      50,000        1,881
  Coca-Cola Co. ...................     100,000        5,087
  PepsiCo Inc......................      50,000        1,413
                                                    --------
                                                       8,381
                                                    --------
CENTRAL STATES BANKS 6.80%
  Banc One Corp....................     100,000        4,100
  Charter One Financial, Inc.......     105,000        4,200
  Huntington Bancshares, Inc.......     125,000        2,875
  KeyCorp..........................     100,000        4,400
                                                    --------
                                                      15,575
                                                    --------
COMMODITY CHEMICALS 3.23%
  Arco Chemical Co.*...............      40,000        2,000
  Dow Chemical Co..................      50,000        4,013
  du Pont (EI) deNemours...........      15,700        1,386
                                                    --------
                                                       7,399
                                                    --------
COMMUNICATIONS 2.80%
  Cisco Systems*...................      25,000        1,552
  DSC Communications*..............     100,000        2,500
  Tellabs, Inc.*...................      15,000        1,059
  U.S. Robotics Corp.*.............      20,000        1,293
                                                    --------
                                                       6,404
                                                    --------
COMPUTERS 5.03%
  Compaq Computer Corp.*...........      70,000        4,489
  Gateway 2000*....................      57,000        2,729
  Hewlett Packard Co...............      40,000        1,950
  Micron Technology, Inc...........      10,000          305
  Tektronix, Inc...................      50,000        2,043
                                                    --------
                                                      11,516
                                                    --------

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
CONGLOMERATES 5.51%
  Johnson Controls, Inc............      50,000     $  3,750
  Tenneco, Inc.....................      50,000        2,506
  Textron, Inc.....................      75,000        6,375
                                                    --------
                                                      12,631
                                                    --------
CONSUMER SERVICES .40%
  Service Corp. Int'l..............      30,000          908
                                                    --------
COSMETICS/PERSONAL CARE .79%
  Gillette Co......................      25,000        1,803
                                                    --------
DIVERSIFIED FINANCIAL SERVICES 1.26%
  Beneficial Corp..................      50,000        2,875
                                                    --------
DIVERSIFIED INDUSTRIALS 2.93%
  Minnesota Mining &
    Manufacturing Co...............      70,000        4,891
  Potash Corp......................      25,000        1,828
                                                    --------
                                                       6,719
                                                    --------
DIVERSIFIED TECHNOLOGY 1.81%
  Texas Instruments, Inc...........      75,000        4,134
                                                    --------
ELECTRICAL COMPONENTS 6.17%
  ABB AB...........................      20,000        2,100
  General Electric Co..............     120,400       10,956
  Kent Electronics*................      50,000        1,081
                                                    --------
                                                      14,137
                                                    --------
ELECTRIC UTILITIES .76%
  Western Resources................      60,000        1,747
                                                    --------
ENTERTAINMENT .69%
  Disney (Walt) Co.................      25,000        1,584
                                                    --------
FOREST PRODUCTS .57%
  Williamette Industries Inc.......      20,000        1,310
                                                    --------
GAS .89%
  Williams Cos Inc.................      40,000        2,040
                                                    --------

---------------

*Non-income producing

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
THE CARDINAL FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
HEALTH CARE PRODUCTS 5.64%
  Columbia/HCA Healthcare Corp.....      40,000     $  2,275
  Johnson & Johnson................      80,000        4,100
  Medtronic, Inc...................      35,000        2,244
  Procter & Gamble, Co.............      35,000        3,413
  Tenet Healthcare Corp.*..........      40,000          890
                                                    --------
                                                      12,922
                                                    --------
HOUSEHOLD PRODUCTS (NON-DURABLE) .58%
  Kimberly-Clark Corp..............      15,000        1,322
                                                    --------
INDUSTRIAL/COMMERCIAL SERVICES .52%
  U.S. Filter Corp.*...............      35,000        1,194
                                                    --------
INSURANCE 6.48%
  American International Group.....      30,000        3,022
  Marsh & McLennan Cos Inc.........      45,000        4,371
  Cincinnati Financial Corp........     130,000        7,443
                                                    --------
                                                      14,836
                                                    --------
INTEGRATED OILS 9.45%
  Mobil Corp.......................      58,000        6,714
  Royal Dutch Petroleum Co.........      45,000        7,026
  Texaco, Inc......................      86,000        7,912
                                                    --------
                                                      21,652
                                                    --------
MEDICAL SUPPLIES .50%
  Boston Scientific Corp.*.........      20,000        1,150
                                                    --------
OILFIELD EQUIPMENT .74%
  Schlumberger, Ltd................      20,000        1,690
                                                    --------
OTHER NONFERROUS METALS 1.65%
  Alcoa............................      30,000        1,770
  Worthington Industries, Inc......     100,000        2,000
                                                    --------
                                                       3,770
                                                    --------
PAPER PRODUCTS 1.41%
  Boise Cascade Corp...............      45,000        1,530
  International Paper Co...........      40,000        1,700
                                                    --------
                                                       3,230
                                                    --------
                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
PHARMACEUTICALS 5.61%
  American Home Products Corp......      80,000     $  5,100
  Merck & Co., Inc.................      50,000        3,519
  Mylan Laboratories, Inc..........      85,000        1,456
  Pfizer, Inc......................      35,000        2,769
                                                    --------
                                                      12,844
                                                    --------
PUBLISHING-MEDIA 2.97%
  Dun and Bradstreet Corp..........      30,000        1,789
  Gannett Co., Inc.................      30,000        2,111
  New York Times Co.
    (Class A)......................      40,000        1,350
  Tribune Co.......................      20,000        1,560
                                                    --------
                                                       6,810
                                                    --------
RESTAURANTS .62%
  McDonald's Corp..................      30,000        1,421
                                                    --------
SEMICONDUCTOR & RELATED 6.09%
  Applied Materials, Inc...........      40,000        1,105
  Atmel Corp.*.....................      90,000        2,779
  Intel Corp.......................      65,000        6,203
  Motorola, Inc....................      75,000        3,872
                                                    --------
                                                      13,959
                                                    --------
SOFTWARE & PROCESSING 3.26%
  Microsoft Inc.*..................      40,000        5,275
  Novell, Inc.*....................     200,000        2,200
                                                    --------
                                                       7,475
                                                    --------
SPECIALTY/RETAILERS 1.35%
  Limited, Inc.....................     108,780        2,080
  Lowes Cos, Inc...................      25,000        1,022
                                                    --------
                                                       3,102
                                                    --------
TELEPHONE SERVICES 3.84%
  Cellular Technical Services,
    Inc.*..........................      25,000          494
  GTE Corp.........................     100,000        3,850
  Lucent Technologies, Inc.........      40,000        1,835
  Sprint Corp......................      40,000        1,555
  Worldcom, Inc.*..................      50,000        1,069
                                                    --------
                                                       8,803
                                                    --------

---------------

*Non-income producing

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
THE CARDINAL FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
TOBACCO 2.55%
  Philip Morris Cos, Inc...........      65,000     $  5,834
                                                    --------
  TOTAL COMMON STOCK
    (COST $165,417,440)............                  223,247
                                                    --------
INDEX OPTIONS .23%
  Morgan Stanley Hi-Tech Dec 350
    Puts, 300 contracts............                      536
                                                    --------
    TOTAL INDEX OPTIONS
      (COST $572,151)..............                      536
                                                    --------
REPURCHASE AGREEMENTS .35%
  Fifth Third Bank 5.65%, due
    10-01-96 (collateralized by
    $818,000 Federal Home Loan Mtg.
    Corp., 7.50%, 5-11-11, market
    value-$824,135)................     800,000          800
                                                    --------
    TOTAL REPURCHASE AGREEMENTS
      (COST $800,000)..............                      800
                                                    --------
U.S. TREASURY OBLIGATIONS 1.71%
  U.S. Treasury Bill 5.14%, due
    12-19-96+......................   2,500,000        2,442
  U.S. Treasury Bill 4.86%, due
    12-19-96+......................   1,500,000        1,468
                                                    --------
    TOTAL U.S. TREASURY
      OBLIGATIONS
      (COST $3,953,303)............                    3,910
                                                    --------
    TOTAL INVESTMENTS
      (COST $170,742,894)(A)
      99.76%.......................                 $228,493
                                                    =========

                                                     MARKET
                                     CONTRACTS       VALUE
                                     ---------      --------
OPTIONS WRITTEN
Morgan Stanley Hi-Tech Index, Dec.
  380 calls.......................      300         $    278
U.S. Robotics Corp. Oct. 60
  calls...........................      200              130
                                                    --------
    TOTAL OPTIONS WRITTEN
      (PREMIUM RECEIVED
      $462,665)(A)................                  $    408
                                                    =========

    Percentages indicated are based on net assets.

  + Security is segregated as collateral for call options written.

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation (including unrealized appreciation on
          options written).................................................    $    60,485
        Unrealized depreciation............................................         (2,679)
                                                                               -----------
        Net unrealized appreciation........................................    $    57,806
                                                                               ===========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS) --

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                         FACE/       MARKET
                                         SHARES      VALUE
                                         ------      ------
COMMON STOCK 100.17%
APPAREL RETAILERS 3.43%
  AnnTaylor Stores*...................    7,500      $  127
  Men's Warehouse, Inc.*..............    4,000         100
  Saks Holdings, Inc.*................    3,000         105
                                                     ------
                                                     $  332
                                                     ------
COMMUNICATIONS 21.28%
  Arch Communications Group, Inc.*....   10,000         137
  Ascend Communications, Inc..........    1,500          99
  BroadBand Technologies, Inc.*.......   10,000         205
  DSC Communications Corp.*...........    8,000         200
  FORE Systems, Inc.*.................    2,000          83
  MFS Communications, Inc.*...........    9,000         392
  Motorola, Inc.......................    5,000         258
  Tellabs, Inc.*......................    6,000         424
  U.S. Robotics Corp*.................    4,000         259
                                                     ------
                                                      2,057
                                                     ------
COMPUTERS & INFORMATION 12.16%
  Compaq Computer Corp.*..............    5,000         321
  EMC Corp.*..........................   11,000         249
  Gateway 2000, Inc.*.................    5,000         239
  Hewlett-Packard Co..................    3,000         146
  Silicon Graphics, Inc.*.............   10,000         221
                                                     ------
                                                      1,176
                                                     ------
CONSUMER SERVICES 2.60%
  Cort Business Services Corp.*.......    5,000         102
  H&R Block, Inc......................    5,000         149
                                                     ------
                                                        251
                                                     ------
DIVERSIFIED TECHNOLOGY 7.79%
  GenRad, Inc.*.......................   15,000         249
  KLA Instrument Corp.*...............    3,000          68
  Lecroy Corp.*.......................    5,000         130
  Photon Dynamics, Inc.*..............    7,000          50
  Texas Instruments, Inc..............    3,000         165
  X-Rite, Inc.........................    5,000          91
                                                     ------
                                                        753
                                                     ------

                                         FACE/       MARKET
                                         SHARES      VALUE
                                         ------      ------
COMMON STOCK (CONTINUED)
ELECTRICAL COMPONENTS 2.12%
  Integrated Device Tech.*............   15,000      $  149
  Pioneer Standard Electronics,
    Inc...............................    5,000          56
                                                     ------
                                                        205
                                                     ------
HEALTH CARE PROVIDERS 4.85%
  ARV Assisted Living, Inc.*..........    5,000          73
  Humana, Inc.*.......................    5,000         101
  Maxicare Healthplans, Inc.*.........   10,000         190
  Medaphis Corp.*.....................    7,000         105
                                                     ------
                                                     $  469
                                                     ------
INDUSTRIAL/COMMERCIAL SERVICES 0.81%
  Personnel Group of America, Inc.*...    3,000          78
                                                     ------
MEDIA-PUBLISHING 1.04%
  New York Times Co. (Class A)........    3,000         101
                                                     ------
MEDICAL/BIO TECHNOLOGY 6.30%
  IDEXX Labs, Inc.*...................    2,000          91
  Interneuron Pharmaceuticals,
    Inc.*.............................    2,000          57
  Matrix Pharmaceuticals, Inc.*.......   14,000         112
  Vertex Pharmaceuticals, Inc.*.......    8,000         235
  Vivus, Inc.*........................    3,000         114
                                                     ------
                                                        609
                                                     ------
MEDICAL DEVICES 5.35%
  Biomet, Inc.*.......................   15,000         246
  Dentsply International, Inc.*.......    2,000          89
  Eclipse Surgical Tech.*.............    2,500          30
  Respironics*........................    4,000          97
  Uromed Corp.*.......................    5,000          55
                                                     ------
                                                        517
                                                     ------
PHARMACEUTICALS 5.57%
  Duramed Pharmaceuticals, Inc.*......    3,000          43
  Mylan Labs, Inc.....................   10,000         171
  TEVA Pharmaceutical Industries......    7,000         325
                                                     ------
                                                        539
                                                     ------
RESTAURANTS 0.94%
  Lone Star Steakhouse/Saloon*........    3,000          91
                                                     ------

---------------

* Non-income producing

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                         FACE/       MARKET
                                         SHARES      VALUE
                                         ------      ------
COMMON STOCK (CONTINUED)
SEMICONDUCTOR & RELATED 10.48%
  Analog Devices, Inc.*...............    8,000      $  217
  Atmel Corp.*........................    8,000         247
  Intel Corp..........................    4,000         381
  Lattice Semiconductor Corp.*........    3,000          87
  National Semiconductor Corp.*.......    4,000          81
                                                     ------
                                                      1,013
                                                     ------
  SOFTWARE & PROCESSING 12.23%
  Advent Software, Inc.*..............    3,000          90
  Computer Sciences Corp.*............    4,500         345
  Microsoft Corp.*....................    2,000         264
  Optical Data Systems Inc.*..........   10,000         170
  SpaceTec IMC Corp.*.................   15,000         165
  Sybase, Inc.*.......................   10,000         149
                                                     ------
                                                     $1,183
                                                     ------
TELEPHONE SERVICES/SYSTEMS 3.22%
  AirTouch Communications, Inc.*......    7,000         193
  Pacific Gateway Exchange, Inc.*.....    4,000         118
                                                     ------
                                                        311
                                                     ------
    TOTAL COMMON STOCK
      (COST $8,728,447)...............                9,685
                                                     ------
    TOTAL INVESTMENTS
      (COST $8,728,447)(A) 100.17%....               $9,685
                                                     ======

                                                      MARKET
                                       CONTRACTS      VALUE
                                       ---------      ------
OPTIONS WRITTEN
  U.S. Robotics Corp., Oct. 55
    calls...........................       20          $ 20
  U.S. Robotics Corp., Oct. 60
    calls...........................       20            13
  TEVA Pharmaceutical Industries,
    Oct. 40 calls...................       25            17
  TEVA Pharmaceutical Industries,
    Oct. 45 calls...................       25             7
                                                      ------
    TOTAL OPTIONS WRITTEN
      (PREMIUM RECEIVED
      $49,459)(A)...................                   $ 57
                                                      =======

    Percentages indicated are based on net assets.

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.....................................................................   $     1,867
        Unrealized depreciation (including unrealized depreciation on options written)..............          (918)
                                                                                                       -----------
        Net unrealized appreciation.................................................................   $       949
                                                                                                        ==========

* Non-income producing

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS) --

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
COMMON STOCK 43.24%
  American Express Co...............     8,000      $   369
  American Health Properties,
    Inc.............................    10,000          219
  Arco Chemical Co.**...............     5,000          250
  Banc One Corp.....................     5,000          205
  C-Cor Electronics, Inc.*..........     5,000           81
  Cinergy Corp......................     7,500          232
  Commerce Bancshares, Inc..........     5,512          215
  Consolidated Papers, Inc..........     5,000          260
  Dow Chemical Co...................     4,500          360
  Excel Industries, Inc.............    12,000          204
  Ford Motor Co.....................     4,898          153
  Forest Labs, Inc.*................     3,000          108
  GTE Corp..........................     5,000          193
  ICG Communications, Inc.*.........    12,000          252
  Mellon Bank Corp..................     4,000          237
  Monsanto Co.......................    12,000          438
  Mutual Risk Management Ltd........     6,666          193
  National Semiconductor Co.*.......     7,500          151
  Neogen Corp.*.....................    10,000           80
  Novell, Inc.*.....................    10,000          110
  New York Times Co. (Class A)......     5,000          169
  PNC Bank Corp.....................     5,000          167
  PLD Telekom, Inc.*................    15,000          109
  Progress Software Corp.*..........    10,000          160
  Repap Enterprises, Inc............    25,000           92
  Sequent Computer Systems, Inc.*...    12,500          163
  SIGCORP, Inc......................     6,000          205
  Structural Dynamics Research
    Corp.*..........................     5,000          119
  Tribune Co........................     5,000          390
  Trinova Corp......................     6,000          189
  Universal Foods Corp..............     4,000          130
                                                    -------
    TOTAL COMMON STOCK
      (COST $4,900,057).............                  6,203
                                                    -------
CONVERTIBLE PREFERRED STOCK 5.31%
  AirTouch, (Series C)..............     3,000          143
  Forest Oil Corp.*.................    12,000          122
  Glendale Federal 8.75%, (Series
    E)..............................     4,000          188
  U.S. Surgical Corp., (Series A)...     7,500          310
                                                    -------
    TOTAL CONVERTIBLE PREFERRED
      STOCK (COST $629,135).........                    763
                                                    -------

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
PREFERRED STOCK 7.71%
  American General Capital, 8.45%
    MIP.............................     7,500      $   192
  Chase Manhatten Corp., 8.40%,
    Cumulative......................     7,500          191
  Enron Capital Resources, 9.00%,
    MIP (Series A)..................     6,000          157
  Textron Capital I, 7.92%..........     7,500          181
  Time Warner Capital I, 8.875%.....     7,500          188
  UtiliCorp Capital, 8.875%, MIP....     7,500          197
                                                    -------
    TOTAL PREFERRED STOCK
      (COST $1,097,200).............                  1,106
                                                    -------
CONVERTIBLE CORPORATE BONDS 6.80%
  Ashland Oil, Inc., 6.75%,
    7-01-04.........................   150,000          154
  Big B Inc., 6.50%, 3-15-03........   150,000          205
  Enserch Corp., 6.375%, 4-01-02....   150,000          150
  Gran Care, 6.50%, 1-15-03.........   100,000          105
  Magna Int'l., 5.00%, 10-15-02.....   200,000          213
  Repap Enterprises, Inc., 8.50%,
    8-01-97.........................   150,000          148
                                                    -------
    TOTAL CONVERTIBLE CORPORATE
      BONDS (COST $899,386).........                    975
                                                    -------
U.S. GOVERNMENT AGENCY OBLIGATIONS 9.29%
  GNMA I, 7.00%, 11-15-08...........   233,762          233
  GNMA I, 7.50%, 6-15-23............   257,556          256
  GNMA II, 7.50%, 6-20-23...........   302,106          299
  GNMA II, 8.00%, 7-20-23...........   289,742          293
  GNMA II, 8.00%, 8-20-26...........   249,778          251
                                                    -------
    TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS (COST
      $1,385,180)...................                  1,332
                                                    -------

---------------

* Non-income producing

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                        FACE/       MARKET
                                       SHARES        VALUE
CORPORATE BONDS 18.14%                 -------      -------
  American Airlines (Series 91A)
    10.18%, 1-02-13.................   250,000      $   291
  Consumers Power, 7.50%, 6-01-02...   300,000          305
  Dole Foods, 7.00%, 5-15-03........   200,000          197
  Duquesne Light Co., 6.63%,
    6-15-04.........................   300,000          285
  General Motors Acceptance Corp.,
    7.00%, 9-15-02..................   200,000          200
  Kemper Corp., 6.88%, 9-15-03......   250,000          247
  Limited Inc., 7.50%, 3-15-23......   250,000          218
  Pulte Homes, 7.00%, 12-15-03......   150,000          145
  Tele-Communications, Inc., 7.25%,
    8-01-05.........................   250,000          233
  Time Warner Entertainment Co.,
    7.25%, 9-01-08..................   250,000          235
  U.S. West Capital Funding Corp.,
    6.31%, 11-01-05.................   250,000          246
                                                    -------
    TOTAL CORPORATE BONDS
      (COST $2,596,985).............                  2,602
                                                    -------

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
COMMERCIAL PAPER 4.88%
  General Electric Capital Corp.,
    5.28%, 10-02-96.................   700,000      $   700
                                                    -------
    TOTAL COMMERCIAL PAPER
      (COST $700,000)...............                    700
                                                    -------
REPURCHASE AGREEMENTS 3.49%
  Fifth Third Bank 5.65%,
    10-01-96 (collateralized by
    $512,000 Federal Home Loan Mtg.
    Corp., 7.50%, 5-11-11,
    value--$518,933)................   500,000          500
                                                    -------
    TOTAL REPURCHASE AGREEMENTS
      (COST $500,000)...............                    500
                                                    -------
    TOTAL INVESTMENTS 98.86%
      (COST $12,707,944)(A).........                $14,181
                                                    ========

Percentages indicated are based on net assets.

GNMA -- Government National Mortgage Association

MIP -- Monthly Income Payment

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.....................................................................   $     1,753
        Unrealized depreciation.....................................................................          (280)
                                                                                                       -----------
        Net unrealized appreciation.................................................................   $     1,473
                                                                                                        ==========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (PRINCIPAL AMOUNTS AND MARKET VALUE IN THOUSANDS) --

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                                    MARKET
                                      PRINCIPAL     VALUE
                                       AMOUNT      (NOTE 2)
                                      --------     --------
U.S. GOVERNMENT AGENCY OBLIGATIONS 104.61%
  GNMA CLC Notes, 7.375% maturing
    1-15-98.........................  $  2,613     $  2,630
  GNMA CLC Notes, 7.750% maturing
    12-15-98........................     2,151        2,112
  GNMA CLC Notes, 8.000% maturing
    11-15-97 through 10-15-98.......     5,351        5,304
  GNMA CLC Notes, 8.875% maturing
    5-15-35.........................     1,262        1,329
  GNMA PL Notes, 8.000% maturing
    11-15-97 through 8-15-35........    15,663       15,909
  GNMA PL Notes, 8.125% maturing
    6-15-29.........................       494          503
  GNMA PL Notes, 8.150% maturing
    1-15-24.........................     2,315        2,374
  GNMA PL Notes, 8.250% maturing
    3-15-97 through 11-15-34........     8,059        8,221
  GNMA PL Notes, 8.500% maturing
    6-15-22 through 3-15-30.........     8,210        8,472
  GNMA PL Notes, 9.000% maturing
    10-15-21 through 12-15-34.......     7,339        7,637
  GNMA PL Notes, 9.250% maturing
    3-15-30 through 2-15-33.........     1,652        1,740
  GNMA PL Notes, 9.500% maturing
    1-15-19.........................       187          199
  GNMA PL Notes, 10.250% maturing
    12-15-22........................     1,633        1,715
  GNMA PL Notes, 10.500% maturing
    7-15-14.........................     1,020        1,080
  GNMA I Notes, 8.000% maturing
    5-15-22 through 9-15-26.........    14,896       15,073
  GNMA I Notes, 8.500% maturing
    5-15-16 through 8-15-17.........     9,400        9,782
  GNMA I Notes, 8.750% maturing
    12-15-16 through 1-15-25........     1,369        1,437
  GNMA I Notes, 9.000% maturing
    5-15-16 through 4-15-21.........    19,452       20,613

                                                    MARKET
                                      PRINCIPAL     VALUE
                                       AMOUNT      (NOTE 2)
                                      --------     --------
U.S. GOVERNMENT AGENCY OBLIGATIONS
  (CONTINUED)
  GNMA I Notes, 11.000% maturing
    1-15-10 through 6-15-20.........  $  4,949     $  5,530
  GNMA II Notes, 8.000% maturing
    5-20-22 through 12-20-25........     2,803        2,819
  GNMA II Notes, 9.000% maturing
    10-20-15 through 10-20-19.......     8,625        9,075
  GNMA II Notes, 9.500% maturing
    2-20-18 through 12-20-22........     1,886        2,015
  GNMA II Notes, 10.000% maturing
    1-20-14 through 2-20-21.........     8,920        9,450
  Federal Home Loan Mtg. Corp.,
    7.000% maturing 1-01-11.........     2,809        2,778
  Federal Home Loan Mtg. Corp.,
    7.500% maturing 5-01-10 through
    6-01-10.........................     1,632        1,643
                                                   --------
      TOTAL U.S. GOVERNMENT AGENCY
        OBLIGATIONS (COST
        $139,141,465)...............                139,440
                                                   --------
REPURCHASE AGREEMENTS, FULLY COLLATERALIZED BY
  U.S. GOVERNMENT OBLIGATIONS 2.10%
Fifth Third Bank, 5.650%, dated
  9-30-96, due 10-01-96
  (collateralized by $2,863,000
  Federal Home Loan Mtg. Corp.,
  7.50%, 5-11-11,
  value--$2,884,472)................     2,800        2,800
                                                   --------
      TOTAL REPURCHASE AGREEMENTS
        (COST $2,800,000)...........                  2,800
                                                   --------
      TOTAL INVESTMENTS
        (COST $141,941,465)(A)
        106.71%.....................               $142,240
                                                   =========

Percentages indicated are based on net assets.

CLC -- Construction Loan Contract

GNMA -- Government National Mortgage Association

PL -- Project Loan

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.........................................................................   $ 1,562
        Unrealized depreciation.........................................................................    (1,264)
                                                                                                           -------
        Net unrealized appreciation.....................................................................   $   298
                                                                                                            ======

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996
1.  ORGANIZATION

The Cardinal Group (the "Group") is an open-end management investment company, sponsored by The Ohio Company ("TOC"), established as an Ohio Business Trust on March 23, 1993. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. Before June 24, 1993 the Group had no operations other than those relating to organizational matters, including the issuance of 5,000 shares of beneficial interest in each of Cardinal Balanced Fund and Cardinal Aggressive Growth Fund (the "Original Portfolios") for cash at $10.00 per share on June 4, 1993 to Cardinal Management Corp. ("CMC"), the Group's Investment Adviser and a wholly owned subsidiary of TOC.

Effective May 1, 1996 the Group acquired the assets and assumed the liabilities of four open-end management investment companies also sponsored by TOC in exchange for shares of corresponding portfolios of the Group. Cardinal Government Securities Trust, Cardinal Tax Exempt Money Trust, The Cardinal Fund Inc., and Cardinal Government Obligations Fund (collectively the "Acquired Funds") were acquired by portfolios of the Group as follows:

     Cardinal Government Securities Trust was acquired by Cardinal Government Securities Money Market Fund

     Cardinal Tax Exempt Money Trust was acquired by Cardinal Tax Exempt Money Market Fund

     The Cardinal Fund Inc. was acquired by The Cardinal Fund

     Cardinal Government Obligations Fund was acquired by Cardinal Government Obligations Fund

The new portfolios retained the basic investment objectives and assumed the historical performance of the Acquired Funds.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies that the Group follows in the preparation of its financial statements and the calculation of daily net asset values. The policies are in conformity with generally accepted accounting principles and the Investment Company Act of 1940 (the "Act"), as amended. The preparation of these financial statements requires the management of the Group to make estimates and assumptions which affect the reported amounts of assets and liabilities as of September 30, 1996 and the income and expenses reported for the period. Actual results could differ significantly from those estimates.

SECURITIES VALUATION Investments in Cardinal Government Securities Money Market Fund and Cardinal Tax Exempt Money Market Fund (the "money market funds") are valued at amortized cost, which approximates the market value. Any premiums and discounts are amortized on a straight-line method to the maturity of the particular security. The use of the amortized cost method requires that the money

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

market funds purchase only securities with a remaining maturity of 397 calendar days or less (longer if certain maturity shortening provisions in Rule 2a-7, of the Act, apply) and maintain a dollar weighted portfolio maturity of 90 days or less.

Investments in The Cardinal Fund, Cardinal Aggressive Growth Fund, Cardinal Balanced Fund and Cardinal Government Obligations Fund (collectively the "non-money market funds") listed or traded on a national securities exchange are valued at the last sale price. Investments traded in the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price as may be quoted by the National Association of Securities Dealers Automated Quotation System. If no quotations are available the portfolio securities are valued in good faith by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded on the trade date, which is the date they are purchased or sold. Interest income is recognized on the accrual basis. Dividend income, if any, is recognized on the ex-dividend date. Realized gains or losses are calculated using the First-In/First-Out (FIFO) basis.

REPURCHASE AGREEMENTS It is the policy of the Group for its Custodian, Fifth Third Bank of Cincinnati, or a third-party bank reporting to the Custodian, to take possession of all securities pledged to the Group as collateral for the funds loaned in repurchase agreements. Repurchase agreements entered into by the Group must mature in seven days or less and be fully collateralized by securities eligible for purchase by the participating portfolio. The Group may only participate in repurchase transactions with those banks and securities broker/dealers that meet the credit criteria established by the Board of Trustees and monitored by CMC.

DEFERRED ORGANIZATIONAL COST Costs incurred with the initial organization of the Group have been deferred and are being amortized on a straight-line basis over the 60 month period from the commencement of operations on June 24, 1993. In the event that any of the initial shares of the Original Portfolios are redeemed by CMC or any subsequent holders thereof during the 60 month amortization period, the Group will reduce the redemption proceeds otherwise payable by any unamortized initial organizational costs in the same proportion as the number of initial shares of the Original Portfolios being redeemed bears to the number of initial shares of the Original Portfolios outstanding at the time of redemption.

The costs incurred with the acquisitions of the Acquired Funds have been deferred and are being amortized over the 60 month period beginning May 1, 1996, the effective date of the acquisitions.

FEDERAL INCOME TAXES The Group has made no provision for Federal income taxes. It is the intention of the management of the Group to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income and gains within the required time, to relieve it from all, or substantially all, Federal income taxes.

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

DISTRIBUTIONS TO SHAREHOLDERS The money market funds and Cardinal Government Obligations Fund declare dividends from net investment income daily and pay them to shareholders monthly. The Cardinal Fund, Cardinal Aggressive Growth Fund and Cardinal Balanced Fund declare and pay dividends from net investment income, if any, quarterly. Realized capital gains, if any, are declared and paid annually for the Group. Distributions of net investment income and realized capital gains are determined in accordance with the Internal Revenue Code and may differ from those calculated in accordance with generally accepted accounting principles. For the period ended September 30, 1996, approximately $77,000 in net investment losses for the Cardinal Aggressive Growth Fund were used to offset short-term capital gains for Federal income tax purposes. In addition, approximately $132,000, representing a portion of the Cardinal Aggressive Growth Fund's redemptions during the period ended September 30, 1995 were classified as capital gain distributions under income equalization rates allowed for Federal income tax purposes.

OPTION WRITING When a portfolio of the Group writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from options written that expire unexercised are recognized as realized gains by the portfolio on the expiration date. The difference, if any, between the premium received and the amount paid in a closing transaction is also treated as a realized gain or loss. If a written option is exercised, the premium received is added to proceeds from sales of the underlying securities for call options written or deducted from the cost basis of securities purchased for put options written. The portfolios making use of option writing bear the market risk of an unfavorable change in the price of any security/index underlying the written option.

EXPENSE ALLOCATION Expenses directly related to one of the Group's portfolios are charged to that portfolio. Other operating expenses are allocated to the portfolios of the Group based on their relative net assets.

3.  PURCHASES AND SALES OF SECURITIES

The purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1996 are as follows:

                                                             PURCHASES           SALES
                                                            ------------      ------------
        The Cardinal Fund................................   $122,662,180      $139,899,369
        Cardinal Aggressive Growth Fund..................      6,009,928         4,625,459
        Cardinal Balanced Fund...........................      3,615,769         2,314,135
        Cardinal Government Obligations Fund.............     56,071,163        48,602,463

4.  TRANSACTIONS WITH AFFILIATES

CMC, an affiliated company, acts as the Investment Adviser, Fund Accountant and Transfer Agent for the Group under contracts monitored and annually approved by the Board of Trustees. CMC receives a fee

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

based on the average net assets of each portfolio, plus reimbursement of out-of-pocket costs, for these services as outlined below as of September 30, 1996:

                                                         INVESTMENT ADVISER         TRANSFER AGENT
                                                        FEE AS A PERCENT OF         FEE -- ANNUAL
                                                         AVERAGE NET ASSETS       PER ACCOUNT CHARGE
                                                        --------------------      ------------------
        Money market funds.........................             0.50%                   $21.00
        The Cardinal Fund*.........................             0.60%                    18.00
        Cardinal Aggressive Growth Fund............             0.75%                    18.00
        Cardinal Balanced Fund.....................             0.75%                    18.00
        Cardinal Government Obligations Fund.......             0.50%                    21.00

---------------

* Prior to May 1, 1996, TOC served as Investment Adviser to The Cardinal Fund's predecessor, The Cardinal Fund, Inc., and was paid an investment adviser fee of 0.50% of average net assets.

CMC receives an annual fee of .03% of the average daily net assets up to $100 million and .01% of any balance over $100 million for Fund Accounting services.

TOC serves as the Group's distributor. TOC receives fees from the Fund for providing services under the Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the non-money market funds pay TOC an annual fee not to exceed .25% of the average net assets of those funds for providing distribution and shareholder services. For the year ended September 30, 1996 TOC voluntarily waived all fees from the Plan for the Group.

TOC reported to the Group that it received the following commissions (loads), after discounts to dealers, from the sale of shares of the portfolios of the Group for the year ended September 30, 1996:

        The Cardinal Fund...................................................     $ 170,108
        Cardinal Aggressive Growth Fund.....................................       138,327
        Cardinal Balanced Fund..............................................        44,967
        Cardinal Government Obligations Fund................................        24,561

5.  COMMITMENTS AND CONTINGENCIES

The portfolios of the Group have available lines of credit with Fifth Third Bank of Cincinnati, the Custodian, which were unused at September 30, 1996. When used, borrowings under this arrangement are secured by investment securities and can be used only for short-term needs of the borrowing portfolio. Compensating

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

balances are not required and the interest is calculated at 106% of the Custodian's prime lending rate. The amounts available under this arrangement are as follows:

        Cardinal Government Securities Money Market Fund.................     $ 25,000,000
        Cardinal Tax Exempt Money Market Fund............................       10,000,000
        The Cardinal Fund................................................       25,000,000
        Cardinal Aggressive Growth Fund..................................        2,000,000
        Cardinal Balanced Fund...........................................        2,000,000
        Cardinal Government Obligations Fund.............................       25,000,000

The aggregate limit on borrowing for the Group under this arrangement is $25,000,000.

Fidelity Bond and Errors/Omissions insurance coverage for the Group and its officers and Trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. Certain portfolios include in other assets deposits made for the initial capital and certificates of deposits that collateralize standby letters of credit supporting potential capital needs of ICI Mutual. In addition, these portfolios are also committed to provide additional capital should ICI Mutual experience unusual losses arising from its insurance underwriting. The following table details the deposits, certificates of deposit and additional capital commitments of the Group:

                                                                           CERTIFICATES
                                                                              OF         ADDITIONAL
                                                              DEPOSITS      DEPOSIT      COMMITMENTS
                                                              --------     ---------     ---------
    Cardinal Government Securities Money Market Fund.......   $ 87,459     $ 175,000     $ 262,377
    Cardinal Tax Exempt Money Market Fund..................     13,291        27,000        39,873
    The Cardinal Fund......................................     28,588        56,600        85,764
    Cardinal Government Obligations Fund...................     30,644        61,000        91,932

6.  FEDERAL INCOME TAXES

For Federal income tax purposes, at September 30, 1996 Cardinal Government Obligations Fund had a capital loss carryforward available to offset future capital gains, if any, that will expire over the next eight years. Approximately $2,600,000 of the capital loss carryforward expired during the year ended September 30, 1996. Cardinal Government Obligations Fund will not declare any capital gain distributions

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

until the carryforward amount has been offset or expired. The amount of the capital loss carryforward and the years they expire are as follows:

                                        YEAR                          AMOUNT
                    --------------------------------------------   ------------
                    1997........................................   $  1,943,362
                    1998........................................      1,867,822
                    1999........................................        194,311
                    2001........................................      1,489,408
                    Thereafter..................................     14,206,099
                                                                   ------------
                                                                   $ 19,701,002
                                                                   ============

Additionally, at September 30, 1996 Cardinal Government Securities Money Market Fund had a capital loss carryforward of approximately $312,000 available to offset future capital gains, if any. This capital loss carryforward will expire in 2002.

7.  CAPITAL SHARES TRANSACTIONS

Transactions in capital shares for the Group for the years ended September 30, 1996 and 1995 were as follows:

                                                CARDINAL GOVERNMENT                   CARDINAL TAX EXEMPT
                                            SECURITIES MONEY MARKET FUND               MONEY MARKET FUND
                                          --------------------------------      --------------------------------
                                            YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED
                                          SEPT. 30, 1996    SEPT. 30, 1995      SEPT. 30, 1996    SEPT. 30, 1995
                                          --------------    --------------      --------------    --------------
    Shares outstanding:
      Beginning of period..............      445,373,567       367,516,480          64,779,828        80,531,046
                                          --------------    --------------      --------------    --------------
    Share Transactions:
      Issued...........................    1,272,767,547     1,052,265,662         159,476,954       154,643,119
      Reinvested.......................       22,142,798        19,567,048           1,700,566         1,916,504
      Redeemed.........................   (1,262,408,528)     (993,975,623)       (166,042,433)     (172,310,841)
                                          --------------    --------------      --------------    --------------
      Net change in shares.............       32,501,817        77,857,087          (4,864,913)      (15,751,218)
                                          --------------    --------------      --------------    --------------
      End of period....................      477,875,384       445,373,567          59,914,915        64,779,828
                                           =============     =============       =============     =============

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1996

                                                 THE CARDINAL FUND              CARDINAL AGGRESSIVE GROWTH FUND
                                          --------------------------------      --------------------------------
                                            YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED
                                          SEPT. 30, 1996    SEPT. 30, 1995      SEPT. 30, 1996    SEPT. 30, 1995
                                          --------------    --------------      --------------    --------------
    Shares outstanding:
      Beginning of period..............       17,099,016        19,373,221             843,808           951,438
                                          --------------    --------------      --------------    --------------
    Share Transactions:
      Issued...........................          650,183           677,512             218,186           160,511
      Reinvested.......................        2,834,816         1,830,954              66,252                 0
      Redeemed.........................       (3,145,938)       (4,782,671)           (273,387)         (268,141)
                                          --------------    --------------      --------------    --------------
      Net change in shares.............          339,061        (2,274,205)             11,051          (107,630)
                                          --------------    --------------      --------------    --------------
      End of period....................       17,438,077        17,099,016             854,859           843,808
                                           =============     =============       =============     =============

                                                                                      CARDINAL GOVERNMENT
                                               CARDINAL BALANCED FUND                   OBLIGATIONS FUND
                                          --------------------------------      --------------------------------
                                            YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED
                                          SEPT. 30, 1996    SEPT. 30, 1995      SEPT. 30, 1996    SEPT. 30, 1995
                                          --------------    --------------      --------------    --------------
    Shares outstanding:
      Beginning of period..............        1,261,727         1,411,294          18,543,620        21,285,926
                                          --------------    --------------      --------------    --------------
    Share Transactions:
      Issued...........................          201,799           140,750             622,614           669,572
      Reinvested.......................           81,266            44,785             745,343           908,617
      Redeemed.........................         (334,795)         (335,102)         (3,354,343)       (4,320,495)
                                          --------------    --------------      --------------    --------------
      Net change in shares.............          (51,730)         (149,567)         (1,986,386)       (2,742,306)
                                          --------------    --------------      --------------    --------------
      End of period....................        1,209,997         1,261,727          16,557,234        18,543,620
                                           =============     =============       =============     =============

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS --
CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------------
                                                       1996         1995         1994         1993         1992
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING.........................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
INVESTMENT ACTIVITIES:
  Net investment income............................      0.05         0.05         0.03         0.02         0.04
                                                      -------      -------      -------      -------      -------
      Total from Investment Activities.............      0.05         0.05         0.03         0.02         0.04
                                                      -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income.......................     (0.05)       (0.05)       (0.03)       (0.02)       (0.04)
                                                      -------      -------      -------      -------      -------
      Total Distributions..........................     (0.05)       (0.05)       (0.03)       (0.02)       (0.04)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, ENDING............................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
  Total return.....................................      4.70%        4.98%        2.84%*       2.41%        3.58%
  Net Assets at end of period (000)................   477,875      445,374      367,516      402,758      472,521
  Ratio of expenses to average net assets..........      0.81%        0.81%        0.85%        0.79%        0.76%
  Ratio of net investment income to average
    net assets.....................................      4.74%        4.92%        2.94%        2.38%        3.52%

---------------
* During the year ended September 30, 1994, CMC contributed $1,151,186 to Cardinal Government Securities Trust, the fund's predecessor, to offset losses incurred by the predecessor. Without the capital contribution, the 1994 total return would have been 2.55%.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CARDINAL TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------------
                                                       1996         1995         1994         1993         1992
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING.........................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
INVESTMENT ACTIVITIES:
  Net investment income............................      0.03         0.03         0.02         0.02         0.03
                                                      -------      -------      -------      -------      -------
      Total from Investment Activities.............      0.03         0.03         0.02         0.02         0.03
                                                      -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income.......................     (0.03)       (0.03)       (0.02)       (0.02)       (0.03)
                                                      -------      -------      -------      -------      -------
      Total Distributions..........................     (0.03)       (0.03)       (0.02)       (0.02)       (0.03)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, ENDING............................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
  Total Return.....................................      2.67%        3.02%        1.78%        1.81%        2.62%
  Net Assets at end of period (000)................    59,915       64,780       80,531       91,159       70,054
  Ratio of expenses to average net assets..........      0.89%        0.81%        0.76%        0.77%        0.76%
  Ratio of net investment income to average
    net assets.....................................      2.66%        2.99%        1.78%        1.80%        2.59%

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- THE CARDINAL FUND
--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30, 1996
                                                      -----------------------------------------------------------
                                                       1996         1995         1994         1993         1992
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING.........................   $ 13.23      $ 12.73      $ 12.91      $ 12.95      $ 11.88
INVESTMENT ACTIVITIES:
  Net investment income............................      0.25         0.36         0.31         0.32         0.35
  Net realized and unrealized gain on
    investments....................................      1.95         1.32         0.12         0.55         1.37
                                                      -------      -------      -------      -------      -------
    Total from Investment Activities...............      2.20         1.68         0.43         0.87         1.72
                                                      -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income.......................     (0.26)       (0.35)       (0.33)       (0.29)       (0.36)
  From net realized gains..........................     (2.04)       (0.83)       (0.28)       (0.62)       (0.29)
                                                      -------      -------      -------      -------      -------
    Total Distributions............................     (2.30)       (1.18)       (0.61)       (0.91)       (0.65)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, ENDING............................   $ 13.13      $ 13.23      $ 12.73      $ 12.91      $ 12.95
                                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)................     17.96%       14.84%        3.38%        6.98%       15.05%
  Net Assets at end of period (000)................   229,042      226,181      246,581      282,125      261,392
  Ratio of expenses to average net assets..........      0.75%        0.70%        0.72%        0.68%        0.67%
  Ratio of net investment income after expenses to
    average net assets.............................      1.90%        2.89%        2.40%        2.46%        2.83%
  Ratio of incurred expenses to average net assets
    (a)............................................      0.85%        0.70%        0.72%        0.68%        0.69%
  Ratio of net investment income after incurred
    expenses to average net assets (a).............      1.80%        2.89%        2.40%        2.46%        2.83%
  Portfolio turnover rate..........................     57.93%       19.78%       23.20%       11.11%        6.22%
  Average commission rate paid (b).................   $  0.08      $  0.08      $  0.08      $  0.08      $  0.08

---------------

(a)  During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.
(b)  Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                            YEAR ENDED SEPTEMBER 30,             JUNE 24, 1993*
                                                        ---------------------------------           THROUGH
                                                         1996         1995         1994        SEPTEMBER 30, 1993
                                                        -------      -------      -------      ------------------
NET ASSET VALUE, BEGINNING...........................   $ 12.37      $  9.94      $ 10.47           $  10.00
INVESTMENT ACTIVITIES:
  Net investment loss................................     (0.17)       (0.10)       (0.13)             (0.03)
  Net realized and unrealized gain (loss)
    on investments...................................      0.01         2.53        (0.36)              0.50
                                                        -------      -------      -------           --------
      Total from Investment Activities...............     (0.16)        2.43        (0.49)              0.47
                                                        -------      -------      -------           --------
DISTRIBUTIONS:
  From net realized gains............................     (0.90)        0.00        (0.04)              0.00
                                                        -------      -------      -------           --------
      Total Distributions............................     (0.90)        0.00        (0.04)              0.00
                                                        -------      -------      -------           --------
NET ASSET VALUE, ENDING..............................   $ 11.31      $ 12.37      $  9.94           $  10.47
                                                        =======      =======      =======           ========
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)..................     (1.13)%      24.35%       (4.74)%             4.70%
  Net Assets at end of period (000)..................     9,669       10,434        9,460              6,320
  Ratio of expenses to average net assets............      1.95%        2.24%        2.51%              0.91%
  Ratio of net investment loss after
    expenses to average net assets...................     (1.52)%      (0.92)%      (1.50)%            (0.53)%
  Ratio of incurred expenses to average net assets
    (a)..............................................      2.17%        2.25%        2.51%              0.91%
  Ratio of net investment loss after incurred
    expenses to average net assets (a)...............     (1.75)%      (0.93)%      (1.50)%            (0.53)%
  Portfolio turnover rate............................     48.60%       80.35%       95.70%             31.15%
  Average commission rate paid (b)...................   $  0.07      $  0.07      $  0.09           $   0.08

---------------

  * Commencement of operations.

(a) During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

(b) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CARDINAL BALANCED FUND
--------------------------------------------------------------------------------

                                                            YEAR ENDED SEPTEMBER 30,             JUNE 24, 1993*
                                                        ---------------------------------           THROUGH
                                                         1996         1995         1994        SEPTEMBER 30, 1993
                                                        -------      -------      -------      ------------------
NET ASSET VALUE, BEGINNING...........................   $ 11.52      $  9.90      $ 10.13           $  10.00
INVESTMENT ACTIVITIES:
  Net investment income..............................      0.41         0.34         0.23               0.02
  Net realized and unrealized gain (loss)
    on investments...................................      0.73         1.67        (0.20)              0.12
                                                        -------      -------      -------           --------
      Total from Investment Activities...............      1.14         2.01         0.03               0.14
                                                        -------      -------      -------           --------
DISTRIBUTIONS:
  From net investment income.........................     (0.41)       (0.35)       (0.23)             (0.01)
  From net realized gains............................     (0.39)       (0.04)       (0.03)              0.00
                                                        -------      -------      -------           --------
      Total Distributions............................     (0.80)       (0.39)       (0.26)             (0.01)
                                                        -------      -------      -------           --------
NET ASSET VALUE, ENDING..............................   $ 11.86      $ 11.52      $  9.90           $  10.13
                                                        =======      =======      =======           ========
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)..................     10.26%       20.76%        0.37%              1.40%
  Net Assets at end of period (000)..................    14,345       14,535       13,973             10,811
  Ratio of expenses to average net assets............      1.64%        1.94%        2.07%              0.70%
  Ratio of net investment income after
    expenses to average net assets...................      3.54%        3.24%        2.44%              0.35%
  Ratio of incurred expenses to average net assets
    (a)..............................................      1.86%        1.95%        2.07%              0.70%
  Ratio of net investment income after incurred
    expenses to average net assets (a)...............      3.32%        3.23%        2.44%              0.35%
  Portfolio turnover rate............................     18.34%       37.62%       59.09%             60.67%
  Average commission rate paid (b)...................   $  0.09      $  0.09      $  0.10           $   0.10

---------------

  * Commencement of operations.

(a) During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

(b) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30, 1996
                                                      -----------------------------------------------------------
                                                       1996         1995         1994         1993         1992
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING.........................   $  8.18      $  7.96      $  8.63      $  8.95      $  8.99
INVESTMENT ACTIVITIES:
  Net investment income............................      0.60         0.64         0.66         0.74         0.80
  Net realized and unrealized gain (loss) on
    investments....................................     (0.12)        0.22        (0.68)       (0.32)       (0.04)
                                                      -------      -------      -------      -------      -------
    Total from Investment Activities...............      0.48         0.86        (0.02)        0.42         0.76
                                                      -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income.......................     (0.60)       (0.64)       (0.65)       (0.74)       (0.80)
  Tax return of capital............................     (0.01)        0.00         0.00         0.00         0.00
                                                      -------      -------      -------      -------      -------
    Total Distributions............................     (0.61)       (0.64)       (0.65)       (0.74)       (0.80)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, ENDING............................   $  8.05      $  8.18      $  7.96      $  8.63      $  8.95
                                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)................      6.04%       11.27%       (0.27)%       4.83%        8.87%
  Net Assets at end of period (000)................   133,298      151,711      169,529      208,883      172,139
  Ratio of expenses to average net assets..........      0.78%        0.76%        0.75%        0.73%        0.76%
  Ratio of net investment income after charged
    expenses to average net assets.................      7.39%        7.93%        7.88%        8.32%        8.89%
  Ratio of incurred expenses to average net assets
    (a)............................................      0.88%        0.76%        0.75%        0.73%        0.76%
  Ratio of net investment income after incurred
    expenses to average net assets (a).............      7.29%        7.93%        7.88%        8.32%        8.89%
  Portfolio turnover rate..........................     33.58%       36.71%       21.95%       24.94%       17.15%

---------------

(a)  During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

See notes to financial statements.

                                    APPENDIX


        Commercial Paper Ratings. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Commercial paper rated F-1 by Fitch Investors Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-2 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., F-1.

        The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

        Corporate Debt Ratings. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and


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B is regard as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lease degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        The following summarizes the six highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated


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B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

        The following summarizes the six highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. Debt rated BB is below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Debt rated B is below investment grade and possesses risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

        To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

        The following summarizes the six highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally


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rated "F-1+." Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        The following summarizes IBCA's six highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Obligations rated BB are those for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Obligations rated B are those for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.


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        The following summarizes Thomson's description of its six highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issuer rated B show a higher degree of uncertainty and therefore greater likelihood of default that higher-rated issuers. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

Definitions of Certain Money Market Instruments

Commercial Paper

        Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

        Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

        Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

        U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include


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Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

        Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


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